Exhibit 10.1 Execution Copy AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT THIS AMENDMENT NO. 2 TO TERM LOAN CREDIT AGREEMENT (this “Amendment”) is being executed and delivered as of May 29, 2018 by and among Global Brass and Copper, Inc. (the “Borrower”), Global Brass and Copper Holdings, Inc. (“Holdings”), the other Loan Parties party hereto, JPMorgan Chase Bank, N.A. (“JPMCB”), as administrative agent (in such capacity, the “Administrative Agent”) under the below-defined Credit Agreement, and the Lenders party to the Credit Agreement. All capitalized terms used herein without definition shall have the same meanings as set forth in the below-defined Credit Agreement. W I T N E S S E T H: WHEREAS, the Borrower, Holdings, certain of the Loan Parties, the Lenders, and the Administrative Agent are party to that certain Term Loan Credit Agreement, dated as of July 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended hereby, the “Credit Agreement”); WHEREAS, the Loan Parties have requested that the Lenders and the Administrative Agent amend the Existing Credit Agreement in certain respects; and WHEREAS, the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows: 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Existing Credit Agreement is hereby amended to read as set forth in Exhibit A hereto. 2. Condition of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent: (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Loan Parties and the Lenders required to execute and deliver this Amendment in order to give effect hereto; (b) the Administrative Agent shall have received those agreements, documents, instruments and other deliverables appearing in Exhibit B hereto; (c) the Administrative Agent shall have received for the benefit of each Lender approving this Amendment No. 2 all fees due and payable to such Lender described in that certain Amendment No. 2 Fee Letter (Term Loan B Facility), dated as of May 29, 2018, between the Borrower and JPMCB, with such approval being evidenced by such Lender by consenting online via “LendAmend” or such Lender’s delivery to the Administrative Agent of its properly executed signature page hereto, in each case no later than 5:00 p.m. New York time on May 23, 2018 (as such delivery or consent via “LendAmend” shall be determined by the Administrative Agent in its sole discretion); and (d) all of JPMCB’s and the Administrative Agent’s reasonable and documented accrued costs, fees and out-of-pocket expenses through the date hereof, in each case owing by any Loan Party to the Administrative Agent or JPMCB, shall have been fully paid. 3. Representation and Warranties. Each Loan Party hereby represents and warrants that (i) this Amendment and the Existing Credit Agreement as amended hereby constitute its legal, valid and binding obligation and are enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Loan Party set forth in the Credit Agreement are true and correct in all material respects on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects) and (iii) no Default has occurred and is continuing on and as of the date hereof. 4. Effect on the Credit Agreement and Other Loan Documents; Reaffirmation. (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby. (b) Except as expressly set forth herein, (i) the execution, delivery and effectiveness of this Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any other documents executed in connection with the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement nor any other document executed in connection therewith and (ii) the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith and are hereby ratified and confirmed. (c) Each Loan Party affirms its duties and obligations under each Loan Document to which it is a party (including, without limitation, the Guaranty set forth in Article X of the Credit Agreement). 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. 2

6. Costs and Expenses. The Loan Parties, jointly and severally, agree to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation, negotiation and execution of this Amendment. 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. 8. Counterparts. This Amendment may be executed by one or more of the parties on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile copy or other electronic image (e.g., “PDF” or “TIF” via electronic mail) of any signature hereto shall have the same effect as the original thereof. 9. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment. In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment. 10. Cashless Settlement. Each of the undersigned Lenders agrees to roll over all of its outstanding Loans on the date hereof pursuant to a cashless settlement mechanism approved by the Borrower and the Administrative Agent. [Signature Pages Follow] 3

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC (Print name of der above) B Y ~~ Name: Title: ~C-~f/ ~~~^~ Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Goldman Sachs Trust on behalf ofthe Goldman Sachs High Yield Floating Rate Fund Bv: Goldman Sachs Asset Manaeement. L.P. as investment advisor and not as nrincinal (Print name of Lender above) By Name: '~ Title: J ~ -~ ~~ ~''~"``'~ ~~naS~nS ~~/~G~i~ Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Goldman Sachs Lux Inveshnent Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux) by Goldman Sachs Asset Management, L.P. solely as its inveshnent advisor and not as principal (Print name of~I,.,ender above) Name:" l Title: eTe~ G~" t~ ~r~~ ~~ Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ACE American Insurance Company BY: T. Rowe Price Associates, Inc. as investment advisor By: Name: Rebecca Willey Title: Bank Loan Trader By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) AGF Floating Rate Income Fund By: Eaton Vance Management as Portfolio Manager By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) AMMC CLO 15, LIMITED BY: American Money Management Corp., as Collateral Manager By: Name: David P. Meyer Title: Senior Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) AMMC CLO 18, LIMITED By: American Money Management Corp., as Collateral Manager By: Name: David Meyer Title: Senior Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) AMMC CLO 22, LIMITED By: American Money Management Corp., as Collateral Manager By: Name: David Meyer Title: Senior Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Apex Credit CLO 2015-II Ltd. By: Apex Credit Partners, its Asset Manager By: Name: Andrew Stern Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Apex Credit CLO 2016 Ltd. By: Apex Credit Partners, its Asset Manager By: Name: Andrew Stern Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Apex Credit CLO 2017-II Ltd. By: Apex Credit Partners LLC By: Name: Andrew Stern Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Ascension Alpha Fund, LLC By: Amundi Pioneer Institutional Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Ascension Health Master Pension Trust By: Amundi Pioneer Institutional Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Assurant CLO I, Ltd. By: Assurant Investment Management LLC as Service Provider to Assurant CLO Management, LLC as its Collateral Manager By: Name: Michael Feeney Title: Senior Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ATLAS SENIOR LOAN FUND III, Ltd. By: Crescent Capital Group LP, its adviser By: Name: Brian McKeon Title: Vice President By: Name: Wayne Hosang Title: Managing Director Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ATLAS SENIOR LOAN FUND IX, LTD. By: Crescent Capital Group LP, its adviser By: Name: Brian McKeon Title: Vice President By: Name: Wayne Hosang Title: Managing Director Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ATLAS SENIOR LOAN FUND V, LTD. By: Crescent Capital Group LP, its adviser By: Name: Brian McKeon Title: Vice President By: Name: Wayne Hosang Title: Managing Director Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ATLAS SENIOR LOAN FUND VII, LTD. By: Crescent Capital Group LP, its adviser By: Name: Brian McKeon Title: Vice President By: Name: Wayne Hosang Title: Managing Director Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ATLAS SENIOR LOAN FUND X, LTD. By: Crescent Capital Group LP, its adviser By: Name: Brian McKeon Title: Vice President By: Name: Wayne Hosang Title: Managing Director Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Atlas Senior Secured Loan Fund VIII, Ltd. By: Crescent Capital Group LP, its adviser By: Name: Brian McKeon Title: Vice President By: Name: Wayne Hosang Title: Managing Director Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ATRIUM IX By: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Atrium X BY: By: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ATRIUM XI BY: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Atrium XII By: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) BA/CSCREDIT 1 LLC By: Credit Suisse Asset Management, LLC, as investment manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Baloise Senior Secured Loan Fund III By: Octagon Credit Investors, LLC as Sub Investment Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Black Diamond CLO 2014-1 Ltd. By: Black Diamond CLO 2014-1 Adviser, L.L.C. As its Collateral Manager By: Name: Stephen H. Deckoff Title: Managing Principal By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Black Diamond CLO 2016-1 Ltd. By: Black Diamond CLO 2016-1 Adviser, L.L.C. As its Collateral Manager By: Name: Stephen H. Deckoff Title: Managing Principal By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

Re: Global Brass and Copper, Inc. Amendment No. 2 to the Term Loan Credit Agreement We have posted for your review (i) draft of Amendment No. 2 to the Global Brass and Copper, Inc. Term Loan Credit Agreement (“Amendment No. 2”) and (ii) a conformed copy of the Term Loan Credit Agreement which will be attached as Exhibit A to the Amendment, along with a redline against the executed Term Loan Credit Agreement (as amended by Amendment No. 1 to the Term Loan Credit Agreement). We request that all Lender comments and executed signature pages to the Amendment be delivered no later than 5:00 PM New York City time on May 23, 2018. Please note that following the lender presentation, an additional change was made to the Amendment No. 2 regarding the ability of Global Brass and Copper Holdings, Inc. (“Holdings”) to make quarterly dividend payments pursuant to Section 6.08(a)(vi) of the Term Loan Credit Agreement. The permitted quarterly dividend allowed to be made by Holdings from Restricted Payments has increased from $0.15 per issued share of common stock of Holdings to $0.21 per issued share of common stock of Holdings (with the covenant now being the greater of $10 million and $0.21 per share). Please indicate your consent to the amendment by consenting online via LendAmend or by submitting an executed signature page, a form of which is attached hereto as Exhibit A to GlobalBrassMay18@Lendamend.com no later than 5:00 PM New York City time on May 23, 2018. For questions about signature pages or execution matters please contact LendAmend at +1 (646) 453-2847. Please address all legal comments to our counsel, Sidley Austin LLP, to the attention of Mark Kirsons (phone: 312-853-6891 or mkirsons@sidley.com) and Rob Isham (phone: 312-853- 2031 or risham@sidley.com). Please address all credit and business comments to John Hartman (phone: 212-270-1368 or john.s.hartman@jpmorgan.com) or Rob Pim (phone: (212) 270-6927 or robert.r.pim@jpmorgan.com). Thank you for your assistance in this matter.

Exhibit A Lender Signature Page (attached)

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) _BMO Floating Rate Income Fund___ (Print name of Lender above) By__________________________________ Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Brighthouse Funds Trust I - Brighthouse/Eaton Vance Floating Rate Portfolio BY: Eaton Vance Management as Investment Sub- Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM By: Credit Suisse Asset Management, LLC, as investment manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Canyon Capital CLO 2014-1, Ltd. BY: Canyon Capital Advisors LLC, its Collateral Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Canyon Capital CLO 2014-2, Ltd. BY: Canyon Capital Advisors LLC, its Collateral Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Canyon CLO 2016-1, Ltd. By: Canyon CLO Advisors LLC, its Collateral Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Canyon CLO 2016-2, Ltd. BY: Canyon CLO Advisors LLC, its Collateral Manager By: Name: Jonathan M. Kaplan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Canyon CLO 2017-1, Ltd. By: Canyon CLO Advisors LLC, its Collateral Manager By: Name: Jonathan Kaplan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Catamaran CLO 2014-1 Ltd. By: Trimaran Advisors, L.L.C. By: Name: Daniel Gilligan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Catamaran CLO 2014-2 Ltd. By: Name: Daniel Gilligan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Catamaran CLO 2015-1 Ltd. By: Name: Daniel Gilligan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Catamaran CLO 2016-1 LTD. By: Name: Daniel Gilligan Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Collective Trust High Yield Fund By: Alcentra NY, LLC, as investment advisor By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) CREDIT SUISSE FLOATING RATE HIGH INCOME FUND By: Credit Suisse Asset Management, LLC, as investment advisor By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Credit Suisse Nova (LUX) Global Senior Loan Fund By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each acting in their capacity as Co-Portfolio Managers to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux) By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Delaware Public Employees' Retirement System By: T. Rowe Price Associates, Inc., as investment manager By: Name: Rebecca Willey Title: Bank Loan Trader By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 30 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 33 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 34 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 36 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 37 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 40 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 41 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 42 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 43 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 45 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 49 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 50 Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden 53 CLO, Ltd. By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) DRYDEN 64 CLO FUNDING, LTD. By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden XXVI Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Dryden XXVIII Senior Loan Fund By: PGIM, Inc., as Collateral Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance CLO 2013-1 LTD. BY: Eaton Vance Management Portfolio Manager By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance CLO 2014-1, Ltd. BY: Eaton Vance Management Portfolio Manager By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance CLO 2015-1 Ltd. By: Eaton Vance Management Portfolio Manager By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance Floating-Rate Income Plus Fund BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance Floating-Rate Income Trust BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance Institutional Senior Loan Fund BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance Limited Duration Income Fund BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance Senior Floating-Rate Trust BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance Senior Income Trust BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance Short Duration Diversified Income Fund BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Eaton Vance VT Floating-Rate Income Fund BY: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ERIE INSURANCE EXCHANGE By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Florida Power & Light Company By: Eaton Vance Management as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Global-Loan SV S.a r.l. Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ICG US CLO 2015-1, Ltd By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ICG US CLO 2015-2, Ltd. By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ICG US CLO 2016-1, Ltd. By: Name: Seth Katzenstein Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) IRONSHORE INC. By: Liberty Mutual Group Asset Management Inc., its Adviser By: Name: Scott Russian Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) JFIN CLO 2014-II LTD. By: Apex Credit Partners LLC, as Portfolio Manager By: Name: Andrew Stern Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) JFIN CLO 2015 LTD. By: Apex Credit Partners LLC, as Portfolio Manager By: Name: Andrew Stern Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) John Hancock Funds II - Spectrum Income Fund BY: T. Rowe Price Associates, Inc. as investment sub-advisor By: Name: Rebecca Willey Title: Bank Loan Trader By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) LCM XIII Limited Partnership By: LCM Asset Management LLC As Collateral Manager By: Name: Alexander B. Kenna Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) LCM XIX Limited Partnership By: LCM Asset Management LLC As Collateral Manager By: Name: Alexander B. Kenna Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) LCM XV Limited Partnership By: LCM Asset Management LLC As Collateral Manager By: Name: Alexander B. Kenna Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) LCM XVIII Limited Partnership By: LCM Asset Management LLC As Collateral Manager By: Name: Alexander B. Kenna Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) LCM XXI Limited Partnership By: LCM Asset Management LLC As Collateral Manager By: Name: Alexander B. Kenna Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) LCM XXII Ltd. By: LCM Asset Management LLC As Collateral Manager By: Name: Alexander B. Kenna Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) LCM XXIV Ltd. By: LCM Asset Management LLC As Collateral Manager By: Name: Alexander B. Kenna Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Liberty Mutual Retirement Plan Master Trust, as Assignee By: LIBERTY MUTUAL GROUP ASSET MANAGEMENT INC. ACTING FOR AND ON BEHALF OF LIBERTY MUTUAL RETIREMENT PLAN MASTER TRUST By: Name: Scott Russian Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) MADISON PARK FUNDING X, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XII, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XIII, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) MADISON PARK FUNDING XIV, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XIX, Ltd. By: Credit Suisse Asset Management, LLC, as collateral manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XV, Ltd. BY: Credit Suisse Asset Management, LLC, as Portfolio Manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XVI, Ltd. BY: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) MADISON PARK FUNDING XVII, LTD. BY: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XVIII, Ltd. By: Credit Suisse Asset Management, LLC as Collateral Manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XX, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Madison Park Funding XXI, Ltd. By: Credit Suisse Asset Management, LLC, as portfolio manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Multi Sector Value Bond Fund By: Amundi Pioneer Institutional Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Northwoods Capital XV, Limited By: Angelo, Gordon & Co., LP As Collateral Manager By: Name: Chris Brescio Title: Director of Trading By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Northwoods Capital XVI, Limited By: Angelo, Gordon & Co., LP As Collateral Manager By: Name: Chris Brescio Title: Director of Trading By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Oaktree EIF III Series II, Ltd. By: Oaktree Capital Management, L.P. its: Collateral Manager By: Name: Ronald Kaplan Title: Managing Director By: Name: Armen Panossian Title: Managing Director Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Ocean Trails CLO VI By: Five Arrows Managers North America LLC as Asset Manager By: Name: Ryan White Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Octagon Investment Partners 25, Ltd. By: Octagon Credit Investors, LLC as Collateral Manager By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Octagon Investment Partners 28, Ltd. By: Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Octagon Paul Credit Fund Series I, Ltd. BY: Octagon Credit Investors, LLC as Portfolio Manager By: Name: Margaret Harvey Title: Managing Director of Portfolio Administration By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OHA LOAN FUNDING 2013-1, LTD. By: Oak Hill Advisors, L.P. as Portfolio Manager By: Name: Glenn August Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OHA LOAN FUNDING 2015-1 LTD. BY: Oak Hill Advisors, L.P. as Portfolio Manager By: Name: Glenn August Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OHA Loan Funding 2016-1, Ltd. By: Oak Hill Advisors, L.P. As Portfolio Manager By: Name: Glenn August Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM FUNDING II, LTD. By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM FUNDING III, LTD. By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM FUNDING IV, LTD. By: Och-Ziff Loan Management LP, its portfolio manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM FUNDING, LTD. By: OZ CLO Management LLC, its portfolio manager By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM IX, LTD. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM VI, LTD. By: Och-Ziff Loan Management LP, its asset manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM VII, LTD. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM VIII, LTD. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XI, LTD. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XII, LTD. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XIII, Ltd. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XIV, LTD. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XIX, Ltd. By: OZ CLO Management LLC, its collateral manager By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XV, LTD. By: Och-Ziff Loan Management LP, its collateral manager By: Och-Ziff Loan Management LLC, its general partner By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XVI, Ltd. By: OZ CLO Management LLC, its successor portfolio manager By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) OZLM XVII, Ltd. By: OZ CLO Management LLC, its collateral manager By: Name: Alesia J. Haas Title: CFO By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pacific Select Fund Floating Rate Loan Portfolio BY: Eaton Vance Management as Investment Sub- Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Peerless Insurance Company By: Name: Scott Russian Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pioneer Diversified High Income Trust By: Amundi Pioneer Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pioneer Floating Rate Fund By: Amundi Pioneer Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pioneer Floating Rate Trust By: Amundi Pioneer Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pioneer Investments Diversified Loans Fund By: Amundi Pioneer Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pioneer Multi-Asset Income Fund By: Amundi Pioneer Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pioneer Multi-Asset Ultrashort Income Fund By: Amundi Pioneer Asset Management, Inc. By: Name: Margaret C. Begley Title: Secretary and Associate General Counsel By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Pramerica Global Loan Opportunities Limited By: PGIM, Inc., as Investment Manager By: Name: Joseph Lemanowicz Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Rockford Tower CLO 2017-2, Ltd. By: King Street Capital Management, L.P. Its Authorized Signatory By: Name: Howard Baum Title: Authorized Signatory By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Senior Debt Portfolio BY: Boston Management and Research as Investment Advisor By: Name: Michael Brotthof Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2013-III CLO, Ltd. BY: Alcentra NY, LLC, as investment advisor By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2013-IV CLO, LTD by Alcentra NY, LLC as its Collateral Manager By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2014-V CLO, Ltd. By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2014-VI CLO, Ltd. BY: Alcentra NY, LLC as its Collateral Manager By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2015-VII CLO, Ltd BY: Alcentra NY, LLC as its Collateral Manager By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2015-VIII CLO, Ltd. By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2016-IX CLO, Ltd by Alcentra NY, LLC as its Collateral Manager By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2017-X CLO, Ltd by Alcentra NY, LLC as its Collateral Manager By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Shackleton 2017-XI CLO, LTD. by Alcentra NY, LLC as its Collateral Manager By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) SHACKLETON 2017-XII CLO, LTD. by Alcentra NY, LLC as its Collateral Manager By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) STATE OF NEW MEXICO STATE INVESTMENT COUNCIL By: authority delegated to the New Mexico State Investment Office By: Credit Suisse Asset Management, LLC, its investment manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Steele Creek CLO 2016-1, Ltd. By: Name: Nick Skudlarek Title: Research Analyst By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) T. Rowe Price Floating Rate Fund, Inc. By: Name: Rebecca Willey Title: Bank Loan Trader By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) T. Rowe Price Institutional Floating Rate Fund By: Name: Rebecca Willey Title: Bank Loan Trader By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) THE CITY OF NEW YORK GROUP TRUST BY: Credit Suisse Asset Management, LLC, as its manager By: Name: Louis Farano Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) The Dreyfus/Laurel Funds, Inc. - Dreyfus Floating Rate Income Fund By: Alcentra NY, LLC, as investment advisor By: Name: Young Kwon Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) THL Credit Wind River 2016-1 CLO Ltd. By THL Credit Senior Loan Strategies LLC, its Manager By: Name: James R. Fellows Title: Managing Director/Co-Head By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Trestles CLO 2017-1, Ltd. By: Pacific Asset Management, as collateral manager By: Name: Anar Majmudar Title: Authorized Signatory By: Name: Norman Yang Title: Authorized Sgnatory Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2012-4, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2013-1, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2013-2, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2013-3, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2014-1, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2014-2, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2014-3, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2014-4, Ltd. BY: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2015-1, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2015-2, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2015-3, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2016-1, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2016-2, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2016-3, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2016-4, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya CLO 2017-4, Ltd. By: Voya Alternative Asset Management LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya Floating Rate Fund BY: Voya Investment Management Co. LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya Prime Rate Trust BY: Voya Investment Management Co. LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya Senior Income Fund BY: Voya Investment Management Co. LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) Voya Strategic Income Opportunities Fund By: Voya Investment Management Co. LLC, as its investment manager By: Name: Michael Donoghue Title: Vice President By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ZAIS CLO 3, Limited ZAIS CLO 3, Limited By: Name: Vincent Ingato Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

By its execution below, the undersigned Lender agrees to the terms of this Amendment (including, without limitation, the roll over of all of its outstanding Loans pursuant to a cashless settlement mechanism as set forth in Section 10 of the Amendment) ZAIS CLO 5, Limited By Zais Leveraged Loan Master Manager, LLC its collateral manager By: Zais Group, LLC, its sole member By: Name: Vincent Ingato Title: Managing Director By: Name: Title: Signature Page to Amendment No. 2 to Term Loan Credit Agreement

EXHIBIT A Conformed Credit Agreement Attached

Exhibit A TERM LOAN CREDIT AGREEMENT dated as of July 18, 2016 and amended as of July 18, 2017 and May 29, 2018 among GLOBAL BRASS AND COPPER, INC., as the Borrower GLOBAL BRASS AND COPPER HOLDINGS, INC., as Holdings The Loan Guarantors Party Hereto The Lenders Party Hereto BANK OF AMERICA, N.A., WELLS FARGO BANK, NATIONAL ASSOCIATION and DEUTSCHE BANK SECURITIES INC., as Co-Syndication Agents BRANCH BANKING AND TRUST COMPANY, KEYBANK NATIONAL ASSOCIATION and WILLIAM BLAIR & COMPANY, L.L.C., as Co-Documentation Agents and JPMORGAN CHASE BANK, N.A., as Administrative Agent ___________________________ JPMORGAN CHASE BANK, N.A., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, WELLS FARGO SECURITIES, LLC and DEUTSCHE BANK SECURITIES INC. as Joint Bookrunners and Joint Lead Arrangers ACTIVE 231922421

TABLE OF CONTENTS Page ARTICLE I - Definitions……………………………………………………………………………….1 SECTION 1.01. Defined Terms .................................................................................................1 SECTION 1.02. Classification of Loans and Borrowings. ......................................................36 SECTION 1.03. Terms Generally. ...........................................................................................36 SECTION 1.04. Accounting Terms; GAAP ............................................................................37 SECTION 1.05. Pro Forma Adjustments for Acquisitions and dispositions ...........................37 SECTION 1.06. Status of Obligations .....................................................................................38 ARTICLE II – The Credits .................................................................................................................................. 38 SECTION 2.01. Commitments ................................................................................................38 SECTION 2.02. Loans and Borrowings ...................................................................................38 SECTION 2.03. Requests for Borrowings ...............................................................................39 SECTION 2.04. [Reserved]. .....................................................................................................40 SECTION 2.05. [Reserved]. .....................................................................................................40 SECTION 2.06. [Reserved]. .....................................................................................................40 SECTION 2.07. Funding of Borrowings. .................................................................................40 SECTION 2.08. Interest Elections. ..........................................................................................40 SECTION 2.09. Termination of Commitments .......................................................................42 SECTION 2.10. Repayment and Amortization of Loans; Evidence of Debt. ..........................42 SECTION 2.11. Prepayment of Loans .....................................................................................43 SECTION 2.12. Fees. ...............................................................................................................46 SECTION 2.13. Interest ...........................................................................................................47 SECTION 2.14. Alternate Rate of Interest. ..............................................................................47 SECTION 2.15. Increased Costs. .............................................................................................48 SECTION 2.16. Break Funding Payments. ..............................................................................49 SECTION 2.17. Withholding of Taxes; Gross-Up. .................................................................50 SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Set-offs ...............54 SECTION 2.19. Mitigation Obligations; Replacement of Lenders. ........................................56 SECTION 2.20. Defaulting Lenders. .......................................................................................57 SECTION 2.21. Returned Payments ........................................................................................57 SECTION 2.22. Banking Services and Swap Agreements ......................................................57 SECTION 2.23. Incremental Credit Extensions ......................................................................58 SECTION 2.24. Extensions of Loans ......................................................................................60 ARTICLE III – Representations and Warranties ................................................................................................. 63 SECTION 3.01. Organization; Powers ....................................................................................63 SECTION 3.02. Authorization; Enforceability ........................................................................63 SECTION 3.03. Governmental Approvals; No Conflicts. .......................................................63 SECTION 3.04. Financial Condition; No Material Adverse Change ......................................63 SECTION 3.05. Properties .......................................................................................................64 SECTION 3.06. Litigation and Environmental Matters. ..........................................................64 SECTION 3.07. Compliance with Laws and Agreements. ......................................................64 SECTION 3.08. Investment Company Status. .........................................................................65

SECTION 3.09. Taxes. .............................................................................................................65 SECTION 3.10. ERISA ............................................................................................................65 SECTION 3.11. Disclosure. .....................................................................................................65 SECTION 3.12. Material Contracts .........................................................................................65 SECTION 3.13. Solvency. .......................................................................................................65 SECTION 3.14. Insurance. .......................................................................................................66 SECTION 3.15. Capitalization and Subsidiaries. ....................................................................66 SECTION 3.16. Security Interest in Collateral .........................................................................66 SECTION 3.17. Employment Matters ......................................................................................66 SECTION 3.18. Federal Reserve Regulations ..........................................................................67 SECTION 3.19. Use of Proceeds ..............................................................................................67 SECTION 3.20. No Burdensome Restrictions ..........................................................................67 SECTION 3.21. Anti-Corruption Laws and Sanctions .............................................................67 SECTION 3.22. EEA Financial Institutions ............................................................................67 SECTION 3.23. Status as Senior Debt .....................................................................................67 SECTION 3.24. No Default .....................................................................................................67 SECTION 3.25. Business of Holdings .....................................................................................67 ARTICLE IV - Conditions .................................................................................................................................. 68 SECTION 4.01. Effective Date ................................................................................................68 SECTION 4.02. Each Credit Event. .........................................................................................71 ARTICLE V – Affirmative Covenants ................................................................................................................ 71 SECTION 5.01. Financial Statements and Other Information .................................................72 SECTION 5.02. Notices of Material Events. ...........................................................................74 SECTION 5.03. Existence; Conduct of Business ....................................................................75 SECTION 5.04. [Reserved]. .....................................................................................................75 SECTION 5.05. Maintenance of Properties .............................................................................75 SECTION 5.06. Books and Records; Inspection Rights ..........................................................75 SECTION 5.07. Compliance with Laws. .................................................................................76 SECTION 5.08. Use of Proceeds. ............................................................................................76 SECTION 5.09. Accuracy of Information. ..............................................................................76 SECTION 5.10. Insurance. .......................................................................................................77 SECTION 5.11. Casualty and Condemnation ..........................................................................77 SECTION 5.12. [Reserved] .......................................................................................................77 SECTION 5.13. Maintenance of Ratings ..................................................................................77 SECTION 5.14. Additional Collateral; Further Assurances .....................................................77 SECTION 5.15. Post-Closing Matters ......................................................................................78 ARTICLE VI – Negative Covenants ................................................................................................................... 79 SECTION 6.01. Indebtedness. .................................................................................................79 SECTION 6.02. Liens. .............................................................................................................82 SECTION 6.03. Fundamental Changes. ..................................................................................84 SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions ......................85 SECTION 6.05. Asset Sales .....................................................................................................87 SECTION 6.06. Sale and Leaseback Transactions ..................................................................89 SECTION 6.07. Swap Agreements ..........................................................................................89 SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. .............................89 SECTION 6.09. Transactions with Affiliates. .........................................................................91 SECTION 6.10. Restrictive Agreements. ................................................................................92

SECTION 6.11. Amendment of Material Documents ..............................................................92 SECTION 6.13. Holding Company ..........................................................................................92 ARTICLE VII – Events of Default ...................................................................................................................... 93 ARTICLE VIII – The Administrative Agent ....................................................................................................... 96 SECTION 8.01. Appointment ...................................................................................................96 SECTION 8.02. Rights as a Lender ..........................................................................................96 SECTION 8.03. Duties and Obligations ...................................................................................97 SECTION 8.04. Reliance ..........................................................................................................97 SECTION 8.05. Actions through Sub-Agents ..........................................................................97 SECTION 8.06. Resignation .....................................................................................................98 SECTION 8.07. Non-Reliance ..................................................................................................99 SECTION 8.08. Other Agency Titles .......................................................................................99 SECTION 8.09. Not Partners or Co-Venturers; Administrative Agent as Representative of the Secured Parties Bankruptcy; Credit Bidding .......................................................................99 SECTION 8.10. Flood Laws ...................................................................................................101 ARTICLE IX - Miscellaneous ........................................................................................................................... 101 SECTION 9.01. Notices .........................................................................................................101 SECTION 9.02. Waivers; Amendments. ...............................................................................103 SECTION 9.03. Expenses; Indemnity; Damage Waiver. ......................................................107 SECTION 9.04. Successors and Assigns ...............................................................................109 SECTION 9.05. Survival ........................................................................................................112 SECTION 9.06. Counterparts; Integration; Effectiveness. ....................................................113 SECTION 9.07. Severability ..................................................................................................113 SECTION 9.08. Right of Setoff. ............................................................................................113 SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. ....................114 SECTION 9.10. WAIVER OF JURY TRIAL. ......................................................................114 SECTION 9.11. Headings. .....................................................................................................115 SECTION 9.12. Confidentiality. ............................................................................................115 SECTION 9.13. Several Obligations; Nonreliance; Violation of Law ...................................116 SECTION 9.14. USA PATRIOT Act. ...................................................................................116 SECTION 9.15. Disclosure ....................................................................................................116 SECTION 9.16. Appointment for Perfection .........................................................................117 SECTION 9.17. Interest Rate Limitation ...............................................................................117 SECTION 9.18. Marketing Consent ......................................................................................117 SECTION 9.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions ..118 SECTION 9.20. Intercreditor Agreement ..............................................................................118 SECTION 9.21. No Advisory or Fiduciary Responsibility ....................................................118 ARTICLE X – Loan Guaranty .......................................................................................................................... 119 SECTION 10.01. Guaranty. ...................................................................................................119 SECTION 10.02. Guaranty of Payment ..................................................................................120 SECTION 10.03. No Discharge or Diminishment of Loan Guaranty .....................................120 SECTION 10.04. Defenses Waived. .......................................................................................120 SECTION 10.05. Rights of Subrogation .................................................................................121 SECTION 10.06. Reinstatement; Stay of Acceleration. ..........................................................121 SECTION 10.07. Information .................................................................................................121 SECTION 10.08. Termination ................................................................................................121 SECTION 10.09. [Reserved]. .................................................................................................122

SECTION 10.10. Maximum Liability .....................................................................................122 SECTION 10.11. Contribution ...............................................................................................122 SECTION 10.12. Liability Cumulative ...................................................................................123 SECTION 10.13. Keepwell .....................................................................................................123 SCHEDULES: Commitment Schedule Schedule 3.05 -- Properties Schedule 3.06 -- Disclosed Matters Schedule 3.14 -- Insurance Schedule 3.15 -- Capitalization and Subsidiaries Schedule 6.01 -- Existing Indebtedness Schedule 6.02 -- Existing Liens Schedule 6.04 -- Existing Investments Schedule 6.09 -- Transactions with Affiliates Schedule 6.10 -- Existing Restrictions EXHIBITS: Exhibit A-- Form of Assignment and Assumption Exhibit B -- Form of Opinion of Loan Parties’ Counsel Exhibit C – [Reserved] Exhibit D -- Form of Compliance Certificate Exhibit E -- Joinder Agreement Exhibit F-1 -- U.S. Tax Certificate (For Foreign Lenders that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit F-2 -- U.S. Tax Certificate (For Foreign Participants that are not Partnerships for U.S. Federal Income Tax Purposes) Exhibit F-3 -- U.S. Tax Certificate (For Foreign Participants that are Partnerships for U.S. Federal Income Tax Purposes) Exhibit F-4 -- U.S. Tax Certificate (For Foreign Lenders that are Partnerships for U.S. Federal Income Tax Purposes)

TERM LOAN CREDIT AGREEMENT dated as of July 18, 2016 (as it may be amended or modified from time to time, this “Agreement”) among Global Brass and Copper, Inc., as the Borrower, Global Brass and Copper Holdings, Inc., as Holdings, the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent. The parties hereto agree as follows: ARTICLE I Definitions SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “ABL Administrative Agent” has the meaning set forth in the definition of ABL Credit Agreement. “ABL Credit Agreement” means that certain Credit Agreement, dated as of the date hereof, by and among the Borrower, Holdings, the other loan parties party thereto, the financial institutions party thereto as lenders and JPMCB, in its capacity as administrative agent (in such capacity, the “ABL Administrative Agent”), as amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement. “ABL Loan Documents” means the ABL Credit Agreement, the Intercreditor Agreement and any agreements (including, without limitation, any guarantee agreements or security agreements), instruments and documents executed from time to time in connection therewith, as the same may be amended, restated, supplemented or otherwise modified from time to time to the extent not prohibited by the Intercreditor Agreement. “ABL Obligations” has the meaning set forth in the Intercreditor Agreement. “ABL Priority Collateral” has the meaning set forth in the Intercreditor Agreement. “ABL Loans” means the “Loans” as defined in the ABL Credit Agreement. “ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Alternate Base Rate. “Acceptable Intercreditor Agreement” means the Intercreditor Agreement or another intercreditor agreement that is reasonably satisfactory to the Administrative Agent. 1

“Account” has the meaning assigned to such term in the Security Agreement. “Account Debtor” means any Person obligated on an Account. “Acquisition” means any transaction, or any series of related transactions, consummated on or after the Effective Date, by which any Loan Party or any Subsidiary (a) acquires any going business or all or substantially all of the assets of any Person, whether through purchase of assets, merger or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Equity Interests of a Person which has ordinary voting power for the election of directors or other similar management personnel of a Person (other than Equity Interests having such power only by reason of the happening of a contingency) or a majority of the outstanding Equity Interests of a Person. “Additional Term Lender” mean any Lender with an Additional Term Loan Commitment or an outstanding Additional Term Loan. “Additional Term Loan Commitments” means any term commitment added pursuant to Section 2.23, 2.24 and/or 9.02(f). “Additional Term Loans” means any term loan added pursuant to Section 2.23, 2.24 and/or 9.02(f). “Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period or for any ABR Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and Affiliates), in its capacity as administrative agent for the Lenders hereunder. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the specified Person. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1%, and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that for the purpose of this definition, the Adjusted LIBO Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Adjusted LIBO Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of 2 interest pursuant to Section 2.14 hereof, then the Alternate Base Rate shall be the greater of clause (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as so determined would be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Amendment No. 1” means Amendment No. 1 to Term Loan Credit Agreement, dated as of July 18, 2017, by and among the Borrower, Holdings, the other Loan Parties party thereto, the Lenders party thereto, and the Administrative Agent. “Amendment No. 1 Effective Date” means July 18, 2017. “Amendment No. 2 Effective Date” means May 29, 2018. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Holdings or any of its Affiliates from time to time concerning or relating to bribery or corruption. “Applicable Percentage” means, with respect to any Lender of any Class, a percentage equal to a fraction the numerator of which is the aggregate outstanding principal amount of the Loans and unused Additional Term Loan Commitments of such Term Lender under the applicable Class and the denominator of which is the aggregate outstanding principal amount of the Loans and unused Term Commitments of all Term Lenders under the applicable Class. “Applicable Rate” means, for any day occurring on or after the Amendment No. 2 Effective Date, (x) with respect to any Eurodollar Loan, 2.50% per annum, and (y) with respect to any ABR Loan, 1.50% per annum. “Approved Fund” has the meaning assigned to such term in Section 9.04. “Assignment and Assumption” means an assignment and assumption agreement entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent. “Available Amount” means, at any time, an amount equal to, without duplication: (a) the sum, without duplication, of: (i) $75,000,000; plus (ii) 50% of the Net Income of the Loan Parties for the period (taken as one accounting period) from the Effective Date to the end of Holdings’ most recently ended fiscal quarter for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, in the case such Net Income for such period is a deficit, minus 100% of such deficit) at such time; plus (iii) the cumulative amount of cash and cash equivalent proceeds from (a) the sale of Qualified Equity Interests of Holdings after the Effective Date and on 3 or prior to such time (including upon exercise of warrants or options) which proceeds have been contributed as equity to the capital of the Borrower and (b) the Qualified Equity Interests of Holdings issued upon conversion of Indebtedness of the Borrower or the Subsidiary Guarantors owed to a Person other than a Loan Party incurred after the Effective Date (in each case excluding any such contribution by Borrower or any of the Subsidiary Guarantors); plus (iv) the aggregate amount of Declined Proceeds; plus (v) to the extent not included pursuant to clause (iii) above, an amount equal to the aggregate amount of cash and the fair market value, as determined in good faith by the Borrower, of marketable securities or other property contributed to the capital of the Borrower after the Effective Date (excluding any such contribution by any of the Loan Parties (other than Holdings)); minus (b) the sum, without duplication, of: (i) any amount of the Available Amount used to make Restricted Payments pursuant to Section 6.08(a)(vii) and Restricted Debt Payments pursuant to Section 6.08(b)(v) after the Effective Date and on or prior to such time; plus (ii) any amount of the Available Amount used to make investments pursuant to Section 6.04(r) after the Effective Date and on or prior to such time. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Banking Services” means each and any of the following bank services provided to any Loan Party or its Subsidiaries by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, “commercial credit cards” and purchasing cards), (b) stored value cards, (c) merchant processing services, and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, any direct debit scheme or arrangement, overdrafts and interstate depository network services). “Banking Services Obligations” means any and all obligations of the Loan Parties or their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services. “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto, as hereafter amended. 4

“Bankruptcy Event” means, with respect to any Person, when such Person becomes the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, custodian, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or, in the good faith determination of the Administrative Agent, has taken any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any such proceeding or appointment, provided that a Bankruptcy Event shall not result solely by virtue of any ownership interest, or the acquisition of any ownership interest, in such Person by a Governmental Authority or instrumentality thereof, unless such ownership interest results in or provides such Person with immunity from the jurisdiction of courts within the U.S. or from the enforcement of judgments or writs of attachment on its assets or permits such Person (or such Governmental Authority or instrumentality) to reject, repudiate, disavow or disaffirm any contracts or agreements made by such Person. “Beneficial Owner” means, with respect to any U.S. Federal withholding Tax, the beneficial owner, for U.S. Federal income tax purposes, to whom such Tax relates. “Board” means the Board of Governors of the Federal Reserve System of the U.S. “Borrower” means Global Brass and Copper, Inc., a Delaware corporation. “Borrowing” means Loans of the same Type and Class, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03. “Burdensome Restrictions” means any consensual encumbrance or restriction of the type described in clause (a) or (b) of Section 6.10. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for general business in London. “Capital Expenditures” means, without duplication, any expenditure or commitment to expend money for any purchase or other acquisition of any asset which would be classified as a capital expenditure on a consolidated statement of cash flows of Holdings and its Subsidiaries prepared in accordance with GAAP. “Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP. “cash equivalents” means, as at any date of determination, (a) securities (i) issued or 5 directly and unconditionally guaranteed or insured as to interest and principal by the U.S. government or (ii) issued by any agency or instrumentality of the U.S., the obligations of which are backed by the full faith and credit of the U.S., in each case maturing within one year after such date and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (b) direct obligations issued by any state of the U.S., or any political subdivision of any such state or any public instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating organization) and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; (c) commercial paper maturing no more than one year from the date of creation thereof and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized statistical rating agency); (d) deposits, money market deposits, time deposit accounts, certificates of deposit or bankers’ acceptances (or similar instruments) maturing within one year after such date and issued or accepted by any Lender or by any bank or trust company organized under, or authorized to operate as a bank or trust company under, the laws of the U.S., any state thereof or the District of Columbia or any political subdivision thereof and that has capital and surplus of not less than $500,000,000 and, in each case, repurchase agreements and reverse repurchase agreements relating thereto; and (e) shares of any money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (d) above, (ii) net assets of not less than $500,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s. “Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding voting Equity Interests of Holdings; (b) Holdings shall cease to beneficially own, directly or indirectly, free and clear of all Liens or other encumbrances (other than Liens granted under the Loan Documents or the ABL Loan Documents) 100% of the issued and outstanding Equity Interests of the Borrower; or (c) other than in connection with a merger, amalgamation or consolidation permitted by this Agreement (including Section 6.03), the Borrower shall cease to beneficially own, directly or indirectly, free and clear of all Liens or other encumbrances (other than Liens granted under the Loan Documents or the ABL Loan Documents) 100% of the issued and outstanding voting Equity Interests of each Loan Party (other than Holdings). “Change in Law” means the occurrence after the date of this Agreement (or, with respect to any Lender, such later date on which such Lender becomes a party to this Agreement) of any of the following: (a) the adoption of or taking effect of any law, rule, regulation or treaty; (b) any change in any law, rule, regulation or treaty or in the administration, interpretation or application thereof by any Governmental Authority; or (c) compliance by any Lender (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline, requirement or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder 6 or issued in connection therewith or in the implementation thereof, and (y) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Charges” has the meaning assigned to such term in Section 9.17. “CFC” means any existing or future direct or indirect subsidiary of the Borrower that is a controlled foreign corporation for purposes of section 957 of the Code. “Class”, when used with respect to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Initial Term Loans, Additional Term Loans of any series established as a separate “Class” pursuant to Section 2.23, 2.24 and/or 9.02(f) (b) any Commitment, refers to whether such Commitment is an Initial Term Commitment, an Additional Term Loan Commitment of any series established as a separate “Class” pursuant to Section 2.23, 2.24 and/or 9.02(f), and (c) any Lender, refers to whether such Lender has a Loan or Commitment of a particular Class. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any and all property owned, leased or operated by a Person covered by the Collateral Documents and any and all other property of any Loan Party, now existing or hereafter acquired, that may at any time be, become or be intended to be, subject to a security interest or Lien in favor of the Administrative Agent, on behalf of itself and the Lenders and other Secured Parties, to secure the Secured Obligations; provided, that Excluded Property shall be excluded from the definition of Collateral. “Collateral Access Agreement” has the meaning assigned to such term in the Security Agreement. “Collateral Documents” means, collectively, the Security Agreement and any other agreements, instruments and documents executed in connection with this Agreement that are intended to create, perfect or evidence Liens to secure the Secured Obligations, including, without limitation, all other security agreements, pledge agreements, loan agreements, notes, guarantees, subordination agreements, pledges, powers of attorney, consents, assignments, contracts, fee letters, notices, leases, financing statements and all other written matter whether theretofore, now or hereafter executed by any Loan Party and delivered to the Administrative Agent in connection with this Agreement or any other Loan Document. “Commitment” means, with respect to each Lender, such Lender’s Initial Term Loan Commitment and Additional Term Loan Commitment, as applicable, in effect as of such time. “Commitment Schedule” means the Schedule attached hereto identified as such. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. 7

“Commodity Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving or related to the conduct of the Borrower’s operations, or settled by reference to one or more metal commodities, energy commodities, interest rate derivatives, or foreign currency arrangements, in each case, entered in the ordinary course of business consistent with past practice and not for any speculative purposes. “Communications” has the meaning assigned to such term in Section 9.01(d). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated Adjusted EBITDA” means, for any period, Net Income for such period plus, the sum, without duplication, during such period of: (i) Net Interest Expense (Income); (ii) plus income tax expense as recorded in Holdings’ statement of consolidated operations; (iii) plus all amounts attributable to depreciation and amortization expense; (iv) (a) minus any extraordinary income or (b) plus any extraordinary expense; (v) plus any other net expenses or charges that do not constitute reserves, whether or not otherwise includable as a separate item in the statement of such Net Income, including the following: (1) (a) minus any gains or (b) plus any losses, in each case, due to the depletion of a last-in-first-out layer of Inventory; (2) (a) minus any gains or (b) plus any losses, in each case, due to recording lower of cost or market adjustments to Inventory; (3) (a) minus any gains or (b) plus any losses, in each case, incurred due to restructuring and other business transformation charges, including severance, and net losses from disposed, abandoned, transferred, closed, or discontinued operations; provided that the amounts added back to Net Income pursuant to this clause (v)(3) shall not exceed $10,000,000 in the aggregate during any trailing twelve calendar month period; and (4) plus non-cash share-based compensation activity from stock compensation awards to employees and board of director members permitted under this Agreement; (vi) (a) minus any unrealized profits or (b) plus any unrealized losses, in each case, arising from Swap Agreements (including Commodity Swap Agreements) of the Borrower and its Subsidiaries; (vii) (a) minus any income or gain or (b) plus any expenses or charges incurred, in each case, as a result of the early extinguishment of Indebtedness to the extent included within the Borrower’s statement of operations (excluding Swap Agreements, Commodity Swap Agreements or other derivative instruments); (viii) plus charges or expenses related to the Transactions; 8

(ix) plus expenses incurred in connection with the prepayment, amendment, modification or refinancing of Indebtedness during such period; (x) plus any transaction costs or charges incurred during such period in connection with an actual or proposed incurrence of Indebtedness, including a refinancing, prepayment or amendment thereof, or any issuance of Equity Interests, investment, Acquisition (whether or not consummated), disposition, abandonment, divestiture or recapitalization (in each case whether or not consummated) outside the ordinary course of business; and (xi) plus for each period ending on or prior to December 31, 2017, excessive audit, consulting, board of director and other expenses incurred to operate Holdings as a public company in an aggregate amount not to exceed $1,500,000 during the trailing twelve calendar month period then ended; all calculated for Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP. “Consolidated Total Assets” means, as of the date of any determination thereof, total assets of Holdings and its Subsidiaries calculated in accordance with GAAP on a consolidated basis as of such date. “Consolidated Total Indebtedness” means at any date the sum, without duplication, of (a) the aggregate Indebtedness of Holdings and its Subsidiaries calculated on a consolidated basis as of such date in accordance with GAAP, (b) the aggregate amount of Indebtedness of Holdings and its Subsidiaries relating to the maximum drawing amount of all letters of credit outstanding and bankers acceptances and (c) Indebtedness of the type referred to in clauses (a) or (b) hereof of another Person guaranteed by Holdings or any of its Subsidiaries; provided that no Indebtedness under any Commodity Swap Agreement shall be included in the determination of Consolidated Total Indebtedness. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Control Investment Affiliate” means, as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. “Credit Party” means the Administrative Agent or any other Lender. “Declined Proceeds” has the meaning assigned to such term in Section 2.11(b). “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Defaulting Lender” means any Lender that has become the subject of (i) a Bankruptcy 9

Event or (ii) a Bail-In Action. “Disclosed Matters” means the actions, suits, proceedings and environmental matters disclosed in Schedule 3.06. “Disregarded Domestic Subsidiary” means a Domestic Subsidiary that is disregarded as an entity separate from its owner under § 301.7701-3 of the United States Treasury Regulations and owns Equity Interests of a CFC (directly or indirectly through another entity disregarded as an entity separate from its owner under § 301.7701-3 of the United States Treasury Regulations). “Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, (a) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than for Qualified Equity Interests), pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof (other than for Qualified Equity Interests), in whole or in part, on or prior to 91 days following the Latest Maturity Date at the time such Equity Interest is issued (it being understood that if any such redemption is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute a Disqualified Equity Interest), (b) is or becomes convertible into or exchangeable (unless at the sole option of the issuer thereof) for (i) debt securities or (ii) any Equity Interest that would constitute a Disqualified Equity Interest, in each case at any time on or prior to 91 days following the Latest Maturity Date at the time such Equity Interest is issued, (c) contains any mandatory repurchase obligation or any other repurchase obligation at the option of the holder thereof (other than for Qualified Equity Interest), in whole or in part, which may come into effect prior to 91 days following the Latest Maturity Date at the time such Equity Interest is issued (it being understood that if any such repurchase obligation is in part, only such part coming into effect prior to 91 days following the Latest Maturity Date shall constitute a Disqualified Equity Interest) or (d) provides for the scheduled payments of dividends in cash on or prior to 91 days following the Latest Maturity Date at the time such Equity Interest is issued; provided that any Equity Interest that would not constitute a Disqualified Equity Interest but for provisions thereof giving holders thereof (or the holders of any security into or for which such Equity Interest is convertible, exchangeable or exercisable) the right to require the issuer thereof to redeem such Equity Interest upon the occurrence of any Change in Control or any disposition occurring prior to 91 days following the Latest Maturity Date at the time such Equity Interest is issued shall not constitute a Disqualified Equity Interest if such Equity Interest provides that the issuer thereof will not redeem any such Equity Interest pursuant to such provisions prior to the date that all Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document (other than contingent indemnification obligations for which no claim or demand has been made) have been paid in full in cash. “dollars” or “$” refers to lawful money of the U.S. “Domestic Subsidiary” means a Subsidiary organized under the laws of a jurisdiction located in the U.S. “Domestic Subsidiary Holding Company” means (i) any Domestic Subsidiary substantially 10 all of the assets of which consist of Equity Interests and/or debt interests of one or more CFCs, so long as such Domestic Subsidiary does not conduct any business or activity other than the ownership of such Equity Interests and/or debt interests and does not incur, and is not otherwise liable for, any indebtedness or other liabilities or (ii) any Disregarded Domestic Subsidiary; provided that no Person that is a Subsidiary of Holdings on the Effective Date shall be a Domestic Subsidiary Holding Company. “Dutch Auction” means an auction (an “Auction”) conducted by the Borrower or one (1) of its Subsidiaries in order to purchase Loans in accordance with the following procedures: (a) Notice Procedures. In connection with an Auction, the Borrower will provide notification to the Administrative Agent (for distribution to the relevant Term Lenders) of the Loans that will be subject to the Auction (an “Auction Notice”). Each Auction Notice shall be in a form reasonably acceptable to the Administrative Agent and shall contain (i) the total cash value of the bid, in a minimum amount of $5,000,000 with minimum increments of $1,000,000 (the “Auction Amount”), (ii) the discount to par, which shall be a range (the “Discount Range”) of percentages of the par principal amount of the Loans at issue that represents the range of purchase prices that could be paid in the Auction and (iii) be extended, at the sole discretion of the Borrower, to (x) each Term Lender with respect to any Loan of any Class. (b) Reply Procedures. In connection with any Auction, each relevant Term Lender may, in its sole discretion, participate in such Auction and may provide the Administrative Agent with a notice of participation (the “Return Bid”) which shall be in a form reasonably acceptable to the Administrative Agent and shall specify (i) a discount to par that must be expressed as a percentage (the “Reply Discount”), which must be within the Discount Range, and (ii) a principal amount of such Loans which must be in increments of $500,000 (the “Reply Amount”). A Term Lender may avoid the minimum amount condition solely when submitting a Reply Amount equal to the Term Lender’s entire remaining amount of such Class of Loans. Term Lenders may only submit one (1) Return Bid per Auction but each Return Bid may contain up to three (3) bids only one (1) of which can result in a Qualifying Bid (as defined below). In addition to the Return Bid, the participating Term Lender must execute and deliver, to be held in escrow by the Administrative Agent, an Assignment and Assumption with the dollar amount of the Loan to be left in blank, which amount shall be completed by the Administrative Agent in accordance with the final determination of such Term Lender’s Qualifying Bid pursuant to subclause (c) below. (c) Acceptance Procedures. Based on the Reply Discounts and Reply Amounts received by the Administrative Agent, the Administrative Agent, in consultation with the Borrower, will determine the applicable discount (the “Applicable Discount”) for the Auction, which will be the lowest Reply Discount for which the Borrower can complete the Auction at the Auction Amount; provided that, in the event that the Reply Amounts are insufficient to allow the Borrower to complete a purchase of the entire Auction Amount (any such Auction, a “Failed Auction”), the Borrower shall either, at its election, (i) withdraw the Auction or (ii) complete the Auction at an Applicable Discount equal to the highest Reply Discount. The Borrower shall purchase the applicable Loans (or the respective portions thereof) from each such Term Lender with a Reply Discount that is 11 equal to or greater than the Applicable Discount (“Qualifying Bids”) at the Applicable Discount; provided that, if the aggregate proceeds required to purchase all such Loans subject to Qualifying Bids would exceed the Auction Amount for such Auction, the Borrower shall purchase such Loans at the Applicable Discount ratably based on the principal amounts of such Qualifying Bids (subject to rounding requirements specified by the Administrative Agent). If a Term Lender has submitted a Return Bid containing multiple bids at different Reply Discounts, only the bid with the highest Reply Discount that is equal to or greater than the Applicable Discount will be deemed the Qualifying Bid of such Term Lender. Each participating Term Lender will receive notice of a Qualifying Bid as soon as reasonably practicable but in no case later than five (5) Business Days from the date the Return Bid was due. (d) Additional Procedures. Furthermore, in connection with any Auction, upon submission by a Term Lender of a Qualifying Bid, such Term Lender will be obligated to sell the entirety or its allocable portion of the Reply Amount, as the case may be, at the Applicable Discount. “ECP” means an “eligible contract participant” as defined in Section 1(a)(18) of the Commodity Exchange Act or any regulations promulgated thereunder and the applicable rules issued by the Commodity Futures Trading Commission and/or the SEC. “EEA Financial Institution” means (a) any institution established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Effective Date Debt Repayments” means, collectively, the repayment in full on the Effective Date of all of the existing Indebtedness outstanding and the termination of any remaining commitments and obligations with respect thereto as of the Effective Date under the Borrower’s (a) existing amended and restated asset based revolving credit facility, dated as of August 15, 2010, and (b) existing 9.50% Senior Secured Notes due 2019 (the “Senior Secured Notes”), issued under that certain Indenture, dated as June 1, 2012, in each case as amended, supplemented or otherwise modified from time to time prior to the date hereof. “Effective Yield” means, as to any Indebtedness, the effective yield applicable thereto calculated by the Administrative Agent in consultation with the Borrower in a manner consistent 12 with generally accepted financial practices, taking into account (a) interest rate margins, (b) interest rate floors (subject to the proviso set forth below), (c) any amendment to the relevant interest rate margins and interest rate floors prior to the applicable date of determination and (d) original issue discount and upfront or similar fees (based on an assumed four-year average life to maturity or lesser remaining average life to maturity), but excluding (i) any arrangement, commitment, structuring, underwriting and/or amendment fees (regardless of whether any such fees are paid to or shared in whole or in part with any lender) and (ii) any other fee that is not payable to all relevant lenders generally; provided, however, that (A) to the extent that the Adjusted LIBO Rate or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is less than any floor applicable to the loans in respect of which the Effective Yield is being calculated on the date on which the Effective Yield is determined, the amount of the resulting difference will be deemed added to the interest rate margin applicable to the relevant Indebtedness for purposes of calculating the Effective Yield and (B) to the extent that the Adjusted LIBO Rate (for a period of three months) or Alternate Base Rate (without giving effect to any floor specified in the definition thereof) is greater than any applicable floor on the date on which the Effective Yield is determined, the floor will be disregarded in calculating the Effective Yield. Any determination by the Administrative Agent of the Effective Yield shall be conclusive and binding on all Lenders absent demonstrable error and the Administrative Agent shall have no liability to any Person with respect to such determination absent bad faith, gross negligence or willful misconduct. “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record. “Electronic System” means any electronic system, including e-mail, e-fax, web portal access for the Borrower, Intralinks®, ClearPar®, Debt Domain, Syndtrak and any other Internet or extranet-based site, whether such electronic system is owned, operated or hosted by the Administrative Agent and any of its respective Related Parties or any other Person, providing for access to data protected by passcodes or other security system. “Eligible Assignee” means (a) any Lender, (b) any commercial bank, insurance company, or finance company, financial institution, any fund that invests in loans or any other “accredited investor” (as defined in Regulation D of the Securities Act), (c) any Affiliate of any Lender and (d) any Approved Fund of any Lender; provided that in no event shall an Ineligible Institution constitute an Eligible Assignee. “Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, Release or threatened Release of any Hazardous Material or to health and safety matters. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Holdings or any Subsidiary directly or indirectly resulting from or based upon (a) any violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) any exposure to any Hazardous Materials, (d) the Release 13 or threatened Release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equipment” has the meaning assigned to such term in the Security Agreement. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. “ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the failure to satisfy the “minimum funding standard” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(c) of the Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal of any Loan Party or any ERISA Affiliate from any Multiemployer Plan; or (g) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition upon any Loan Party or any ERISA Affiliate of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time. “Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted LIBO Rate. “Event of Default” has the meaning assigned to such term in Article VII. “Excess Cash Flow” means, for any fiscal year period of Holdings beginning with the fiscal year ending December 31, 2017, the excess, if any, of the sum, without duplication, of (a) less (b) 14 less (c) where each are defined and shown within Holding’s consolidated statement of cash flows for such period as follows: (a) cash flow from operations; (b) cash flow from investing activities; and (c) the sum, without duplication, of all of the following as included within net cash flows from financing activities: (i) payments of principal on Indebtedness for borrowed money (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder); plus (ii) premiums paid to retire or repurchase Indebtedness for borrowed money; plus (iii) principal payments under Capital Lease Obligations; plus (iv) dividends paid pursuant to Sections 6.08(a)(vi), 6.08(a)(vii) and 6.08(a)(viii); plus (v) share repurchases pursuant to Section 6.08(a)(iii) (excluding those related to stock compensation awards); provided that if the sum of the foregoing shall be less than zero, such amount shall be deemed to be zero for purposes of this Agreement. “Excluded Domestic Subsidiary” means (a) any Domestic Subsidiary Holding Company and (b) any Domestic Subsidiary that is a direct or indirect subsidiary of a Foreign Subsidiary. “Excluded Property” has the meaning assigned to such term in the Security Agreement. “Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an ECP at the time the Guarantee of such Guarantor or the grant of such security interest becomes or would become effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient: (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes; (b) in the case of a Lender, U.S. Federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.19(b)) or (ii) such Lender changes its lending office, except in each case 15 to the extent that, pursuant to Section 2.17, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender acquired the applicable interest in a Loan or Commitment or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 2.17(f); and (d) any U.S. Federal withholding Taxes imposed under FATCA. “Extended Term Loans” has the meaning assigned to such term in Section 2.24(a). “Extension” has the meaning assigned to such term in Section 2.24(a). “Extension Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (for purposes of giving effect to Section 2.24) and the Borrower executed by each of (a) Holdings, the Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that has accepted the applicable Extension Offer pursuant hereto and in accordance with Section 2.24. “Extension Offer” has the meaning assigned to such term in Section 2.24(a). “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements implementing any of the foregoing, and any laws with respect to such intergovernmental agreements. “Federal Funds Effective Rate” means, for any day, the rate calculated by the NYFRB based on such day’s federal funds transactions by depositary institutions (as determined in such manner as the NYFRB shall set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate. For the avoidance of doubt, if the Federal Funds Effective Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower or Holdings. “Fixed Charge Coverage Ratio” means, at any date, the ratio of (a) Consolidated Adjusted EBITDA minus Unfinanced Capital Expenditures (excluding capitalized interest) minus expenses for Taxes paid in cash to (b) Fixed Charges, all calculated for the Test Period ended on such date (or, if such date is not the last day of a fiscal quarter, ended on the last day of the fiscal quarter most recently ended prior to such date). “Fixed Charges” means, for any period, without duplication, Interest Expense paid in cash, plus scheduled principal payments on Indebtedness paid or payable in cash minus interest income received in cash, all calculated for Holdings and its Subsidiaries on a consolidated basis in accordance with GAAP. “Fixed Incremental Amount” means (a) $75,000,000 minus (b) the aggregate outstanding 16 principal amount of all loans made under any Incremental Facilities and/or Incremental Equivalent Debt incurred or extended in reliance on the Fixed Incremental Amount. “Fixtures” has the meaning assigned to such term in the Security Agreement. “Flood Laws” has the meaning assigned to such term in Section 8.10. “Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for Tax purposes. “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary. “Funded Debt” means as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Loan Parties, Indebtedness in respect of the Loans. “Funding Account” has the meaning assigned to such term in Section 4.01(i). “GAAP” means generally accepted accounting principles in the U.S. “Governmental Authority” means the government of the U.S., any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. “Guaranteed Obligations” has the meaning assigned to such term in Section 10.01. 17

“Guarantors” means all Loan Guarantors and all non-Loan Parties who have delivered an Obligation Guaranty, and the term “Guarantor” means each or any one of them individually. For the avoidance of doubt, no Excluded Domestic Subsidiary (except a Domestic Subsidiary Holding Company) shall serve as a Guarantor. “Hazardous Materials” means: (a) any substance, material, or waste that is included within the definitions of “hazardous substances,” “hazardous materials,” “hazardous waste,” “toxic substances,” “toxic materials,” “toxic waste,” or words of similar import in any Environmental Law; (b) those substances listed as hazardous substances by the United States Department of Transportation (or any successor agency) (49 C.F.R. 172.101 and amendments thereto) or by the Environmental Protection Agency (or any successor agency) (40 C.F.R. Part 302 and amendments thereto); and (c) any substance, material, or waste that is petroleum, petroleum-related, or a petroleum by-product, asbestos or asbestos-containing material, polychlorinated biphenyls, flammable, explosive, radioactive, freon gas, radon, or a pesticide, herbicide, or any other agricultural chemical. “Holdings” means Global Brass and Copper Holdings, Inc., a Delaware corporation. “Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate.” “Incremental Cap” means (a) the Fixed Incremental Amount, plus (b) an unlimited amount so long as, in the case of this clause (b), after giving effect to the relevant Incremental Facility or Incremental Equivalent Debt, the Net Senior Secured Leverage Ratio does not exceed 2.50:1.00 (such amount under this clause (b), the “Ratio-Based Incremental Amount”), determined on a pro forma basis after giving effect to such Incremental Facility or Incremental Equivalent Debt, including the application of the proceeds thereof (without “netting” the cash proceeds of the applicable Incremental Facility or Incremental Equivalent Debt on the consolidated balance sheet of Holdings). It is understood and agreed that all or any portion of an Incremental Facility or Incremental Equivalent Debt shall first be requested under the Ratio-Based Incremental Amount basket. If no amount is available for such Incremental Facility or Incremental Equivalent Debt under the Ratio- Based Incremental Amount basket, or if only a portion of such Incremental Facility or Incremental Equivalent Debt is available under the Ratio-Based Incremental Amount basket, then the Borrower may request that such Incremental Facility or Incremental Equivalent Debt or portion thereof, as the case may be, be extended under the Fixed Incremental Amount basket (subject to the availability thereof). Any portion of the Fixed Incremental Amount used to fund an Incremental Facility or Incremental Equivalent Debt shall not be available for future extensions of incremental term loans. “Incremental Commitment” means any commitment made by a lender to provide all or any portion of any Incremental Term Loans. “Incremental Equivalent Debt” means Indebtedness in the form of secured or unsecured notes or loans or junior secured or unsecured notes or loans and/or commitments in respect of any 18 of the foregoing extended, incurred or implemented in lieu of loans under an Incremental Facility; provided, that: (a) the aggregate outstanding amount thereof shall not exceed the Incremental Cap, (b) except as otherwise agreed by the lenders or holders providing such notes or loans, no Event of Default exists immediately prior to or after giving effect to such notes or loans, (c) the Weighted Average Life to Maturity applicable to such notes or loans (other than customary bridge loans with a maturity date of no longer than one year; provided, that any loans, notes, securities or other Indebtedness which are exchanged for or otherwise replace such bridge loans shall be subject to the requirements of this clause (c)) is no shorter than the Weighted Average Life to Maturity of the then-existing Loans, (d) the final maturity date with respect to such notes or loans (other than customary bridge loans with a maturity date of no longer than one year; provided, that any loans, notes, securities or other Indebtedness which are exchanged for or otherwise replace such bridge loans shall be subject to the requirements of this clause (d)) is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof, (e) in the case of any such Indebtedness in the form of term loans that are pari passu with the Initial Term Loans in right of payment and with respect to security (other than customary bridge loans), the Effective Yield applicable thereto will not be more than 0.50% per annum higher than the Effective Yield in respect of the Initial Term Loans unless the Effective Yield with respect to the Initial Term Loans is adjusted to be equal to the Effective Yield applicable to such Indebtedness, minus 0.50% per annum, (f) any such Indebtedness may not participate on a greater than pro rata basis in any voluntary or mandatory prepayment in respect of the Initial Term Loans (and any Additional Term Loans then subject to ratable repayment requirements), (g) no such Indebtedness may be (x) guaranteed by any Person which is not a Loan Party or (y) secured by any assets other than the Collateral, and (h) in the case any such Indebtedness is pari passu with or subordinated to any then-existing tranche of Loans in right of payment or security, it shall be subject to an Acceptable Intercreditor Agreement. “Incremental Facilities” has the meaning assigned to such term in Section 2.23(a). “Incremental Facility Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent (solely for purposes of giving effect to Section 2.23) and the Borrower executed by each of (a) Holdings, the Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Incremental Facility being incurred pursuant thereto and in accordance with Section 2.23. 19

“Incremental Term Facility” has the meaning assigned to such term in Section 2.23(a). “Incremental Term Loans” has the meaning assigned to such term in Section 2.23(a). “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable incurred in the ordinary course of business which are not more than 90 days past due), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) obligations under any earnout that has become due and payable (but has not been paid) pursuant to an Acquisition and as reflected on the balance sheet of such Person in accordance with GAAP, (l) any other Off-Balance Sheet Liability and (m) obligations, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all Swap Agreements (other than any Commodity Swap Agreements), and (ii) any and all cancellations, buy backs, reversals, terminations or assignments of any Swap Agreement transaction (other than any Commodity Swap Agreement transaction). The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by, or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in the foregoing clause (a) hereof, Other Taxes. “Indemnitee” has the meaning assigned to such term in Section 9.03(b). “Ineligible Institution” has the meaning assigned to such term in Section 9.04(b). “Information” has the meaning assigned to such term in Section 9.12. “Information Memorandum” means the Confidential Information Memorandum dated June 16, 2016 relating to the Borrower and the Transactions. “Initial Term Lender” means any Lender with an Initial Term Loan Commitment or an outstanding Initial Term Loan. 20

“Initial Term Loan Commitment” means, with respect to each Term Lender, the commitment of such Term Lender to make Initial Term Loans hereunder in an aggregate amount not to exceed the amount set forth opposite such Term Lender’s name on the Commitment Schedule, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Term Lender pursuant to Section 9.04 or (ii) increased from time to time pursuant to Section 2.23. The aggregate amount of the Term Lenders’ Initial Term Loan Commitments on the Effective Date is $320,000,000. “Initial Term Loan Maturity Date” means May 29, 2025. “Initial Term Loans” means the term loans made by the Initial Term Lenders to the Borrower pursuant to Section 2.01(a). On the Amendment No. 2 Effective Date, the aggregate outstanding principal amount of the Initial Term Loans is $315,200,000. “Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among the Administrative Agent, the ABL Administrative Agent, the Borrower and the other Loan Parties. “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.08. “Interest Expense” means, for any period, total interest expense (including that attributable to Capital Lease Obligations) of Holdings and its Subsidiaries for such period with respect to all outstanding Indebtedness of Holdings and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Agreements (other than any Commodity Swap Agreements) in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP), calculated on a consolidated basis for Holdings and its Subsidiaries for such period in accordance with GAAP. “Interest Payment Date” means (a) with respect to any ABR Loan, the first day of each calendar month and the Maturity Date and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part (and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period) and the Maturity Date. “Interest Period” means, with respect to any Eurodollar Borrowing, the period commencing on the date of such Eurodollar Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three, six or twelve months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding 21 day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period (for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBO Screen Rate for the shortest period (for which the LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time. “Inventory” has the meaning assigned to such term in the Security Agreement. “IRS” means the United States Internal Revenue Service. “Joinder Agreement” means a Joinder Agreement in substantially the form of Exhibit E. “Joint Lead Arrangers” means JPMCB, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc., in their capacities as joint lead arrangers and joint bookrunners. “JPMCB” means JPMorgan Chase Bank, N.A., a national banking association, in its individual capacity, and its successors. “Latest Term Loan Maturity Date” means, as of any date of determination, the latest maturity or expiration date applicable to any Loan or any Term Commitment. “Lender” or “Term Lender” means any Initial Term Lender and any Additional Term Lender and any other Person that becomes a party hereto pursuant to an Assignment and Assumption, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. “LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the LIBO Screen Rate at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the LIBO Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14. Notwithstanding the above, to the extent that “LIBO Rate” or “Adjusted LIBO Rate” is used in connection with an ABR Borrowing, such rate shall be determined as modified by the definition of Alternate Base Rate. “LIBO Screen Rate” means, for any day and time, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate for dollars) for a period equal in length to such Interest Period as displayed on such day and time on 22 pages LIBOR01 or LIBOR02 of the Reuters screen that displays such rate (or, in the event such rate does not appear on a Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion) provided that if the LIBO Screen Rate shall be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “License Agreement” has the meaning assigned to such term in the Security Agreement. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities. “Loan Documents” means, collectively, this Agreement, any promissory notes delivered pursuant to this Agreement, the Collateral Documents, the Loan Guaranty, any Obligation Guaranty, the Intercreditor Agreement each Refinancing Amendment, each Incremental Facility Amendment, each Extension Amendment and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, legal opinions issued in connection with the other Loan Documents, UCC filings, and any other documents prepared in connection with the other Loan Documents, if any and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party, or any employee of any Loan Party, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative. “Loan Guarantor” means each Loan Party. “Loan Guaranty” means Article X of this Agreement. “Loan Parties” means, collectively, Holdings, the Borrower, the Subsidiary Guarantors and any other Person who becomes a party to this Agreement pursuant to a Joinder Agreement and their successors and assigns, and the term “Loan Party” shall mean any one of them or all of them individually, as the context may require. “Loan” means any Initial Term Loan or any Additional Term Loan. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations or financial condition of Holdings and its Subsidiaries taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under the Loan Documents to which it is a party, (c) the Collateral, or the Administrative Agent’s Liens (on behalf of itself and other Secured 23

Parties) on the Collateral or the priority of such Liens, or (d) the rights of or benefits available to the Administrative Agent or the Lenders under any of the Loan Documents. “Material Contract” means any contract or other arrangement to which Holdings or any of its Subsidiaries is a party (other than the Loan Documents and the ABL Loan Documents) for which breach, nonperformance, cancellation or failure to renew could reasonably be expected to have a Material Adverse Effect. “Material Domestic Subsidiary” means each Domestic Subsidiary (i) which, as of the most recent fiscal quarter of Holdings, for the period of four consecutive fiscal quarters then ended, for which financial statements have been delivered pursuant to Section 5.01(a) or (b) (or, if prior to the date of the delivery of the first financial statements to be delivered pursuant to Section 5.01(a) or (b), the most recent financial statements referred to in Section 3.04(a)), contributed greater than five percent (5%) of Consolidated Adjusted EBITDA for such period or (ii) which contributed greater than five percent (5%) of Consolidated Total Assets as of such date; provided that, if at any time the aggregate amount of Consolidated Adjusted EBITDA or Consolidated Total Assets attributable to all Domestic Subsidiaries that are not Material Domestic Subsidiaries exceeds five percent (5%) of Consolidated Adjusted EBITDA for any such period or five percent (5%) of Consolidated Total Assets as of the end of any such fiscal quarter, the Borrower (or, in the event the Borrower has failed to do so within ten (10) days, the Administrative Agent) shall designate sufficient Domestic Subsidiaries as “Material Domestic Subsidiaries” to eliminate such excess, and such designated Subsidiaries shall for all purposes of this Agreement constitute Material Domestic Subsidiaries. “Material Indebtedness” means Indebtedness (other than the Loans), or obligations in respect of one or more Swap Agreements (other than Commodity Swap Agreements), of any one or more of Holdings and its Subsidiaries in an aggregate principal amount exceeding $10,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of Holdings or any Subsidiary in respect of any Swap Agreement (other than any Commodity Swap Agreement) at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Holdings or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. “Maturity Date” means (a) with respect to the Initial Term Loans, the Initial Term Loan Maturity Date, (b) with respect to any Replacement Term Loans, the final maturity date for such Replacement Term Loans, as the case may be, as set forth in the applicable Refinancing Amendment, (c) with respect to any Incremental Facility, the final maturity date set forth in the applicable Incremental Facility Amendment, and (d) with respect to any Extended Term Loans, the final maturity date set forth in the applicable Extension Amendment. “Maximum Rate” has the meaning assigned to such term in Section 9.17. “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA. 24

“Net Income” means, for any period, the consolidated net income (or loss) attributable to Holdings and its Subsidiaries, determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with Holdings or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary) in which Holdings or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by Holdings or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary. “Net Interest Expense (Income)” means, for any period, an amount (which may be negative) equal to the excess of (x) Interest Expense over (y) total interest income of Holdings and its Subsidiaries for such period, calculated on a consolidated basis for Holdings and its Subsidiaries for such period in accordance with GAAP. “Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, minus (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid to third parties (other than Affiliates) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments required to be made as a result of such event to repay Indebtedness (other than Loans) secured by such asset or otherwise subject to mandatory prepayment as a result of such event and (iii) the amount of all Taxes paid (or reasonably estimated to be payable) and the amount of any reserves established to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer). “Net Senior Secured Leverage Ratio” means, at any date, the ratio of (a) the excess of (i) the aggregate outstanding principal amount of the Loans and all other Consolidated Total Indebtedness of the Loan Parties on such date that is secured on a pari passu basis by Term Loan Priority Collateral over (ii) the aggregate amount of cash and cash equivalents of the Loan Parties and their Domestic Subsidiaries (except any Excluded Domestic Subsidiary) on such date that is unrestricted and unencumbered (other than Permitted Encumbrances) to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or (b). “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(d). “NYFRB” means the Federal Reserve Bank of New York. 25

“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day(or for any day that is not a Banking Day, for the immediately preceding Banking Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate” means the rate for a federal funds transaction quoted at 11:00 a.m. on such day received to the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. “Obligated Party” has the meaning assigned to such term in Section 10.02. “Obligation Guaranty” means any Guarantee of all or any portion of the Secured Obligations executed and delivered to the Administrative Agent for the benefit of the Secured Parties by a guarantor who is not a Loan Party. “Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees (including the Repricing Premium) and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest, expenses and fees accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any of the Loan Parties to any of the Lenders, the Administrative Agent or any indemnified party, individually or collectively, existing on the Effective Date or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Loans made or reimbursement or other obligations incurred or other instruments at any time evidencing any thereof. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheet of such Person (other than operating leases). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to, or enforced, any Loan Document, or sold or assigned an interest in any Loan or any Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security 26 interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19). “Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar borrowings by U.S.-managed banking offices of depository institutions (as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time) and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate). “Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Participant” has the meaning assigned to such term in Section 9.04(c). “Participant Register” has the meaning assigned to such term in Section 9.04(c). “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Permitted Acquisition” means any Acquisition by any Loan Party (other than Holdings) in a transaction that satisfies each of the following requirements: (a) such Acquisition is not a hostile or contested acquisition; (b) the business acquired in connection with such Acquisition is not engaged, directly or indirectly, in any line of business other than the businesses in which the Loan Parties are engaged on the Effective Date and any business activities that are substantially similar, complementary, related, or incidental thereto; (c) both before and after giving effect to such Acquisition and the Loans (if any) requested to be made in connection therewith, (i) each of the representations and warranties in the Loan Documents is true and correct as of the date of such Acquisition (except any such representation or warranty which relates to a specified prior date, which shall be true and correct as of such prior date) and (ii) no Default exists, will exist, or would result therefrom on the date the relevant Acquisition is consummated, and giving pro forma effect to such Acquisition; (d) other than in connection with any Acquisition for which the total consideration paid or payable (including any earnout or deferred purchase price obligations) is less than $10,000,000, as soon as available, but not less than ten (10) days prior to such Acquisition, the Borrower has provided the Administrative Agent (i) notice of such Acquisition and (ii) a copy of all business and financial information reasonably requested by the Administrative Agent including pro forma financial statements, statements of cash flow, and Availability projections; (e) if such Acquisition is an acquisition of the Equity Interests of a Person, such Acquisition is structured so that the acquired Person shall become a direct or indirect wholly-owned Subsidiary of the Borrower; 27

(f) if such Acquisition is an acquisition of assets located in the United States (or its territories), such Acquisition is structured so that the Borrower or another Subsidiary Guarantor shall acquire such assets; (g) if such Acquisition is an acquisition of Equity Interests, such Acquisition will not result in any violation of Regulation U; (h) if such Acquisition involves a merger or a consolidation involving the Borrower or a Subsidiary Guarantor, the Borrower or such Subsidiary Guarantor, as applicable, shall be the surviving entity; (i) no Loan Party shall, as a result of or in connection with any such Acquisition, assume or incur any direct or contingent liabilities (whether relating to environmental, Tax, litigation, or other matters) that could have a Material Adverse Effect; (j) all actions required to be taken with respect to any newly acquired or formed wholly-owned Subsidiary of the Borrower or a Loan Party, as applicable, required under Section 5.14 shall have been taken; and (k) promptly upon the consummation thereof, the Borrower shall have delivered to the Administrative Agent the final executed material documentation relating to such Acquisition. “Permitted Encumbrances” means: (a) Liens imposed by law for Taxes that are not yet due or (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; provided, however, that each Loan Party will, and will cause each Subsidiary to, remit withholding taxes and other payroll taxes to appropriate Governmental Authorities as and when claimed to be due, notwithstanding the foregoing exception. (b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than thirty (30) days or (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Loan Party or Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect; (c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations; (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business; 28

(e) judgment Liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VII; and (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Holdings or any Subsidiary; provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness, except with respect to clause (e) above. “Permitted Factoring Facility” means any factoring program facility with respect to certain Accounts of the Loan Parties or their Subsidiaries; provided, that the aggregate maximum amount outstanding under all such factoring program facilities shall not be greater than $2,000,000 at any time. “Permitted Investments” means: (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the U.S. (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the U.S.), in each case maturing within one year from the date of acquisition thereof; (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s; (c) investments in certificates of deposit, bankers’ acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the U.S. or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. 29

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Platform” means Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “Prepayment Event” means: (a) any sale, transfer or other disposition (including pursuant to a Sale and Leaseback transaction) of any property or asset of any Loan Party (i) other than in the ordinary course of business or otherwise in a manner not permitted under this Agreement or (ii) with respect to which any Loan Party receives Net Proceeds in an amount in excess of $25,000,000; (b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of any Loan Party or any Subsidiary with a fair value immediately prior to such event equal to or greater than $25,000,000; or (c) the incurrence by Holdings or any Subsidiary of any Indebtedness, other than Indebtedness (x) permitted under Section 6.01, except to the extent the relevant Indebtedness constitutes (A) Refinance Indebtedness incurred to refinance all or a portion of the Loans pursuant to Section 6.01(f) or Replacement Term Loans incurred to refinance Loans or Additional Term Loans in accordance with the requirements of this Agreement, (B) Incremental Term Loans incurred to refinance all or a portion of the Loans pursuant to Section 2.23 and/or (C) Incremental Equivalent Debt incurred to finance all or a portion of the Loans in accordance with the requirements of Section 6.01(s) or (y) permitted by the Required Lenders pursuant to Section 9.02. “Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal offices in New York City. Each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. “Projections” has the meaning assigned to such term in Section 5.01(f). “Public-Sider” means a Lender whose representatives may trade in securities of the Holdings or its controlling Person or any of its Subsidiaries while in possession of the financial statements provided under the terms of this Agreement. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Loan Guaranty or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity 30

Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Equity Interest” of any Person means any Equity Interest of such Person that is not Disqualified Equity Interest. “Recipient” means, as applicable, (a) the Administrative Agent and (b) any Lender, or any combination thereof (as the context requires). “Refinance Indebtedness” has the meaning assigned to such term in Section 6.01(f). “Refinancing Amendment” means an amendment to this Agreement that is reasonably satisfactory to the Administrative Agent and the Borrower executed by (a) Holdings, the Borrower and the Subsidiary Guarantors, (b) the Administrative Agent and (c) each Lender that agrees to provide all or any portion of the Replacement Term Loans being incurred pursuant thereto and in accordance with Section 9.02(f). “Register” has the meaning assigned to such term in Section 9.04(b). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, members, trustees, employees, agents, administrators, managers, representatives and advisors of such Person and such Person’s Affiliates. “Release” means any releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, disposing or dumping of any substance into the environment. “Replaced Term Loans” has the meaning assigned to such term in Section 9.02(f). “Replacement Term Loans” has the meaning assigned to such term in Section 9.02(f). “Repricing Premium” has the meaning assigned to such term in Section 2.12(c). “Repricing Transaction” means each of (a) the prepayment, repayment, refinancing, substitution, repricing or replacement of all or a portion of the Initial Term Loans substantially concurrently with the incurrence by any Loan Party of any secured term loans (including any Replacement Term Loans) having an Effective Yield that is less than the Effective Yield applicable to the Initial Term Loans so prepaid, repaid, refinanced, substituted, repriced or replaced and (b) any amendment, waiver or other modification to this Agreement that would have the effect of reducing the Effective Yield applicable to the Initial Term Loans; provided that the primary purpose of such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification is to reduce the Effective Yield applicable to the Initial Term Loans; provided, further, that in no event shall any such prepayment, repayment, refinancing, substitution, replacement, amendment, waiver or other modification in connection with a Change in Control constitute a Repricing Transaction. 31

“Required Excess Cash Flow Percentage” means, as of any date of determination, (a) if the Total Net Leverage Ratio is greater than or equal to 2.75:1.00, 50%, (b) if the Total Net Leverage Ratio is less than 2.75:1.00 and greater than or equal to 2.25:1.00, 25% and (c) if the Total Net Leverage Ratio is less than 2.25:1.00, 0%; it being understood and agreed that, for purposes of this definition as it applies to the determination of the amount of Excess Cash Flow that is required to be applied to prepay the Loans under Section 2.11(b)(i) for any applicable Excess Cash Flow fiscal period, the Total Net Leverage Ratio shall be determined as of the last day of such fiscal year. “Required Lenders” means, at any time, Lenders having Loans or unused Commitments representing more than 50% of the sum of the total Loans and such unused commitments at such time. “Requirement of Law” means, with respect to any Person, (a) the charter, articles or certificate of organization or incorporation and bylaws or other organizational or governing documents of such Person and (b) any statute, law (including common law), treaty, rule, regulation, code, ordinance, order, decree, writ, judgment, injunction or determination of any arbitrator or court or other Governmental Authority (including Environmental Laws), in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Holdings or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in any Loan Party or any option, warrant or other right to acquire any such Equity Interests in any Loan Party. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business. “Sale and Leaseback Transaction” has the meaning assigned to such term in Section 6.06. “Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of any Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea, Sudan and Syria). “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or by the United Nations Security Council, the European Union, any European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clauses (a) or (b). “Sanctions” means all economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any 32

European Union member state, Her Majesty’s Treasury of the United Kingdom or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission of the U.S. “Secured Obligations” means all Obligations, together with all (i) Banking Services Obligations and (ii) Swap Agreement Obligations owing to one or more Lenders or their respective Affiliates; provided, however, that the definition of “Secured Obligations” shall not create any guarantee by any Guarantor of (or grant of security interest by any Guarantor to support, as applicable) any Excluded Swap Obligations of such Guarantor for purposes of determining any obligations of any Guarantor. “Secured Parties” means (a) the Administrative Agent, (b) the Lenders, (c) each provider of Banking Services, to the extent the Banking Services Obligations in respect thereof constitute Secured Obligations, (d) each counterparty to any Swap Agreement, to the extent the Swap Agreement Obligations thereunder constitute Secured Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, and (f) the successors and assigns of each of the foregoing. “Securities Act” means the Securities Act of 1933 and the rules and regulations of the SEC promulgated thereunder. “Security Agreement” means that certain Term Loan Pledge and Security Agreement (including any and all supplements thereto), dated as of the date hereof, among the Loan Parties and the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, and any other pledge or security agreement entered into, after the date of this Agreement by any other Loan Party (as required by this Agreement or any other Loan Document) or any other Person for the benefit of the Administrative Agent and the other Secured Parties, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Specified Indebtedness” means the Indebtedness evidenced by the ABL Credit Agreement, any Subordinated Indebtedness, any Indebtedness incurred pursuant to clauses (j), (q) or (r), of Section 6.01 and, to the extent reflecting a refinancing of any other Indebtedness described above, Indebtedness incurred pursuant to Section 6.01(f). “Statements” has the meaning assigned to such term in Section 2.18(g). “Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) established by the Board to which the Administrative Agent is subject with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D of the Board. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D of the Board or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. 33

“Subordinated Indebtedness” of a Person means any Indebtedness of such Person the payment of which is subordinated to payment of the Secured Obligations to the written satisfaction of the Administrative Agent. “Subordinated Lien Indebtedness” means any Indebtedness that is secured by a security interest on the Collateral (other than Indebtedness under the ABL Loan Documents) which security interest has been made expressly junior or subordinated to the Lien securing the Obligations. “subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. “Subsidiary” means any direct or indirect subsidiary of Holdings or a Loan Party, as applicable. “Subsidiary Guarantor” means each Material Domestic Subsidiary (except any Excluded Domestic Subsidiary (other than a Domestic Subsidiary Holding Company)) that is a party to the Loan Guaranty. The Subsidiary Guarantors on the Effective Date are identified as such in Schedule 3.15 hereto. “Swap Agreement” means any agreement with respect to any swap, forward, spot, future, credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Holdings or the Subsidiaries shall be a Swap Agreement. “Swap Agreement Obligations” means any and all obligations of the Loan Parties and their Subsidiaries, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all Swap Agreements permitted hereunder with a Lender or an Affiliate of a Lender, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any such Swap Agreement transaction. “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of 34 section 1a(47) of the Commodity Exchange Act or any rules or regulations promulgated thereunder. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), value added taxes, or any other goods and services, use or sales taxes, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Commitment” means any Initial Term Commitment and any Additional Term Loan Commitment. “Term Loan Priority Collateral” has the meaning set forth in the Intercreditor Agreement. “Test Period” means, on any date, the most recent four fiscal quarter period ending on or prior to such date for which financial statements were required to have been delivered pursuant to Section 5.01(a) or (b). “Total Net Leverage Ratio” means, at any date, the ratio of (a) the excess of (i) Consolidated Total Indebtedness of the Loan Parties on such date over (ii) the aggregate amount of cash and cash equivalents of the Loan Parties and their Domestic Subsidiaries (except any Excluded Domestic Subsidiary) on such date that is unrestricted and unencumbered (other than Permitted Encumbrances) to (b) Consolidated Adjusted EBITDA for the Test Period then most recently ended for which financial statements have been delivered pursuant to Section 5.01(a) or (b). “Transactions” means the execution, delivery and performance by the Loan Parties of (i) this Agreement and the other Loan Documents, the borrowing of Loans and other credit extensions, the use of the proceeds thereof, (ii) the Effective Date Debt Repayments and (iii) the ABL Credit Agreement and the other ABL Loan Documents, the borrowing of loans and other credit extensions thereunder and the use of the proceeds thereof. “Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate. “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or in any other state the laws of which are required to be applied in connection with the issue of perfection of security interests. “Unfinanced Capital Expenditures” means, for any period, Capital Expenditures made during such period which are not financed from the proceeds of any Indebtedness (other than the ABL Loans; it being understood and agreed that, to the extent any Capital Expenditures are financed with ABL Loans, such Capital Expenditures shall be deemed Unfinanced Capital Expenditures). “Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured 35

Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations. “U.S.” means the United States of America. “U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(f)(ii)(B)(3). “USA PATRIOT Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment; by (b) the then outstanding principal amount of such Indebtedness. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred by Class (e.g., an “Initial Term Loan”), Type (e.g., a “Eurodollar Loan”) or by Class and Type (e.g., a “Eurodollar Initial Term Loan”). Borrowings also may be classified and referred to by Class (e.g., an “Initial Term Loan Borrowing”), Type (e.g., a “Eurodollar Borrowing”) or by Class and Type (e.g., a “Eurodollar Initial Term Loan Borrowing”). SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “law” shall be construed as referring to all statutes, rules, regulations, codes and other laws (including official rulings and interpretations thereunder having the force of law or with which affected Persons customarily comply) and all judgments, orders and decrees of all Governmental Authorities. The word “will” shall be construed to have the same meaning and 36 effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, restatements, supplements or modifications set forth herein), (b) any definition of or reference to any statute, rule or regulation shall be construed as referring thereto as from time to time amended, supplemented or otherwise modified (including by succession of comparable successor laws), (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignments set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (f) any reference in any definition to the phrase “at any time” or “for any period” shall refer to the same time or period for all calculations or determinations within such definition, and (g) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if after the date hereof there occurs any change in GAAP or in the application thereof on the operation of any provision hereof and the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of such change in GAAP or in the application thereof (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. Notwithstanding any other provision contained herein, all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made (i) without giving effect to any election under Financial Accounting Standards Board Accounting Standards Codification 825-10-25 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any Indebtedness or other liabilities of Holdings, the Borrower or any Subsidiary at “fair value”, as defined therein and (ii) without giving effect to any treatment of Indebtedness in respect of convertible debt instruments under Financial Accounting Standards Board Accounting Standards Codification 470-20 (or any other Accounting Standards Codification or Financial Accounting Standard having a similar result or effect) to value any such Indebtedness in a reduced or bifurcated manner as described therein, and such Indebtedness shall at all times be valued at the full stated principal amount thereof. SECTION 1.05. Pro Forma Adjustments for Acquisitions and Dispositions. To the extent the Borrower or any Subsidiary makes any acquisition permitted pursuant to Section 6.04 or disposition of assets outside the ordinary course of business permitted by Section 6.05 during the period of four fiscal quarters of Holdings most recently ended, the Fixed Charge Coverage Ratio, 37

Total Net Leverage Ratio and Net Senior Secured Leverage Ratio shall be calculated after giving pro forma effect thereto (including pro forma adjustments which (i) arise out of events which are directly attributable to the acquisition or the disposition of assets, (ii) (X) are supportable and are expected to have a continuing impact, in each case as determined on a basis consistent with Article 11 of Regulation S-X of the Securities Act of 1933, as amended, as interpreted by the SEC or (Y) otherwise reasonably acceptable to the Required Lenders, and (iii) are certified by a Financial Officer), as if such acquisition or such disposition (and any related incurrence, repayment or assumption of Indebtedness) had occurred in the first day of such four-quarter period. SECTION 1.06. Status of Obligations. In the event that the Borrower or any other Loan Party shall at any time issue or have outstanding any Subordinated Indebtedness, the Borrower shall take or cause such other Loan Party to take all such actions as shall be necessary to cause the Secured Obligations to constitute senior indebtedness (however denominated) in respect of such Subordinated Indebtedness and to enable the Administrative Agent and the Lenders to have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. Without limiting the foregoing, the Secured Obligations are hereby designated as “senior indebtedness” and as “designated senior indebtedness” and words of similar import under and in respect of any indenture or other agreement or instrument under which such Subordinated Indebtedness is outstanding and are further given all such other designations as shall be required under the terms of any such Subordinated Indebtedness in order that the Lenders may have and exercise any payment blockage or other remedies available or potentially available to holders of senior indebtedness under the terms of such Subordinated Indebtedness. ARTICLE II The Credits SECTION 2.01. Commitments. (a) Subject to the terms and conditions set forth herein, each Initial Term Lender severally (and not jointly) agrees to make an Initial Term Loan to the Borrower in dollars on the Effective Date, in an amount equal to such Lender’s Initial Term Loan Commitment by making immediately available funds available to the Administrative Agent as set forth in Section 2.07, not later than the time specified by the Administrative Agent. Amounts repaid or prepaid in respect of Loans may not be reborrowed. (b) Subject to the terms and conditions of this Agreement and any applicable Refinancing Amendment or Incremental Facility Amendment, each Lender with an Additional Term Loan Commitment of a given Class severally (and not jointly) agrees to make Additional Term Loans of such Class to the Borrower in dollars, in an amount not to exceed at the time of any incurrence thereof the Additional Term Loan Commitment of such Class of such Lender as set forth in the applicable Refinancing Amendment or Incremental Facility Amendment by making immediately available funds available to the Administrative Agent as set forth in Section 2.07, not later than the time specified by the Administrative Agent. Amounts repaid or prepaid in respect of Additional Term Loans may not be reborrowed. SECTION 2.02. Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the Lenders ratably in 38 accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. (b) Subject to Section 2.14, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith, provided that all Borrowings made on the Effective Date must be made as ABR Borrowings but may be converted into Eurodollar Borrowings in accordance with Section 2.08. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.14, 2.15, 2.16 and 2.17 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. (c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiples of $100,000 and not less than $1,000,000. ABR Borrowings shall be in an aggregate amount that is not less than $100,000 and integral multiple of $100,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of eight (8) Eurodollar Borrowings outstanding. (d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date applicable to the relevant Loans. SECTION 2.03. Requests for Borrowings. To request a Borrowing, the Borrower shall notify the Administrative Agent of such request either in writing (delivered by hand or facsimile) in a form approved by the Administrative Agent and signed by the Borrower or by telephone or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, not later than (a) in the case of a Eurodollar Borrowing, noon, Chicago time, three (3) Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, noon, Chicago time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and, if requested by the Administrative Agent, shall be confirmed promptly by hand delivery, facsimile or a communication through Electronic System to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02: (i) the aggregate amount of the requested Borrowing and a breakdown of the separate wires comprising such Borrowing; (ii) the date of such Borrowing, which shall be a Business Day; (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and 39

(iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period.” If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04. [Reserved] SECTION 2.05. [Reserved] SECTION 2.06. [Reserved] SECTION 2.07. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by such Lender hereunder on the proposed date thereof solely by wire transfer of immediately available funds by 2:00 p.m., Chicago time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage. The Administrative Agent will make such Loans available to the Borrower by promptly advancing funds so received to the Funding Account. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. SECTION 2.08. Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected 40

Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, Electronic System or facsimile to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the Borrower. Notwithstanding any contrary provision herein, this Section shall not be construed to permit the Borrower to elect an Interest Period for Eurodollar Loans that does not comply with Section 2.02(d). (c) Each telephonic and written Interest Election Request (including requests submitted through Electronic System) shall specify the following information in compliance with Section 2.02: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”. If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be 41 converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if a Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as a Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. SECTION 2.09. Termination of Commitments. Unless previously terminated, (a) the Initial Term Loan Commitments on the Effective Date shall automatically terminate upon the making of the Initial Term Loans on the Effective Date and (b) the Additional Term Loan Commitments of any Class shall automatically terminate upon the making of the Additional Term Loans of such Class on the date that such Additional Term Loan Commitment is required to be drawn pursuant to the applicable Refinancing Amendment or Incremental Facility Amendment. SECTION 2.10. Repayment and Amortization of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to repay the Initial Term Loans to the Administrative Agent for the account of each Initial Term Lender (i) commencing on December 30, 2016, and on the last Business Day of each March, June, September and December of each calendar year thereafter, in an annual amount (divided equally among all four fiscal quarters) equal to 1.00% of the initial principal amount of the Initial Term Loans, as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 or repurchases in accordance with a Dutch Auction or increased as a result of any increase in the amount of such Initial Term Loans pursuant to Section 2.23(a)), and (ii) on the Initial Term Loan Maturity Date, in an amount equal to the remainder of the principal amount of the Initial Term Loans outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment. (b) The Borrower shall repay the Additional Term Loans of any Class in such scheduled amortization installments and on such date or dates as shall be specified therefor in the applicable Refinancing Amendment, Incremental Facility Agreement or Extension Amendment (as such payments may be reduced from time to time as a result of the application of prepayments in accordance with Section 2.11 or repurchases in accordance with a Dutch Auction. (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded 42 therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement. (f) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form. SECTION 2.11. Prepayment of Loans. (a) Optional Prepayments. The Borrower shall have the right at any time and from time to time to prepay any Borrowing of Loans of any Class in whole or in part, subject to (A) in the case of Borrowings of Initial Term Loans only, Section 2.12(c), (B) prior notice in accordance with paragraph (c) of this Section and, (C) if applicable, payment of any break funding expenses under Section 2.16. Each prepayment of Loans shall be applied to the Class of Loans specified in the applicable prepayment notice, and each prepayment of Loans of such Class made pursuant to this Section 2.11(a) shall be applied against the remaining scheduled installments of principal due in respect of the Loans of such Class in the manner specified by the Borrower or, in the absence of any such specification on or prior to the date of such optional prepayment, in direct order of maturity. Each prepayment of any Loan shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. (b) Mandatory Prepayments. (i) No later than ten (10) Business Days after the date on which the financial statements with respect to each fiscal year of Holdings are required to be delivered pursuant to Section 5.01(a), commencing with the fiscal year ending on December 31, 2017, the Borrower shall prepay the outstanding principal amount of Loans in accordance with clause (v) of this Section 2.11(b) below in an aggregate principal amount equal to (in each case, to the extent such amount in such fiscal year period exceeds $5,000,000): (A) the Required Excess Cash Flow Percentage of Excess Cash Flow of Holdings and its Subsidiaries for the period then ended, minus (B) at the option of the Borrower, without duplication of any amount deducted in calculating Excess Cash Flow for such period and excluding any such payment that reduced the amount required to be prepaid pursuant to this Section 2.11(b)(i) in the prior Excess Cash Flow fiscal year period, the aggregate principal amount of: (1) except to the extent deducted in the calculation of Excess Cash Flow, any Loans prepaid pursuant to Section 2.11(a) and prepaid pursuant to the relevant Incremental Facility Amendment (to the extent that such prepayments were not funded with the proceeds of other 43

Indebtedness of Holdings, the Borrower or its Subsidiaries (other than Indebtedness in respect of any revolving credit facility)) prior to such date, plus (2) except to the extent deducted in the calculation of Excess Cash Flow, the amount of any reduction in the outstanding amount of any Loans resulting from any assignment made in accordance with any Dutch Auction prior to such date, in an amount equal to the lesser of the actual amount of cash paid in connection with the relevant assignment and the applicable reduction; (ii) In the event and on each occasion that any Net Proceeds in respect of any Prepayment Event set forth in clause (a) or (b) of the definition thereof are received by or on behalf of Holdings or any other Loan Party or any Subsidiary in respect of any Prepayment Event, the Borrower shall, promptly after such Net Proceeds are received by Holdings or any other Loan Party or Subsidiary, apply an amount equal to 100% of such Net Proceeds (the “Subject Proceeds”) to prepay the outstanding principal amount of Initial Term Loans and Additional Term Loans then subject to ratable prepayment requirements (the “Subject Loans”) in accordance with clause (v) below; provided that to the extent such Subject Proceeds constitute proceeds of ABL Priority Collateral and so long as the ABL Obligations remain subject to the Intercreditor Agreement, then such Subject Proceeds shall be applied first to prepay in full the ABL Obligations, with any excess to be applied as set forth above; provided further that, (A) if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Loan Parties intend to apply the Subject Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Subject Proceeds, to acquire (or replace or rebuild) real property, equipment or other tangible assets to be used in the business of the Loan Parties, and certifying that no Default has occurred and is continuing, then either (i) so long as no Default has occurred and is continuing, no prepayment shall be required pursuant to this paragraph in respect of the Subject Proceeds specified in such certificate, it being understood that to the extent of any such Subject Proceeds therefrom that have not been so applied (or commited in writing to be applied) by the end of such 180-day period, a prepayment shall be required at such time in an amount equal to such Subject Proceeds that have not been so applied or (B) if, at the time that any such prepayment would be required hereunder, Holdings or any of its Subsidiaries is required to repay or repurchase any other Indebtedness (or offer to repay or repurchase any Indebtedness) that is secured on a pari passu basis with any Secured Obligation pursuant to the terms of the documentation governing such Indebtedness with the Subject Proceeds (such Indebtedness required to be so repaid or repurchased (or offered to be repaid or repurchased), the “Other Applicable Indebtedness”), then the relevant Person may apply the Subject Proceeds on a pro rata basis to the prepayment of the Subject Loans and to the repurchase or repayment of the Other Applicable Indebtedness (determined on the basis of the aggregate outstanding principal amount of the Subject Loans and the Other Applicable Indebtedness (or accreted amount if such Other Applicable Indebtedness is extended with original issue discount) at such time); it being understood that (1) the portion of the Subject Proceeds allocated to the Other Applicable Indebtedness shall not exceed the amount of the Subject Proceeds required to be allocated to the Other Applicable Indebtedness pursuant to the terms thereof (and the remaining amount, if any, of the Subject Proceeds shall be allocated to the Subject 44

Loans in accordance with the terms hereof), and the amount of the prepayment of the Subject Loans that would have otherwise been required pursuant to this Section 2.11(b)(ii) shall be reduced accordingly and (2) to the extent the holders of the Other Applicable Indebtedness decline to have such Indebtedness prepaid or repurchased, the declined amount shall promptly (and in any event within ten Business Days after the date of such rejection) be applied to prepay the Subject Loans in accordance with the terms hereof. (iii) In the event that Holdings or any of its Subsidiaries receives Net Proceeds in respect of any Prepayment Event set forth in clause (c) of the definition thereof, the Borrower shall, substantially simultaneously with (and in any event not later than the next succeeding Business Day) the receipt of such Net Proceeds by the Borrower or its applicable Subsidiary, apply an amount equal to 100% of such Net Proceeds to prepay the outstanding principal amount of the relevant Loans in accordance with clause (v) below. (iv) Any Term Lender may elect, by notice to the Administrative Agent at or prior to the time and in the manner specified by the Administrative Agent, prior to any prepayment of Loans required to be made by the Borrower pursuant to this Section 2.11(b), to decline all (but not a portion) of its Applicable Percentage of such prepayment (such declined amounts, the “Declined Proceeds”), in which case such Declined Proceeds may be retained by the Borrower; provided that for the avoidance of doubt, no Lender may reject any prepayment made under Section 2.11(b)(iii) above to the extent that such prepayment is made with the Net Proceeds of (w) Refinance Indebtedness incurred to refinance all or a portion of the Loans pursuant to Section 6.01(f), (x) Incremental Term Loans incurred to refinance all or a portion of the Loans pursuant to Section 2.23, (y) Replacement Term Loans incurred to refinance all or any portion of the Loans in accordance with the requirements of Section 9.02(f) and/or (z) Incremental Equivalent Debt incurred to finance all or a portion of the Loans in accordance with the requirements of Section 6.01(s). If any Term Lender fails to deliver a notice to the Administrative Agent of its election to decline receipt of its Applicable Percentage of any mandatory prepayment within the time frame specified by the Administrative Agent, such failure will be deemed to constitute an acceptance of such Term Lender’s Applicable Percentage of the total amount of such mandatory prepayment of Loans. (v) Except to the extent less than pro rata treatment with the Initial Term Loans is provided for in any Refinancing Amendment, any Incremental Facility Amendment or any Extension Amendment, each prepayment of Loans pursuant to Section 2.11(b) shall be applied ratably to each Class of Loans then outstanding (provided that any prepayment of Loans with the Net Proceeds of any Refinance Indebtedness, Incremental Term Facility or Replacement Term Loans shall be applied to the applicable Class of Loans being refinanced or replaced). With respect to each Class of Loans, all accepted prepayments under Section 2.11(b) shall be applied on a pro rata basis against all remaining scheduled installments of principal due in respect of such Loans payable pursuant to Section 2.10, and each such prepayment shall be paid to the Term Lenders in accordance with their respective Applicable Percentage of the applicable Class. The amount of such mandatory prepayments shall be applied within each Class first to the then outstanding Loans that are ABR Loans and then to the then outstanding Loans that are Eurodollar Rate 45

Loans in a manner that minimizes the amount of any payments required to be made by the Borrower pursuant to Section 2.16. (vi) Prepayments made under this Section 2.11(b) shall be (A) accompanied by accrued interest as required by Section 2.13, (B) subject to Section 2.16 and (C) in the case of prepayments of Initial Term Loans under clause (iii) above as part of a Repricing Transaction, subject to Section 2.12(c), but shall otherwise be without premium or penalty. (c) The Borrower shall notify the Administrative Agent by telephone (confirmed by facsimile) or through Electronic System, if arrangements for doing so have been approved by the Administrative Agent, of any prepayment hereunder not later than 10:00 a.m., Chicago time, (A) in the case of prepayment of a Eurodollar Revolving Borrowing, three (3) Business Days before the date of prepayment, or (B) in the case of prepayment of an ABR Revolving Borrowing, one (1) Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. SECTION 2.12. Fees. (a) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (b) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent. Fees paid shall not be refundable under any circumstances. (c) If a Repricing Transaction occurs during the period beginning on the Amendment No. 2 Effective Date and ending on (and including) the day which occurs six months thereafter, the Borrower will pay to the Administrative Agent for the ratable account of each Lender with outstanding Initial Term Loans which are repaid or prepaid pursuant to such Repricing Transaction, a premium (the “Repricing Premium”) in an amount equal to 1.0% of the principal amount of the Initial Term Loans prepaid or, in the case of any amendment, the principal amount of the Initial Term Loans outstanding prior to such amendment (including each Lender that withholds its consent to such Repricing Transaction and is replaced or repaid as a Non-Consenting Lender under Section 9.02(d)), a fee in an amount equal to 1.0% of (x) in the case of a Repricing Transaction of the type described in clause (a) of the definition thereof, the aggregate principal amount of all Initial Term Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (b) of the definition thereof, the aggregate principal amount of all Initial Term Loans outstanding on such date pursuant to such Repricing Transaction. If the Repricing Premium shall be required to be paid pursuant to the forgoing sentence, the Premium shall be due and owing in connection with such prepayment, including without limitation if such prepayment is (i) mandatory or optional, (ii) made when a Default or Event of Default is then outstanding, (iii) the result of or subsequent to the acceleration of the Loans for any reason at any time, including, without limitation, as a result of any Defaults described in Article VII, and, in the case of insolvency, reorganization or like proceeding, whether or not a claim for the Repricing Premium is allowed in such proceeding, (iv) made pursuant to, or as the consequence of, any regulatory or judicial enforcement or other actions from any 46

Governmental Authority, or (v) made pursuant to, or as the consequence of, of any bankruptcy proceeding or pursuant to the Bankruptcy Code or similar law. SECTION 2.13. Interest. (a) The Loans comprising ABR Borrowings shall bear interest at the Alternate Base Rate plus the Applicable Rate. (b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) [Reserved]. (d) Notwithstanding the foregoing, during the occurrence and continuance of an Event of Default, the Administrative Agent or the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.02 requiring the consent of “each Lender affected thereby” for reductions in interest rates), declare that (i) all Loans shall bear interest at 2% plus the rate otherwise applicable to such Loans as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount outstanding hereunder, such amount shall accrue at 2% plus the rate applicable to such fee or other obligation as provided hereunder. (e) Accrued interest on each Loan (for ABR Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error. SECTION 2.14. Alternate Rate of Interest. (a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable (including, without limitation, because the LIBO Screen Rate is not available or published on a current basis), for such Interest Period; or 47

(ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for the applicable Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period; then the Administrative Agent shall give notice thereof to the Borrower and the Lenders through Electronic System as provided in Section 9.01 as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into an ABR Borrowing on the last day of the then current Interest Period applicable thereto, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. (b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the LIBO Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the U.S. at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate); provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Required Lenders stating that such Required Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this clause (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.14(b), only to the extent the LIBO Screen Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and any such Eurodollar Borrowing shall be repaid or converted into an ABR Borrowing on the last day of the then current Interest Period applicable thereto, and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. SECTION 2.15. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, liquidity or similar requirement (including any compulsory loan requirement, insurance charge or other assessment) against assets of, deposits with or for the account of, or credit extended by, any 48

Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); (ii) impose on any Lender or the London interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender; or (iii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or such other Recipient of making, continuing, converting into or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender or such other Recipient hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or such other Recipient, as the case may be, such additional amount or amounts as will compensate such Lender or such other Recipient, as the case may be, for such additional costs incurred or reduction suffered. (b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of, or the Loans made by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of any prepayment pursuant to Section 49

2.11), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19 or 9.02(d), then, in any such event, the Borrower shall compensate each Lender for the amount required to make such Lender whole as a result of such event. In the case of a Eurodollar Loan, such amount to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Eurodollar Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Eurodollar Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Eurodollar Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent demonstrable error. The Borrower shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. SECTION 2.17. Withholding of Taxes; Gross-Up. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable withholding agent) requires the deduction or withholding of any Tax from any such payment by a withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section 2.17) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (b) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for, Other Taxes. (c) Evidence of Payment. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with 50 respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Loan Party by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(c) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to such Lender from any other source against any amount due to the Administrative Agent under this paragraph (e). (f) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), an executed IRS Form W-9 certifying that such Lender is exempt from U.S. Federal backup withholding tax; 51

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an executed IRS Form W-8BEN or IRS Form W- 8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) in the case of a Foreign Lender claiming that its extension of credit will generate U.S. effectively connected income, an executed IRS Form W-8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit F-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) an executed IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable; or (4) to the extent a Foreign Lender is not the Beneficial Owner, an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-2 or Exhibit C-3, IRS Form W-9, and/or other certification documents from each Beneficial Owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit C-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. Federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and 52

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.17 (including by the payment of additional amounts pursuant to this Section 2.17), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.17 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (g) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (g), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (g) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts giving rise to such refund had never been paid. This paragraph (g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (h) Survival. Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. (i) Defined Terms. For purposes of this Section 2.17, the term “applicable law” includes FATCA. 53

SECTION 2.18. Payments Generally; Allocation of Proceeds; Sharing of Set-offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees, or of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to 2:00 p.m., Chicago time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 10 South Dearborn Street, Floor L2, Chicago, Illinois, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars. Each Borrowing, each payment or prepayment of principal of any Borrowing, each payment of interest on the Loans of a given Class and each conversion of any Borrowing to or continuation of any Borrowing as a Borrowing of any Type (and of the same Class) shall be allocated pro rata among the Lenders in accordance with their respective Applicable Percentages of the applicable Class. (b) All proceeds of Collateral received by the Administrative Agent while an Event of Default exists and all or any portion of the Loans have been accelerated hereunder pursuant to Article VII, shall be applied, first, to pay any fees, indemnities, or expense reimbursements including amounts then due to the Administrative Agent from the Borrower (other than in connection with Banking Services Obligations or Swap Agreement Obligations), second, to pay any fees or expense reimbursements then due to the Lenders from the Borrower (other than in connection with Banking Services Obligations or Swap Agreement Obligations), third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans and to pay any amounts owing with respect to Swap Agreement Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22, ratably, fifth, to payment of any amounts owing with respect to Banking Services Obligations and Swap Agreement Obligations up to and including the amount most recently provided to the Administrative Agent pursuant to Section 2.22 and to the extent not paid pursuant to clause fourth above, and sixth, to the payment of any other Secured Obligation due to the Administrative Agent or any Lender by the Borrower. Notwithstanding the foregoing, amounts received from any Loan Party shall not be applied to any Excluded Swap Obligation of such Loan Party. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrower, or unless a Default is in existence, neither the Administrative Agent nor any Lender shall apply any payment which it receives to any Eurodollar Loan of a Class, except (a) on the expiration date of the Interest Period applicable thereto or (b) in the event, and only to the extent, that there are no outstanding ABR Loans of a Class and, in any such event, the Borrower shall pay the break funding payment required in accordance with Section 2.16. The Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations. 54

(c) At the election of the Administrative Agent, all payments of principal, interest, fees, premiums, reimbursable expenses (including, without limitation, all reimbursement for fees, costs and expenses pursuant to Section 9.03), and other sums payable under the Loan Documents, may be paid from the proceeds of Borrowings made hereunder whether made following a request by the Borrower pursuant to Section 2.03 or a deemed request as provided in this Section or may be deducted from any deposit account of the Borrower maintained with the Administrative Agent. (d) If, except as otherwise expressly provided herein, any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans of any Class resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans of such Class and accrued interest thereon than the proportion received by any other similarly situated Lender with Loans of such Class, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of such Class of other Lenders of such Class to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans of such Class; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to Holdings or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (e) Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. (f) If any Lender shall fail to make any payment required to be made by it hereunder, then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender and for the benefit of the Administrative Agent to satisfy such Lender’s obligations hereunder until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account over which the Administrative Agent shall have exclusive control as cash 55 collateral for, and application to, any future funding obligations of such Lender hereunder. Application of amounts pursuant to (i) and (ii) above shall be made in any order determined by the Administrative Agent in its discretion. (g) The Administrative Agent may from time to time provide the Borrower with account statements or invoices with respect to any of the Secured Obligations (the “Statements”). The Administrative Agent is under no duty or obligation to provide Statements, which, if provided, will be solely for the Borrower’s convenience. Statements may contain estimates of the amounts owed during the relevant billing period, whether of principal, interest, fees or other Secured Obligations. If the Borrower pays the full amount indicated on a Statement on or before the due date indicated on such Statement, the Borrower shall not be in default of payment with respect to the billing period indicated on such Statement; provided, that acceptance by the Administrative Agent, on behalf of the Lenders, of any payment that is less than the total amount actually due at that time (including but not limited to any past due amounts) shall not constitute a waiver of the Administrative Agent’s or the Lenders’ right to receive payment in full at another time. SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or 2.17, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Section 2.15, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.15 or 2.17) and obligations under this Agreement and other Loan Documents to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a 56 result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. SECTION 2.20. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then such Defaulting Lender shall not have the right to vote on any issue on which voting is required (other than to the extent expressly provided in Section 9.02(b)) and the Loans of such Defaulting Lender shall not be included in determining whether the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 9.02) or under any other Loan Document; provided, that, this shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of such Lender or each Lender directly affected thereby. SECTION 2.21. Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations (including a payment effected through exercise of a right of setoff), the Administrative Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion), then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Administrative Agent or such Lender. The provisions of this Section 2.21 shall be and remain effective notwithstanding any contrary action which may have been taken by the Administrative Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.21 shall survive the termination of this Agreement. SECTION 2.22. Banking Services and Swap Agreements. Each Lender or Affiliate thereof providing Banking Services for, or having Swap Agreements with, any Loan Party or any Subsidiary or Affiliate of a Loan Party shall deliver to the Administrative Agent promptly after the last Business Day of each calendar month a written notice setting forth the aggregate amount of all Banking Services Obligations and Swap Agreement Obligations of such Loan Party or Subsidiary or Affiliate thereof to such Lender or Affiliate (whether matured or unmatured, absolute or contingent). In addition, each such Lender or Affiliate thereof shall deliver to the Administrative Agent, following the end of each calendar month (or promptly upon the Administrative Agent’s request therefor), a summary of the amounts due or to become due in respect of such Banking Services Obligations and Swap Agreement Obligations. The most recent information provided to the Administrative Agent shall be used in determining the amounts to be applied in respect of such Banking Services Obligations and/or Swap Agreement Obligations pursuant to Section 2.18(b) and which tier of the waterfall, contained in Section 2.18(b), such Banking Services Obligations and/or Swap Agreement Obligations will be placed. Notwithstanding the foregoing, solely with respect to Commodity Swap Agreements, in addition to the ability to provide notice to the Administrative Agent of Swap Agreement Obligations set forth above, in the event that the Administrative Agent shall apply proceeds of Collateral received by the Administrative Agent pursuant to the waterfall contained in Section 2.18(b), any Swap Agreement Obligations under Commodity Swap Agreements shall be applied pursuant to the fifth tier of the waterfall so long as the Administrative Agent shall have received prior written notice of such Commodity Swap Agreement (and a 57 summary of the amounts due thereunder) by such Lender or Affiliate thereof at least one (1) Business Day prior to the application of such proceeds of Collateral by the Administrative Agent; provided that the ability to provide the notice described in this sentence shall not apply if such notice is received on a date that is more than thirty (30) days after the effectiveness of such Commodity Swap Agreement. SECTION 2.23. Incremental Credit Extensions. (a) The Borrower may, at any time, on one or more occasions pursuant to an Incremental Facility Amendment (i) add one or more new tranches of term facilities and/or increase the principal amount of the Loans of any existing Class by requesting new commitments to provide such Loans (any such new tranche or increase, an “Incremental Term Facility” and any loans made pursuant to an Incremental Term Facility, “Incremental Term Loans”) in an aggregate outstanding principal amount not to exceed the Incremental Cap; provided that: (i) no Incremental Commitment in respect of any Incremental Term Facility may be in an amount that is less than $5,000,000 (or such lesser amount to which the Administrative Agent may reasonably agree), (ii) except as the Borrower and any Lender may separately agree, no Lender shall be obligated to provide any Incremental Commitment, and the determination to provide such commitments shall be within the sole and absolute discretion of such Lender, (iii) no Incremental Facility or Incremental Term Loan (nor the creation, provision or implementation thereof) shall require the approval of any existing Lender other than in its capacity, if any, as a lender providing all or part of any Incremental Commitment or Incremental Term Loan, (iv) except as otherwise permitted herein, the terms of any Incremental Term Facility (other than any terms which are applicable only after the Maturity Date of any then-existing tranche of Loans) must be substantially consistent with those applicable to any then-existing Loans or otherwise reasonably acceptable to the Administrative Agent, (v) the Effective Yield (and the components thereof) applicable to any Incremental Facility may be determined by the Borrower and the lender or lenders providing such Incremental Facility; provided that, in the case of any Incremental Term Facility that is pari passu with the Initial Term Loans in right of payment and with respect to security, the Effective Yield applicable thereto may not be more than 0.50% higher than the Effective Yield applicable to the Initial Term Loans unless the Applicable Rate with respect to the Initial Term Loans is adjusted to be equal to the Effective Yield with respect to such Incremental Facility, minus 0.50%, (vi) the final maturity date with respect to any Incremental Term Loans shall be no earlier than the Latest Term Loan Maturity Date at the time of incurrence thereof, 58

(vii) the Weighted Average Life to Maturity of any Incremental Term Facility shall be no shorter than the remaining Weighted Average Life to Maturity of the then-existing Loans (without giving effect to any prepayments thereof), (viii) (A) any Incremental Term Facility may rank pari passu with or junior to any then-existing tranche of Loans in right of payment and/or security or may be unsecured (and to the extent the relevant Incremental Facility is pari passu with or subordinated to any then-existing tranche of Loans in right of payment or security and documented in a separate agreement, it shall be subject to an Acceptable Intercreditor Agreement) and (B) no Incremental Facility may be (x) guaranteed by any Person which is not a Loan Party or (y) secured by any assets other than the Collateral, (ix) (A) any prepayment (other than any scheduled amortization payment) of Incremental Term Loans that are pari passu in right of payment and security with any then-existing Loans shall be made on a pro rata basis with such existing Loans and (B) any prepayment (other than any scheduled amortization payment) of Incremental Term Loans that are subordinated in right of payment or security with any existing Loans shall be made on a junior basis with respect to such existing Loans, except that the Borrower and the lenders providing the relevant Incremental Term Loans shall be permitted, in their sole discretion, to elect to prepay or receive, as applicable, any such prepayment on a less than pro rata basis (but not on a greater than pro rata basis), (x) subject to Section 2.23(f), no Event of Default shall exist immediately prior to or after giving effect to the effectiveness of such Incremental Facility, (xi) the proceeds of any Incremental Facility may be used for working capital and other general corporate purposes (including Acquisitions, investments and Restricted Payments) and any other use not prohibited by this Agreement, and (xii) on the date of the Borrowing of any Incremental Term Loans that will be of the same Class as any then-existing Class of Loans, and notwithstanding anything to the contrary set forth in Sections 2.08 or 2.13 above, such Incremental Term Loans shall be added to (and constitute a part of, be of the same Type as and, at the election of the Borrower, have the same Interest Period as) each Borrowing of outstanding Loans of such Class on a pro rata basis (based on the relative sizes of such Borrowings), so that each Term Lender providing such Incremental Term Loans will participate proportionately in each then-outstanding Borrowing of Loans of such Class; it being acknowledged that the application of this clause (a)(xii) may result in new Incremental Term Loans having Interest Periods (the duration of which may be less than one month) that begin during an Interest Period then applicable to outstanding Eurodollar Loans of the relevant Class and which end on the last day of such Interest Period. (b) Incremental Commitments may be provided by any existing Lender (in its sole discretion), or by any other Eligible Assignee (other than an Ineligible Institution) (any such other lender being called an “Additional Lender”); provided that the Administrative Agent shall have consented (such consent not to be unreasonably withheld) to the relevant Additional Lender’s provision of Incremental Commitments if such consent would be required under Section 9.04(b) for an assignment of Loans to such Additional Lender. 59

(c) Each Lender or Additional Lender providing a portion of any Incremental Commitment shall execute and deliver to the Administrative Agent and the Borrower all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Commitment. On the effective date of such Incremental Commitment, each Additional Lender shall become a Lender for all purposes in connection with this Agreement. (d) As conditions precedent to the effectiveness of any Incremental Facility or the making of any Incremental Term Loans, (i) upon its request, the Administrative Agent shall be entitled to receive customary written opinions of counsel, as well as such reaffirmation agreements, supplements and/or amendments as it shall reasonably require, (ii) the Administrative Agent shall be entitled to receive, from each Additional Lender, an Administrative Questionnaire and such other documents as it shall reasonably require from such Additional Lender, (iii) the Administrative Agent and Lenders shall be entitled to receive all fees required to be paid in respect of such Incremental Facility or Incremental Term Loans, (iv) subject to Section 2.23(f), the Administrative Agent shall have received a Borrowing Request as if the relevant Incremental Term Loans were subject to Section 2.03 or another written request, the form of which is reasonably acceptable to the Administrative Agent and (v) the Administrative Agent shall be entitled to receive a certificate of the Borrower signed by a Financial Officer thereof: (A) certifying and attaching a copy of the resolutions adopted by the governing body of the Borrower approving or consenting to such Incremental Facility or Incremental Term Loans, and (B) to the extent applicable, certifying that the condition set forth in clause (a)(x) above has been satisfied. (e) The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or Commitments pursuant to this Section 2.23 and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.23. (f) Notwithstanding anything to the contrary in this Section 2.23 or any other provision of any Loan Document, if the proceeds of any Incremental Facility are intended to be applied to finance an acquisition or other investment and the lenders providing such Incremental Facility so agree, the availability thereof shall be subject to customary “SunGard” or “certain funds” conditionality (it being understood that availability of such Incremental Facility shall nevertheless be subject to the absence of an Event of Default under clauses (a), (h) or (i) of Article VII and customary “specified” and “acquisition agreement” representations). (g) This Section 2.23 shall supersede any provision in Section 2.18 or 9.02 to the contrary. SECTION 2.24. Extensions of Loans. 60

(a) Notwithstanding anything to the contrary in this Agreement, pursuant to one or more offers (each, an “Extension Offer”) made from time to time by the Borrower to all Lenders holding Loans of any Class, in each case on a pro rata basis (based on the aggregate outstanding principal amount of the respective Loans of such Class) and on the same terms to each such Lender, the Borrower is hereby permitted to consummate transactions with any individual Lender who accepts the terms contained in the relevant Extension Offer to extend the Maturity Date of such Lender’s Loans of such Class and otherwise modify the terms of such Loans pursuant to the terms of the relevant Extension Offer (including by increasing the interest rate or fees payable in respect of such Loans (and related outstandings) and/or modifying the amortization schedule, if any, in respect of such Loans) (each, an “Extension”, and each group of Loans, in each case as so extended, and the original Loans (in each case not so extended), being a “tranche”); it being understood that any Extended Term Loans shall constitute a separate tranche of Loans from the tranche of Loans from which they were converted, so long as the following terms are satisfied: (i) except as to (A) interest rates, fees, amortization, final maturity date, premiums, required prepayment dates and participation in prepayments (which shall, subject to immediately succeeding clauses (ii), (iii) and (iv), be determined by the Borrower and any Lender who agrees to an Extension of its Loans and set forth in the relevant Extension Offer) and (B) any covenants or other provisions applicable only to periods after the Latest Maturity Date (in each case, as of the date of such Extension), the Loans of any Lender extended pursuant to any Extension (any such extended Loans, the “Extended Term Loans”) shall have the same terms (or terms not less favorable to existing Lenders) as the tranche of Loans subject to the relevant Extension Offer; provided, however, that any representations and warranties, affirmative and negative covenants (including financial covenants) and events of default applicable to such tranche of Extended Term Loans that also expressly apply to (and for the benefit of) the tranche of Loans subject to the Extension Offer and each other Class of Loans hereunder may be more favorable to the lenders of the applicable tranche of Extended Term Loans than those originally applicable to the tranche of Loans subject to the Extension Offer; (ii) the final Maturity Date of any Extended Term Loans may be no earlier than the then applicable Latest Maturity Date at the time of Extension; (iii) the Weighted Average Life to Maturity of any Extended Term Loans shall be no shorter than the remaining Weighted Average Life to Maturity of any then- existing Loans; (iv) any Extended Term Loans may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments (but, for purposes of clarity, not scheduled amortization payments) in respect of the Loans, in each case as specified in the relevant Extension Offer; (v) if the aggregate principal amount of Loans in respect of which Lenders have accepted the relevant Extension Offer exceed the maximum aggregate principal amount of Loans offered to be extended by the Borrower pursuant to such Extension Offer, then the Loans of such Lenders shall be extended ratably up to such maximum amount based on the respective principal amounts (but not to exceed the 61 applicable Lender’s actual holdings of record) with respect to which such Lenders have accepted such Extension Offer; (vi) unless the Administrative Agent otherwise agrees, any Extension must be in a minimum amount of $5,000,000; (vii) any applicable Minimum Extension Condition must be satisfied or waived by the Borrower; and (viii) any documentation in respect of any Extension shall be consistent with the foregoing. (b) (i) No Extension consummated in reliance on this Section 2.24, shall constitute a voluntary or mandatory prepayment for purposes of Section 2.11, (ii) the scheduled amortization payments (insofar as such schedule affects payments due to Lenders participating in the relevant Class) set forth in Section 2.10 shall be adjusted to give effect to any Extension of any Class of Loans and/or Commitments and (iii) except as set forth in clause (a)(vi) above, no Extension Offer is required to be in any minimum amount or any minimum increment; provided that the Borrower may, at its election, specify as a condition (a “Minimum Extension Condition”) to the consummation of any Extension that a minimum amount (to be specified in the relevant Extension Offer in the Borrower’s sole discretion) of Loans of any or all applicable tranches be tendered; it being understood that the Borrower may, in its sole discretion, waive any such Minimum Extension Condition. The Administrative Agent and the Lenders hereby consent to the transactions contemplated by this Section 2.24 (including, for the avoidance of doubt, the payment of any interest, fees or premium in respect of any Extended Term Loans on such terms as may be set forth in the relevant Extension Offer) and hereby waive the requirements of any provision of this Agreement (including Sections 2.10, 2.11 or 2.18) or any other Loan Document that may otherwise prohibit any Extension or any other transaction contemplated by this Section. (c) No consent of any Lender or the Administrative Agent shall be required to effectuate any Extension, other than the consent of each Lender agreeing to such Extension with respect to one or more of its Loans of any Class (or a portion thereof). All Extended Term Loans and all obligations in respect thereof shall constitute Secured Obligations under this Agreement and the other Loan Documents that are secured by the Collateral and guaranteed on a pari passu basis with all other applicable Secured Obligations under this Agreement and the other Loan Documents. The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Extension Amendment and any amendments to any of the other Loan Documents with the Loan Parties as may be necessary in order to establish new Classes or sub-Classes in respect of Loans so extended and such technical amendments as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.24. (d) In connection with any Extension, the Borrower shall provide the Administrative Agent at least five Business Days’ (or such shorter period as may be agreed by the Administrative Agent) prior written notice thereof, and shall agree to such procedures (including regarding timing, rounding and other adjustments and to ensure reasonable administrative management of the credit facilities hereunder after such Extension), if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably to accomplish the 62 purposes of this Section 2.24. ARTICLE III Representations and Warranties Each Loan Party represents and warrants to the Lenders that: SECTION 3.01. Organization; Powers. Each Loan Party and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business, and is in good standing, in every jurisdiction where such qualification is required. SECTION 3.02. Authorization; Enforceability. The Transactions are within each Loan Party’s organizational powers and have been duly authorized by all necessary organizational actions and, if required, actions by equity holders. Each Loan Document to which each Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created pursuant to the Loan Documents, (b) will not violate any Requirement of Law applicable to any Loan Party or any Subsidiary, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary or the assets of any Loan Party or any Subsidiary, or give rise to a right thereunder to require any payment to be made by any Loan Party or any Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any Subsidiary, except Liens created pursuant to the Loan Documents. SECTION 3.04. Financial Condition; No Material Adverse Change. (a) Holdings has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended December 31, 2015, reported on by PricewaterhouseCoopers LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended March 31, 2016, certified by its Financial Officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of Holdings and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to normal year-end audit adjustments (all of which, when taken as a whole, would not be materially adverse) and the absence of footnotes in the case of the statements referred to in clause (ii) above. 63

(b) No event, change or condition has occurred that has had, or could reasonably be expected to have, a Material Adverse Effect, since December 31, 2015. SECTION 3.05. Properties. (a) As of the date of this Agreement, Schedule 3.05 sets forth the address of each parcel of real property that is owned or leased by any Loan Party. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by any party to any such lease or sublease exists. Each of the Loan Parties and each of its Subsidiaries has good and indefeasible title to, or valid leasehold interests in, all of its real and material personal property, free of all Liens other than those permitted by Section 6.02. (b) Each Loan Party and each Subsidiary owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property necessary to its business as currently conducted, a correct and complete list of which, as of the date of this Agreement, is set forth on Schedule 3.05, and the use thereof by each Loan Party and each Subsidiary does not infringe in any material respect upon the rights of any other Person, and each Loan Party’s and each Subsidiary’s rights thereto are not subject to any licensing agreement or similar arrangement. SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of any Loan Party, threatened against or affecting any Loan Party or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any Loan Document or the Transactions. (b) Except for the Disclosed Matters, and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (i) no Loan Party or any Subsidiary has received notice of any claim with respect to any Environmental Liability or knows of any basis for any Environmental Liability and (ii), no Loan Party or any Subsidiary (A) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (B) has become subject to any Environmental Liability, (C) has received notice of any claim with respect to any Environmental Liability or (D) knows of any basis for any Environmental Liability. (c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect. SECTION 3.07. Compliance with Laws and Agreements. Except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Loan Party and each Subsidiary is in compliance with (i) all Requirement of Law applicable to it or its property and (ii) all indentures, agreements and other instruments binding upon it or its property. 64

SECTION 3.08. Investment Company Status. No Loan Party or any Subsidiary is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. SECTION 3.09. Taxes. Each Loan Party and each Subsidiary has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not be expected to result in a Material Adverse Effect. No tax liens have been filed and no claims are being asserted with respect to any such Taxes, other than those set forth in clause (a) of Permitted Encumbrances. SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan such that it could reasonably be expected to result in a Material Adverse Effect. SECTION 3.11. Disclosure. The Loan Parties have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which any Loan Party or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party or any Subsidiary to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Loan Parties represent only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time delivered and, if such projected financial information was delivered prior to the Effective Date, as of the Effective Date. SECTION 3.12. Material Contracts. No Loan Party or any Subsidiary is in breach or in default of or under any Material Contract and has not received any notice of the intention of any other party thereto to terminate any Material Contract, in each case, where such breach, default or termination could be reasonably likely to result in a Material Adverse Effect. SECTION 3.13. Solvency. (a) Immediately after the consummation of the Transactions to occur on the Effective Date, (i) the fair value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and 65 liabilities become absolute and matured; and (iv) no Loan Party will have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Effective Date. (b) No Loan Party intends to, nor will permit any Subsidiary to, and no Loan Party believes that it or any Subsidiary will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary. SECTION 3.14. Insurance. Schedule 3.14 sets forth a description of all insurance maintained by or on behalf of the Loan Parties and their Subsidiaries as of the Effective Date. As of the Effective Date, all premiums in respect of such insurance have been paid. The Loan Parties maintain, and have caused each Subsidiary to maintain, with financially sound and reputable insurance companies, insurance on all their real and personal property in such amounts, subject to such deductibles and self-insurance retentions and covering such properties and risks as are adequate and customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations. SECTION 3.15. Capitalization and Subsidiaries. As of the Effective Date, Schedule 3.15 sets forth (a) a correct and complete list of the name and relationship to Holdings of each Subsidiary, noting whether such Subsidiary is a Material Domestic Subsidiary, (b) the type of entity of Holdings and each Subsidiary and (c) as of the date hereof, any joint venture or partnership interests held by Holdings or its Subsidiaries. All of the issued and outstanding Equity Interests owned by any Loan Party have been (to the extent such concepts are relevant with respect to such ownership interests) duly authorized and issued and are fully paid and non-assessable. There are no outstanding commitments or other obligations of any Loan Party to issue, and no options, warrants or other rights of any Person to acquire, any shares of any class of capital stock or other equity interests of any Loan Party. SECTION 3.16. Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all of the Collateral in favor of the Administrative Agent, for the benefit of the Secured Parties, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Secured Obligations, enforceable against the applicable Loan Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Encumbrances, to the extent any such Permitted Encumbrances would have priority over the Liens in favor of the Administrative Agent pursuant to any applicable law or agreement, and (b) Liens perfected only by possession (including possession of any certificate of title), to the extent the Administrative Agent has not obtained or does not maintain possession of such Collateral. SECTION 3.17. Employment Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against any Loan Party or any Subsidiary pending or, to the knowledge of any Loan Party, threatened that could be reasonably likely to result in a Material Adverse Effect. The hours worked by and payments made to employees of the Loan Parties and their Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, 66 local or foreign law dealing with such matters except where such violation could not be reasonably likely to result in a Material Adverse Effect. SECTION 3.18. Federal Reserve Regulations. No part of the proceeds of any Loan has been used or will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. SECTION 3.19. Use of Proceeds. The proceeds of the Loans have been used and will be used, whether directly or indirectly as set forth in Section 5.08. SECTION 3.20. No Burdensome Restrictions. No Loan Party is subject to any Burdensome Restrictions except Burdensome Restrictions permitted under Section 6.10. SECTION 3.21. Anti-Corruption Laws and Sanctions. Each Loan Party has implemented and maintains in effect policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and such Loan Party, its Subsidiaries and their respective officers and directors and, to the knowledge of such Loan Party, its employees and agents, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. None of (a) any Loan Party, any Subsidiary or, to the knowledge of any such Loan Party or Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of any such Loan Party or Subsidiary, any agent of such Loan Party or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing, use of proceeds, Transaction or other transaction contemplated by this Agreement or the other Loan Documents will violate Anti-Corruption Laws or applicable Sanctions. SECTION 3.22. EEA Financial Institutions. No Loan Party is an EEA Financial Institution. SECTION 3.23. Status as Senior Debt. The Loans and other Obligations of the Loan Parties constitute senior Indebtedness of the Loan Parties ranking at least pari passu in right of payment with all other Indebtedness of the Loan Parties. SECTION 3.24. No Default. No Default or Event of Default has occurred and is continuing. SECTION 3.25. Business of Holdings. Except as expressly permitted by Section 6.13, Holdings has not (i) engaged in any business or business activities or owned any property or asset other than (x) ownership of 100% of the Equity Interests of the Borrower, (y) activities and contractual rights incidental to maintenance of its corporate existence and (z) performance of its obligations under the Loan Documents and ABL Loan Documents to which it is a party, and (ii) sold, pledged or otherwise transferred any the Equity Interests of the Borrower to any Person (other than to the Administrative Agent as Collateral or, subject in all respects to the Intercreditor Agreement, the ABL Administrative Agent to secure the obligations under the ABL Loan Documents). ARTICLE IV 67

Conditions SECTION 4.01. Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02): (a) Credit Agreement and Other Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement, (ii) either (A) a counterpart of each other Loan Document (including, without limitation, the Intercreditor Agreement) signed on behalf of each party thereto or (B) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed signature page thereof) that each such party has signed a counterpart of such Loan Document and (iii) such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement and the other Loan Documents, including any promissory notes requested by a Lender pursuant to Section 2.10 payable to such requesting Lender and a written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the Lenders in substantially the form of Exhibit B, all in form and substance satisfactory to the Administrative Agent and its counsel. (b) Financial Statements and Projections. The Lenders shall have received (i) audited consolidated financial statements of Holdings for the 2014 and 2015 fiscal years, (ii) unaudited interim consolidated financial statements of Holdings for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available, and such financial statements shall not, in the reasonable judgment of the Administrative Agent, reflect any material adverse change in the consolidated financial condition of Holdings, as reflected in the audited, consolidated financial statements described in clause (i) of this paragraph and (iii) satisfactory projections for the five-year period beginning with the fiscal year ending December 31, 2016 and ending with the fiscal year ending December 31, 2021; provided, that the Borrower shall be deemed to have delivered the foregoing to the Administrative Agent and the Lenders if prior to the Effective Date, such information has been filed with the SEC and is available on the EDGAR site at www.sec.gov or any successor government site that is freely and readily available to the Administrative Agent and the Lenders without charge. (c) Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and, in the case of the 68

Borrower and Holdings, its Financial Officers, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, or other organizational or governing documents, and (ii) a good standing certificate for each Loan Party from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each Loan Party from the appropriate governmental officer in such jurisdiction. (d) No Default Certificate. The Administrative Agent shall have received a certificate, signed by a Financial Officer of Holdings and each other Loan Party, dated as of the Effective Date (i) stating that no Default has occurred and is continuing, (ii) stating that the representations and warranties contained in the Loan Documents are true and correct as of such date, and (iii) certifying as to any other factual matters as may be reasonably requested by the Administrative Agent. (e) Fees. The Lenders, the Joint Lead Arrangers and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Effective Date. All such amounts will be paid with proceeds of Loans made on the Effective Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Effective Date. (f) Lien Searches. The Administrative Agent shall have received the results of a recent lien search in each jurisdiction where the Loan Parties are organized and where the assets of the Loan Parties are located, and such search shall reveal no Liens on any of the assets of the Loan Parties except for Liens permitted by Section 6.02 or discharged on or prior to the Effective Date pursuant to a pay-off letter or other documentation satisfactory to the Administrative Agent. (g) Pay-Off Letter; Effective Date Debt Repayments. The Administrative Agent shall have received (x) fully-executed customary payoff letters related to each Effective Date Debt Repayment reasonably satisfactory to it and (y) reasonably satisfactory evidence of arrangement for the concurrent termination of all Liens securing the obligations under existing credit facilities to be repaid in connection with each Effective Date Debt Repayment. After the application of the proceeds of the loans made on the Effective Date under the ABL Credit Agreement and any Loans made under the Agreement on the Effective Date, the Effective Date Debt Repayments shall have been completed in a manner reasonably satisfactory to the Administrative Agent. (h) ABL Credit Agreement. The Loan Parties shall have entered into the ABL Credit Agreement, and such ABL Credit Agreement shall be in full force and effect, upon terms and conditions reasonably satisfactory to the Administrative Agent (i) Funding Account. The Administrative Agent shall have received a notice setting forth the deposit account of the Borrower at an institution reasonably satisfactory to the Administrative Agent (the “Funding Account”) to which the Administrative Agent is 69 authorized by the Borrower to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement. (j) [Reserved]. (k) [Reserved]. (l) Solvency. The Administrative Agent shall have received a solvency certificate signed by a Financial Officer dated the Effective Date. (m) [Reserved]. (n) [Reserved]. (o) Pledged Equity Interests; Stock Powers; Pledged Notes. The Administrative Agent shall have received originals of (i) the certificates representing the Equity Interests pledged pursuant to the Security Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and (ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Security Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof. (p) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Collateral Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 6.02), shall be in proper form for filing, registration and/or recordation. (q) Approvals. All governmental and third party approvals necessary in connection with the financing contemplated hereby and the continuing operations of Holdings and its Subsidiaries (including shareholder approvals, if any) shall have been obtained on satisfactory terms and shall be in full force and effect. (r) Insurance. The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 5.10 hereof and the other Loan Documents. (s) [Reserved]. (t) Tax Withholding. The Administrative Agent shall have received a properly completed and signed IRS Form W-8 or W-9, as applicable, for each Loan Party. (u) Corporate Structure. The corporate structure, capital structure and other 70 material debt instruments, material accounts and governing documents of Holdings and its Affiliates shall be acceptable to the Administrative Agent in its sole discretion. (v) [Reserved]. (w) Legal Due Diligence. The Administrative Agent and its counsel shall have completed all legal due diligence, the results of which shall be satisfactory to Administrative Agent in its sole discretion. (x) [Reserved]. (y) USA PATRIOT Act, Etc. The Administrative Agent and the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, for each Loan Party. (z) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent, any Lender or their respective counsel may have reasonably requested. The Administrative Agent shall notify the Borrower, the Lenders of the Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the obligations of the Lenders to make Loans hereunder shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 9.02) at or prior to 2:00 p.m., Chicago time, on July 18, 2016 (and, in the event such conditions are not so satisfied or waived, the Commitments shall terminate at such time). SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, is subject to the satisfaction of the following conditions: (a) The representations and warranties of the Loan Parties set forth in the Loan Documents shall be true and correct in all material respects with the same effect as though made on and as of the date of such Borrowing, as applicable (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects). (b) At the time of and immediately after giving effect to such Borrowing no Default shall have occurred and be continuing. Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and (b) of this Section. ARTICLE V Affirmative Covenants 71

Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that: SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish or caused to be furnished to the Administrative Agent and each Lender: (a) within ninety (90) days after the end of each fiscal year of Holdings, its audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a “going concern” or like qualification (other than any such qualification with respect to the Obligations being treated as short-term indebtedness resulting solely from the Maturity Date occurring one year from the time such opinion is delivered), commentary or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, provided, that the Borrower shall be deemed to have delivered the foregoing to the Administrative Agent and the Lenders if such information has been filed with the SEC and is available on the EDGAR site at www.sec.gov or any successor government site that is freely and readily available to the Administrative Agent and the Lenders without charge, or has been made freely and readily available to the Administrative Agent and the Lenders without charge on Holdings’ website www.gbcholdings.com, and the delivery date therefor shall be deemed to be the first day on which such information is available to the Administrative Agent and the Lenders on one of such web pages; (b) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year of Holdings, its consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of such fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes; provided, that the Borrower shall be deemed to have delivered the foregoing to the Administrative Agent and the Lenders if such information has been filed with the SEC and is available on the EDGAR site at www.sec.gov or any successor government site that is freely and readily available to the Administrative Agent and the Lenders without charge, or has been made freely and readily available to the Administrative Agent and the Lenders without charge on Holdings’ website www.gbcholdings.com, and the delivery date therefor shall be deemed to be the first day on which such information is available to the Administrative Agent and the Lenders on one of 72

such web pages; (c) promptly following delivery thereof, a copy of each Borrowing Base Certificate (as defined in the ABL Credit Agreement) that is furnished to the ABL Administrative Agent pursuant to the ABL Credit Agreement; provided that the Borrower shall be required to furnish or cause to be furnished a copy of such Borrowing Base Certificate solely to the Administrative Agent; (d) no later than seven (7) Business Days after any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer in substantially the form of Exhibit D (i) certifying, in the case of the financial statements delivered under clause (b), as presenting fairly in all material respects the financial condition and results of operations of Holdings and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes, (ii) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (iii) setting forth reasonably detailed calculations of the Total Net Leverage Ratio, (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate, and (v) certifying if any Subsidiaries have, as of the delivery of the last the last certificate under this clause (d), qualified independently as, or are being designated by the Borrower to become, Material Domestic Subsidiaries; (e) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines); (f) as soon as available but in any event no later than sixty (60) days after the end of each fiscal year of Holdings, a copy of the plan and forecast (including a projected consolidated and consolidating balance sheet, income statement and cash flow statement) of Holdings for each month of the upcoming fiscal year (the “Projections”) in form reasonably satisfactory to the Administrative Agent; (g) promptly after any request therefor by the Administrative Agent or any Lender, copies of (i) any documents described in Section 101(k)(1) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan and (ii) any notices described in Section 101(l)(1) of ERISA that the Borrower or any ERISA Affiliate may request with respect to any Multiemployer Plan; provided that if the Borrower or any ERISA Affiliate has not requested such documents or notices from the administrator or sponsor of the applicable Multiemployer Plan, the Borrower or the applicable ERISA Affiliate shall promptly make a request for such documents and notices from such administrator or sponsor and shall provide copies of such documents and notices promptly after receipt thereof; and 73

(h) promptly following any request therefor, such other information regarding the operations, material changes in ownership of Equity Interests, business affairs and financial condition of any Loan Party or any Subsidiary, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request. The Borrower represents and warrants that it, its controlling Person and any Subsidiary, in each case, if any, either (i) has no registered or publicly traded securities outstanding, or (ii) files its financial statements with the SEC and/or makes its financial statements available to potential holders of its 144A securities, and, accordingly, the Loan Parties hereby (i) authorize the Administrative Agent to make the financial statements to be provided under Section 5.01(a) and (b) above, along with the Loan Documents, available to Public-Siders and (ii) agrees that at the time such financial statements are provided hereunder, they shall already have been made available to holders of its securities. The Borrower will not request that any other material be posted to Public-Siders without expressly representing and warranting to the Administrative Agent in writing that such materials do not constitute material non-public information within the meaning of the federal securities laws or that none of the Borrower, its controlling Person or any Subsidiary, in each case, if any, has any outstanding publicly traded securities, including 144A securities. Notwithstanding anything herein to the contrary, in no event shall the Borrower request that the Administrative Agent make available to Public-Siders budgets, projections or any certificates, reports or calculations with respect to the Borrower’s compliance with the covenants contained herein. SECTION 5.02. Notices of Material Events. Each of the Borrower and Holdings will furnish to the Administrative Agent for delivery to each Lender prompt (but in any event within any time period that may be specified below) written notice of the following: (a) the occurrence of any Event of Default; (b) receipt of any notice of any investigation by a Governmental Authority or any litigation or proceeding commenced or threatened against any Loan Party or any Subsidiary that (i) seeks damages in excess of $10,000,000, (ii) seeks injunctive relief which is reasonably like to result in a Material Adverse Effect, (iii) is asserted or instituted against any Plan, its fiduciaries or its assets which is reasonably like to result in a Material Adverse Effect, (iv) alleges criminal misconduct by any Loan Party or any Subsidiary, (v) asserts liability on the part of any Loan Party or any Subsidiary in excess of $10,000,000 in respect of any Tax, fee, assessment, or other governmental charge, or (vi) involves any product recall which is reasonably likely to result in a reduction to Consolidated Adjusted EBITDA in excess of $10,000,000; (c) any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral in excess of $5,000,000; (d) any loss, damage, or destruction to the Collateral in the amount of $10,000,000 or more, whether or not covered by insurance; (e) within two (2) Business Days of receipt thereof, any and all default notices received under or with respect to any leased location or public warehouse where Collateral in excess of $5,000,000 is located; 74

(f) any filing with the SEC that pertains to any Material Contract; (g) within five (5) Business Days after the occurrence thereof, any Loan Party entering into a Swap Agreement (other than a Commodity Swap Agreement) or an amendment thereto, together with copies of all agreements evidencing such Swap Agreement (other than a Commodity Swap Agreement) or amendment; (h) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Loan Parties and their Subsidiaries in an aggregate amount exceeding $10,000,000; (i) any other development that results, or could reasonably be expected to result, in a Material Adverse Effect; and (j) any amendment or modification to the ABL Credit Agreement (together with an executed copy of such amendment or modification) within five (5) Business Days after the effectiveness thereof. Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03. Existence; Conduct of Business. Each Loan Party will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03, and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted. SECTION 5.04. [Reserved]. SECTION 5.05. Maintenance of Properties. Each Loan Party will, and will cause each Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted. SECTION 5.06. Books and Records; Inspection Rights. Each Loan Party will, and will cause each Subsidiary to, (a) keep proper books of record and accounts in a manner which is in compliance with the most recent SEC guidelines and regulations with respect to its business and activities and (b) permit any representatives designated by the Administrative Agent (including employees of the Administrative Agent, any Lender or any consultants, accountants, lawyers, agents and appraisers retained by the Administrative Agent), upon reasonable prior notice, to visit and inspect its properties, to conduct inspections of such Loan Party’s assets, liabilities, books and 75 records, including examining and making extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested. The Administrative Agent shall have the right to conduct and the Loan Parties shall be responsible for the costs of expenses of one (1) inspection during any 12-month period. Additionally, there shall be no limitation on the number or frequency of inspections if an Event of Default has occurred and is continuing, and the Loan Parties shall be responsible for the costs and expenses of any inspections conducted while an Event of Default has occurred and is continuing. After the occurrence and during the continuance of any Event of Default, each Loan Party shall provide the Administrative Agent with access to its suppliers. Each Loan Party acknowledges that the Administrative Agent, after exercising its rights of inspection, may prepare and distribute to the Lenders certain reports pertaining to each Loan Party’s assets for internal use by the Administrative Agent and the Lenders. SECTION 5.07. Compliance with Laws. Each Loan Party will, and will cause each Subsidiary to comply with each Requirement of Law applicable to it or its property (including without limitation Environmental Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Each Loan Party will maintain in effect and enforce policies and procedures designed to ensure compliance by such Loan Party, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. SECTION 5.08. Use of Proceeds. (a) The proceeds of the Initial Term Loans shall be used to repay in full the Senior Secured Notes on the Effective Date and to finance a portion of the other Transactions. No part of the proceeds of any Loan will be used, whether directly or indirectly for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X. (b) The Borrower will not request any Borrowing, and the Borrower shall not use, and shall procure that its Subsidiaries and its and their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, to the extent that such activities, businesses or transaction would be prohibited by Sanctions if conducted by a corporation incorporated in the United States or the European Union, or (c) in any manner that would result in the violation of any Sanctions applicable to any party hereto. SECTION 5.09. Accuracy of Information. The Loan Parties will ensure that any information, including financial statements or other documents, furnished to the Administrative Agent or the Lenders in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder contains no material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, and the furnishing of such information shall be deemed to be a representation and warranty by the 76

Borrower on the date thereof as to the matters specified in this Section 5.09; provided that, with respect to projected financial information, the Loan Parties will only ensure that such information was prepared in good faith based upon assumptions believed to be reasonable at the time. SECTION 5.10. Insurance. Each Loan Party will, and will cause each Loan Party to, maintain with financially sound and reputable carriers customarily utilized by companies with similar financial capacity and engaged in similar businesses and owning similar properties as the Borrower and the other Loan Parties (a) insurance in such amounts (with no greater risk retention) and against such risks (including, without limitation: loss or damage by fire and loss in transit; theft, burglary, pilferage, larceny, embezzlement, and other criminal activities; business interruption; and general liability) and such other hazards, as is customarily maintained by companies of established repute engaged in the same or similar businesses operating in the same or similar locations and (b) all insurance required pursuant to the Collateral Documents. The Borrower will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained. SECTION 5.11. Casualty and Condemnation. The Borrower will (a) furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage in excess of $5,000,000 to any Collateral or the commencement of any action or proceeding for the taking of any Collateral in excess of $5,000,000 or interest therein under power of eminent domain or by condemnation or similar proceeding and (b) ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Collateral Documents. SECTION 5.12. [Reserved]. SECTION 5.13. Maintenance of Ratings. Holdings and the Borrower shall use commercially reasonable efforts to maintain (i) a credit rating for the Indebtedness evidenced by this Agreement from each of S&P and Moody’s, (ii) a public corporate credit rating from S&P of Holdings and (iii) a public corporate family rating from Moody’s of Holdings; provided that in no event shall Holdings or the Borrower be required to maintain any specific rating with any such agency. SECTION 5.14. Additional Collateral; Further Assurances. (a) Subject to applicable Requirement of Law, each Loan Party will cause each Subsidiary that is (i) formed, (ii) acquired or (iii) that qualifies independently as, or is designated by the Borrower or the Administrative Agent as a Material Domestic Subsidiary pursuant to the definition of “Material Domestic Subsidiary”, in each case after the date of this Agreement to become a Loan Party by executing a Joinder Agreement. Upon execution and delivery thereof, each such Person (i) shall automatically become a Loan Guarantor hereunder and thereupon shall have all of the rights, benefits, duties, and obligations in such capacity under the Loan Documents and (ii) will grant Liens to the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, in any property of such Loan Party which constitutes Collateral. 77

(b) Each Loan Party will cause (i) 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries (except any Excluded Domestic Subsidiary) and (ii) 65% of the issued and outstanding Equity Interests entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and 100% of the issued and outstanding Equity Interests not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) in each Domestic Subsidiary Holding Company and in each Foreign Subsidiary directly owned by any Loan Party (except any such Foreign Subsidiary owned by a Domestic Subsidiary Holding Company) to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request. Each Domestic Subsidiary Holding Company that is a Loan Party will cause 100% of the issued and outstanding Equity Interests of each of its Domestic Subsidiaries (except any Excluded Domestic Subsidiary) to be subject at all times to a first priority, perfected Lien in favor of the Administrative Agent, for the benefit of the Administrative Agent and the other Secured Parties, pursuant to the terms and conditions of the Loan Documents or other security documents as the Administrative Agent shall reasonably request. (c) Without limiting the foregoing, each Loan Party will, and will cause each Subsidiary to, execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements, fixture filings, and other documents and such other actions or deliveries of the type required by Section 4.01, as applicable), which may be required by any Requirement of Law or which the Administrative Agent may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Collateral Documents, all in form and substance reasonably satisfactory to the Administrative Agent and all at the expense of the Loan Parties. (d) If any assets (excluding any real property or improvements thereto or any interest therein) are acquired by any Loan Party after the Effective Date (other than assets constituting Collateral under the Security Agreement that become subject to the Lien under the Security Agreement upon acquisition thereof), the Borrower will (i) notify the Administrative Agent and the Lenders thereof, and, if requested by the Administrative Agent or the Required Lenders, cause such assets (other than with respect to any real property or improvements thereto or any interest therein) to be subjected to a Lien securing the Secured Obligations and (ii) take, and cause each applicable Loan Party to take, such actions (other than with respect to any real property or improvements thereto or any interest therein) as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in clause (c) of this Section, all at the expense of the Loan Parties. SECTION 5.15. Post-Closing Matters. Notwithstanding anything to the contrary set forth herein or in any other Loan Document, to the extent not delivered on the Effective Date: (a) within one hundred and twenty (120) days of the Effective Date (as such period may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver or cause to be delivered to the Administrative Agent (x) each Collateral Access Agreement required to be provided pursuant to Section 4.13 of the Security Agreement and (y) evidence reasonably satisfactory to the Administrative Agent of the termination of all existing collateral access 78 agreements entered into in connection with any prior Indebtedness that was repaid on or prior to the Effective Date; (b) within ninety (90) days of the Effective Date (as such period may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver or cause to be delivered to the Administrative Agent each Deposit Account Control Agreement (as defined in the Security Agreement) required to be provided pursuant to Sections 4.14 and 7.1 of the Security Agreement; (c) within forty-five (45) days of the Effective Date (as such period may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver or cause to be delivered to the Administrative Agent each insurance endorsement and any other certificates, instruments, documents or other agreements with respect to the Loan Parties insurance policies required to be provided pursuant to Section 4.12 of the Security Agreement; and (d) within five (5) Business Days of the Effective Date (as such period may be extended by the Administrative Agent in its sole discretion), the Loan Parties shall deliver or cause to be delivered to the Administrative Agent evidence of the termination and release (and, where applicable, evidence of the filings of such termination and release) of all mortgages, leasehold mortgages, deeds of trust and any other similar document or agreement encumbering any of the leasehold real property or real property owned in fee by any Loan Party, in each case in a form and manner reasonably satisfactory to the Administrative Agent. ARTICLE VI Negative Covenants Until the Commitments shall have expired or been terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document shall have been paid in full, each Loan Party executing this Agreement covenants and agrees, jointly and severally with all of the other Loan Parties, with the Lenders that: SECTION 6.01. Indebtedness. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or suffer to exist any Indebtedness, except: (a) the Secured Obligations (including Indebtedness created pursuant to Section 2.23, Section 2.24 and Section 9.02(f)); (b) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and any extensions, renewals, refinancings and replacements of any such Indebtedness in accordance with clause (f) hereof; (c) Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary, provided that (i) Indebtedness of any Subsidiary that is not a Loan Party to the Borrower or any other Loan Party shall be subject to Section 6.04 and (ii) Indebtedness of any Loan Party to any Subsidiary that is not a Loan Party shall be subordinated to the Secured Obligations on terms reasonably satisfactory to the Administrative Agent; 79

(d) Guarantees by the Borrower of Indebtedness of any Subsidiary and by any Subsidiary of Indebtedness of the Borrower or any other Subsidiary, provided that (i) the Indebtedness so Guaranteed is permitted by this Section 6.01, (ii) Guarantees by the Borrower or any other Loan Party of Indebtedness of any Subsidiary that is not a Loan Party shall be subject to Section 6.04 and (iii) Guarantees permitted under this clause (d) shall be subordinated to the Secured Obligations on the same terms as the Indebtedness so Guaranteed is subordinated to the Secured Obligations; (e) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (whether or not constituting purchase money Indebtedness), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness in accordance with clause (f) below; provided that (i) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of Indebtedness permitted by this clause (e) together with any Refinance Indebtedness in respect thereof permitted by clause (f) below, shall not exceed $50,000,000 at any time outstanding; (f) Indebtedness which represents extensions, renewals, refinancing or replacements (such Indebtedness being so extended, renewed, refinanced or replaced being referred to herein as the “Refinance Indebtedness”) of any of the Indebtedness described in clauses (a), (b), (e), (i), (j), (k), (n), (o), (q) or (s) hereof (such Indebtedness being referred to herein as the “Original Indebtedness”); provided that (i) such Refinance Indebtedness does not increase the principal amount or interest rate of the Original Indebtedness, (ii) any Liens securing such Refinance Indebtedness are not extended to any additional property of any Loan Party or any Subsidiary, (iii) no Loan Party or any Subsidiary that is not originally obligated with respect to repayment of such Original Indebtedness is required to become obligated with respect to such Refinance Indebtedness, (iv) such Refinance Indebtedness does not result in a shortening of the average weighted maturity of such Original Indebtedness, (v) the terms of such Refinance Indebtedness other than fees and interests are not less favorable to the obligor thereunder than the original terms of such Original Indebtedness, (vi) if such Original Indebtedness was subordinated in right of payment to the Secured Obligations, then the terms and conditions of such Refinance Indebtedness must include subordination terms and conditions that are at least as favorable to the Administrative Agent and the Lenders as those that were applicable to such Original Indebtedness; and (vii) in the case of Refinance Indebtedness incurred in respect of Indebtedness permitted under clause (a) of this Section 6.01, such Indebtedness shall comply with the provisions set forth in Section 9.02(f); (g) Indebtedness owed to (i) any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business and (ii) any participant in a self-insured health and welfare plan maintained by any Loan Party or Subsidiary, as a result of claims for benefits; (h) Indebtedness of any Loan Party in respect of performance bonds, bid bonds, appeal bonds, surety bonds and similar obligations, in each case provided in the ordinary course of business; 80

(i) Subordinated Indebtedness in an aggregate principal amount not exceeding $50,000,000 at any time outstanding; (j) Indebtedness of any Person that becomes a Subsidiary after the date hereof; provided that (i) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (ii) the aggregate principal amount of Indebtedness permitted by this clause (j), together with any Refinance Indebtedness in respect thereof permitted by clause (f) above, shall not exceed $50,000,000 at any time outstanding; (k) unsecured Indebtedness consisting of seller debt or notes, bona fide purchase price adjustments, indemnifications, earnouts or other similar obligations in connection with any Acquisition or disposition of a line of business or Subsidiary permitted hereunder; (l) Swap Agreements permitted in accordance with Section 6.07; (m) Indebtedness in connection with overdraft protection arrangements with financial institutions in respect of disbursement accounts of Borrower or its Subsidiaries maintained in the ordinary course of business, so long as the aggregate principal amount thereof does not at any time exceed $15,000,000; (n) Indebtedness of Foreign Subsidiaries and other Subsidiaries that are not Material Domestic Subsidiaries owed to a Person that is not an Affiliate with any Loan Party, so long as the aggregate principal amount thereof does not at any time exceed the dollar equivalent of $25,000,000; provided, that no Loan Party may Guarantee or have any other obligation under such Indebtedness; (o) Indebtedness under the ABL Credit Agreement outstanding on the Effective Date after giving effect to the Transactions, together with any extension, renewal, increase or “Replacement ABL Credit Agreement” (as defined in the Intercreditor Agreement) thereof not prohibited by the Intercreditor Agreement not to exceed an amount equal to the greater of (x) $400,000,000 and (y) the sum of 85% of Eligible Accounts (as defined in the ABL Credit Agreement or any equivalent provision under any Replacement ABL Credit Agreement) of the Loan Parties plus the product of up to 85% multiplied by the Net Orderly Liquidation Value (as defined in the ABL Credit Agreement or any equivalent provision under any Replacement ABL Credit Agreement) percentage identified in the most recent Inventory appraisal ordered by the ABL Agent multiplied by the Value (as defined in the ABL Credit Agreement or any equivalent provision under any Replacement ABL Credit Agreement) of the Loan Parties' Eligible Inventory (as defined in the ABL Credit Agreement or any equivalent provision under any Replacement ABL Credit Agreement); (p) Indebtedness of Holdings and its Subsidiaries consisting of the financing of insurance premiums in the ordinary course of business; (q) Indebtedness under any Permitted Factoring Facility; provided, that the aggregate principal amount of Indebtedness outstanding under all such Permitted Factoring Facilities shall 81 not exceed $2,000,000 at any time; (r) other Indebtedness in an aggregate principal amount not exceeding $25,000,000 at any time outstanding; (s) Incremental Equivalent Debt; and (t) additional Indebtedness of the Borrower and/or any Subsidiary so long as, after giving, pro forma effect thereto, including the application of the proceeds thereof (but without “netting” cash proceeds of the applicable Indebtedness), (i) (A) if such Indebtedness is secured by a Lien on the Term Loan Priority Collateral that is pari passu with the Lien on the Collateral securing the Secured Obligations, the Net Senior Secured Leverage Ratio does not exceed 2.50:1.00, (B) if such Indebtedness is (1) secured by a Lien on the Term Loan Priority Collateral that is junior to the Lien on the Collateral securing the Secured Obligations, (2) secured by a Lien on the ABL Priority Collateral that is pari passu or junior to the Lien on the Collateral securing the Secured Obligations or (3) is unsecured, the Fixed Charge Coverage Ratio is not less than 2.00:1.00, (ii) any such Indebtedness that is subordinated to the Obligations in right of payment shall be subject to an Acceptable Intercreditor Agreement, (iii) the Weighted Average Life to Maturity applicable to such Indebtedness (other than customary bridge loans with a maturity date of no longer than one year; provided that any Indebtedness exchanged for such bridge loans shall be subject to the requirements of this clause (iii)) is no shorter than the Weighted Average Life to Maturity of the then-existing Loans, (iv) the final maturity date with respect to such Indebtedness (other than customary bridge loans with a maturity date of no longer than one year; provided that any Indebtedness exchanged for such bridge loans shall be subject to the requirements of this clause (iv)) is no earlier than the Latest Term Loan Maturity Date on the date of the issuance or incurrence, as applicable, thereof, (v) in the case of any such Indebtedness in the form of term loans (other than customary bridge loans) that are pari passu with the Initial Term Loans in right of payment and with respect to security, the Effective Yield applicable thereto will not be more than 0.50% per annum higher than the Effective Yield in respect of the Initial Term Loans unless the Effective Yield with respect to the Initial Term Loans is adjusted to be equal to the Effective Yield applicable to such Indebtedness, minus 0.50% per annum and (vi) in each case, no Default or Event of Default has occurred and is continuing or would result from the incurrence of such Indebtedness. SECTION 6.02. Liens. No Loan Party will, nor will it permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including Accounts) or rights in respect of any thereof, except: (a) Liens created pursuant to any Loan Document; (b) Permitted Encumbrances; (c) any Lien on any property or asset of Holdings or any Subsidiary existing on the date hereof and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of Holdings or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof, and extensions, renewals and 82 replacements thereof that do not increase the outstanding principal amount thereof; (d) Liens on fixed or capital assets acquired, constructed or improved by the Borrower or any Subsidiary; provided that (i) such Liens secure Indebtedness permitted by clause (e) of Section 6.01, (ii) such Liens and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, and (iii) such Liens shall not apply to any other property or assets of the Borrower or any Subsidiary; (e) any Lien existing on any property or asset (other than Accounts and Inventory) prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset (other than Accounts and Inventory) of any Person that becomes a Loan Party after the date hereof prior to the time such Person becomes a Loan Party; provided that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Loan Party, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Loan Party and (iii) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Loan Party, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (f) Liens of a collecting bank arising in the ordinary course of business under Section 4-208 of the UCC in effect in the relevant jurisdiction covering only the items being collected upon; (g) Liens arising out of Sale and Leaseback Transactions permitted by Section 6.06; (h) Liens granted by a Subsidiary that is not a Loan Party in favor of the Borrower or another Loan Party in respect of Indebtedness owed by such Subsidiary; (i) License Agreements entered into by any Loan Party or their Subsidiaries as of the date hereof as in effect on the date hereof and licenses with respect to Intellectual Property (including amendments and other modifications to existing License Agreements) to the extent permitted under Section 6.05(i); (j) Liens solely on any cash earnest money deposits and cash advances made by a Loan Party or any of its Subsidiaries in connection with any letter of intent of an acquisition or purchase agreement permitted hereunder; (k) Liens arising from (i) precautionary UCC financing statements, including in respect of any operating lease or disposition permitted by this Agreement and (ii) Equipment or other assets not owned by any Loan Party or Subsidiary located on the premises of such Loan Party or Subsidiary (but not in connection with, or as part of, the financing thereof) from time to time in the ordinary course of business and consistent with current practices of such Loan Party or Subsidiary and the precautionary UCC financing statement filings in respect thereof; 83

(l) Liens arising solely by virtue of any statutory or common law provision relating to banker’s Liens, rights of setoff or similar rights and remedies, in each case as to deposit accounts or other funds maintained with a creditor depositary institution; (m) Liens securing Indebtedness permitted by Section 6.01(o) so long as any Liens on the Term Loan Priority Collateral shall be (i) subordinate to the Liens on the Collateral securing the Secured Obligations and (ii) subject to the Intercreditor Agreement; (n) Liens securing Indebtedness of Foreign Subsidiaries permitted under Section 6.01(n), which Liens are granted solely upon assets of Foreign Subsidiaries; (o) any interest or title of a lessor under any lease entered into by the Borrower or any of its Subsidiaries in the ordinary course of its business and covering only the assets so leased; (p) leases and subleases (including ground leases in respect of real property on which facilities owned or leased by a Loan Party or its Subsidiaries are located) granted to others in the ordinary course of business which do not materially interfere with the ordinary conduct of the business of a Loan Party or any of its Subsidiaries, taken as a whole, and do not secure any Indebtedness; (q) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into in the ordinary course of business; (r) any encumbrance or restriction with respect to the Equity Interests of any joint venture or similar arrangement created pursuant to the joint venture or similar agreements with respect to such joint venture or similar arrangement; (s) Liens on the Collateral securing Swap Obligations; (t) Liens securing Indebtedness permitted by Section 6.01(f), (r), (s) and (t); provided that notwithstanding anything to the contrary set forth herein, Liens on the ABL Priority Collateral securing Indebtedness shall only be permitted pursuant to (i) Sections 6.02(m), (o) and (u) and (ii) with respect to Liens securing Indebtedness permitted by Sections 6.01(a), (s) and (t); (u) Liens securing Indebtedness under any Permitted Factoring Facility; provided such Liens shall not apply to any other property or assets of the Loan Parties or their Subsidiaries other than the Accounts sold, transferred or pledged pursuant to the applicable Permitted Factoring Facility; and (v) other Liens securing obligations (other than Indebtedness of the type described in clauses (a) or (g) of the definition thereof) in an aggregate amount not to exceed $5,000,000 at any time outstanding. SECTION 6.03. Fundamental Changes. (a) No Loan Party will, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to 84 merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Person may merge into the Borrower in a transaction in which the surviving entity is the Borrower, (ii) any Person (other than the Borrower) may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary and, if any party to such merger is a Loan Party, such surviving entity is a Subsidiary or becomes a Subsidiary that is a Loan Party concurrently with such merger and (iii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04. (b) No Loan Party will, nor will it permit any Subsidiary to, engage in any business other than businesses of the type conducted by Holdings and its Subsidiaries on the date hereof and businesses reasonably related thereto. (c) Holdings will not engage in any business or activity other than the ownership of all the outstanding Equity Interests of the Borrower and activities incidental thereto. Holdings will not own or acquire any assets (other than Equity Interests of the Borrower and the cash proceeds of any Restricted Payments permitted by Section 6.08) or incur any liabilities (other than liabilities under the Loan Documents and liabilities reasonably incurred in connection with its maintenance of its existence). (d) No Loan Party will, nor will it permit any Subsidiary to, change its fiscal year from the basis in effect on the Effective Date. (e) No Loan Party will change the accounting basis upon which its financial statements are prepared such that such Loan Party is no longer in compliance with the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof. (f) Neither Holdings nor the Borrower will operate as anything other than a “C corporation” as defined by the IRS for income tax filing purposes. SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. No Loan Party will, nor will it permit any Subsidiary to, form any subsidiary after the Effective Date, or purchase, hold or acquire (including pursuant to any merger with any Person that was not a Loan Party and a wholly owned Subsidiary prior to such merger) any evidences of Indebtedness or Equity Interests or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit (whether through purchase of assets, merger or otherwise), except: (a) Permitted Investments; (b) investments in existence on the date hereof and described in Schedule 6.04; 85

(c) investments by Holdings in the Borrower and by the Borrower and the Subsidiaries in Equity Interests in their respective Subsidiaries, provided that (A) any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Agreement (subject to the limitations applicable to Equity Interests of a Foreign Subsidiary referred to in Section 5.14) and (B) the aggregate amount of investments by Loan Parties in Subsidiaries that are not Loan Parties (together with outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(d) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed $25,000,000 at any time outstanding (in each case determined without regard to any write-downs or write-offs); (d) loans or advances made by any Loan Party to any Subsidiary and made by any Subsidiary to a Loan Party or any other Subsidiary, provided that (A) any such loans and advances made by a Loan Party shall be evidenced by a promissory note pledged pursuant to the Security Agreement and (B) the amount of such loans and advances made by Loan Parties to Subsidiaries that are not Loan Parties (together with outstanding investments permitted under clause (B) to the proviso to Section 6.04(c) and outstanding Guarantees permitted under the proviso to Section 6.04(e)) shall not exceed $25,000,000 at any time outstanding (in each case determined without regard to any write-downs or write- offs); (e) Guarantees constituting Indebtedness permitted by Section 6.01, provided that the aggregate principal amount of Indebtedness of Subsidiaries that are not Loan Parties that is Guaranteed by any Loan Party (together with outstanding investments permitted under clause (B) to the proviso to Section 6.04(c) and outstanding intercompany loans permitted under clause (B) to the proviso to Section 6.04(d)) shall not exceed $25,000,000 at any time outstanding (in each case determined without regard to any write- downs or write-offs); (f) loans or advances made by a Loan Party to its employees on an arms-length basis in the ordinary course of business consistent with past practices for travel and entertainment expenses, relocation costs and similar purposes up to a maximum of $2,500,000 in the aggregate at any one time outstanding; (g) notes payable, or stock or other securities issued by Account Debtors to a Loan Party pursuant to negotiated agreements with respect to settlement of such Account Debtor’s Accounts in the ordinary course of business, consistent with past practices; (h) investments in the form of Swap Agreements permitted by Section 6.07; (i) investments of any Person existing at the time such Person becomes a Subsidiary of the Borrower or consolidates or merges with the Borrower or any of the Subsidiaries (including in connection with a Permitted Acquisition) so long as such investments were not made in contemplation of such Person becoming a Subsidiary or of such merger; (j) investments received in connection with the disposition of assets permitted by Section 6.05; 86

(k) investments constituting deposits described in clauses (c) and (d) of the definition of the term “Permitted Encumbrances”; (l) investments consisting of extension of trade credit in the ordinary course of business, consistent with past practices; (m) Permitted Acquisitions; (n) investments consisting of Equity Interests received by a Loan Party as consideration in connection with the bankruptcy of an unaffiliated Person or any settlement with any such Person effected in accordance with the terms hereof; provided, that, in the case of any of the foregoing, such Equity Interests shall be promptly pledged to the Administrative Agent in accordance with Section 5.14; (o) investments in the form of loans or capital contributions to Olin Luotong Metals (GZ) Co., Ltd., a Chinese limited liability company, in an aggregate amount not to exceed $1,200,000 less the amount of any such investments existing as of the date hereof; provided, that, no Loan Party shall make any such loan or capital contribution unless no Default or Event of Default shall exist or have occurred and be continuing as of the date of such loan or capital contribution and after giving effect thereto; (p) investments received in connection with the dispositions of assets permitted by Section 6.05(e) or (g); (q) Guarantees by the Borrower or any of the Subsidiaries of leases (other than Capital Lease Obligations) or of other obligations of the Borrower or any of its Subsidiaries that do not constitute Indebtedness, in each case entered into in the ordinary course of business that is consistent with past practice; (r) investments made after the Effective Date by the Borrower and/or any of its Subsidiaries in an aggregate outstanding amount not to exceed the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (r); and (s) in addition to investments otherwise expressly permitted by this Section, investments by the Borrower or any of its Subsidiaries, so long as after giving effect to such investment (i) the Total Net Leverage Ratio, calculated on a pro forma basis, would not exceed 1.50:1.00 and (ii) no Default or Event of Default has occurred and is continuing. SECTION 6.05. Asset Sales. No Loan Party will, nor will it permit any Subsidiary to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will Holdings permit any Subsidiary to issue any additional Equity Interest in such Subsidiary (other than to the Borrower or another Subsidiary in compliance with Section 6.04), except: (a) sales, transfers and dispositions of (i) Inventory in the ordinary course of business and (ii) used, obsolete, worn out or surplus Equipment or property in the ordinary course of business; 87

(b) sales, transfers and dispositions of assets to the Borrower or any Subsidiary, provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09; (c) sales, transfers and dispositions of Accounts in the ordinary course of business in connection with the compromise, settlement or collection thereof; (d) sales, transfers and dispositions constituting an investment permitted by Section 6.04; (e) Sale and Leaseback Transactions permitted by Section 6.06; (f) dispositions resulting from any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Holdings or any Subsidiary; (g) sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section; provided that both immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing and the aggregate fair market value of all assets sold, transferred or otherwise disposed of since the Effective Date in reliance upon this clause (g) shall not exceed $25,000,000 in the aggregate; provided further that, so long as no Default or Event of Default has occurred and is continuing or after giving effect to such transaction, in addition to the foregoing, the Loan Parties and their Subsidiaries may make unlimited sales, transfers, leases or dispositions of assets so long as after giving effect to such disposition the Total Net Leverage Ratio, calculated on a pro forma basis, would not exceed 1.50:1.00; (h) Restricted Payments permitted by Section 6.08, transactions permitted by Section 6.03 and Liens permitted by Section 6.02; (i) the non-exclusive licensing or sublicensing of Intellectual Property rights in the ordinary course of business; (j) the abandonment or cancellation of intellectual property, in the reasonable judgment of the Borrower, that is no longer used or useful in any material respect in the business of Holdings and its Subsidiaries, taken as a whole; (k) dispositions of investments in joint ventures to the extent required by, or made pursuant to customary buy/sell arrangements between, the joint venture parties set forth in joint venture arrangements and similar binding arrangements; (l) dispositions of cash and cash equivalents in the ordinary course of business for consideration consisting of cash or cash equivalents; (m) any surrender or waiver of contract rights or settlement, release or surrender of contract, tort or other litigation claims in the ordinary course of business; 88

(n) sales of assets received by the Borrower or any Subsidiary Guarantor from Persons other than the Borrower or a Subsidiary Guarantor upon foreclosure on a Lien in favor of the Borrower of such Subsidiary; (o) dispositions of non-core, duplicative or unnecessary assets that were acquired in connection with a Permitted Acquisition; provided, that any such disposition shall be made or contractually committed to be made within 365 days of the date such assets were acquired by Borrower or any of its Subsidiaries; and (p) to the extent constituting a sale, disposition or transfer of assets, the sale, disposition or transfer of Accounts pursuant to a Permitted Factoring Facility; provided that all sales, transfers, leases and other dispositions permitted under clauses (a) through (g) above (other than those permitted by clauses (b) and (f) above) shall be made for fair value and for at least 75% cash consideration. SECTION 6.06. Sale and Leaseback Transactions. No Loan Party will, nor will it permit any Subsidiary to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred (a “Sale and Leaseback Transaction”), except for any such sale of any fixed or capital assets by the Borrower or any Subsidiary that is made for cash consideration in an amount not less than the fair value of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset. SECTION 6.07. Swap Agreements. No Loan Party will, nor will it permit any Subsidiary to, enter into any Swap Agreement (other than any Commodity Swap Agreements), except (a) Swap Agreements entered into to hedge or mitigate risks to which the Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of the Borrower or any Subsidiary), and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from floating to fixed rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of the Borrower or any Subsidiary. SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness. (a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) each of Holdings and the Borrower may declare and pay dividends with respect to its common stock payable solely in additional shares of its common stock, and, with respect to its preferred stock, payable solely in additional shares of such preferred stock or in shares of its common stock, (ii) Subsidiaries of Holdings may declare and pay dividends ratably with respect to their Equity Interests to any Loan Party or any wholly-owned Subsidiary of any Loan Party, (iii) the Borrower may make Restricted Payments or make distributions to Holdings, to repurchase, redeem or otherwise acquire for value Equity Interests of Holdings held by officers, directors or employees or former officers, directors or employees (or their transferees, estates or beneficiaries 89 under their estates) of Holdings or any of its Subsidiaries upon their death, disability, retirement, severance or termination of employment or service; provided that the aggregate consideration paid for all such redemptions and payments shall not exceed, in any fiscal year, $5,000,000 (in each case, with unused amounts in any fiscal year being carried over to the next succeeding fiscal year); (iv) Restricted Payments to Holdings to pay corporate and overhead expense attributable to the preservation of their existence (including expenses relating to Holdings’ continuing operation as a public company) or ownership of the Borrower and its Subsidiaries in the ordinary course of business; (v) to the extent constituting Restricted Payments, Holdings and any of its Subsidiaries may enter into and consummate transactions expressly permitted by any provision of Sections 6.03, 6.04 or 6.09; (vi) the Borrower may make Restricted Payments or make distributions to Holdings, to allow Holdings to make regularly scheduled quarterly dividend payments to its shareholders in an amount not to exceed the greater of (x) $10,000,000 during any Test Period after giving pro forma effect to such quarterly dividend or (y) $0.21 per issued share of common stock of Holdings that is outstanding on the date such quarterly dividend is made, (vii) so long as no Default or Event of Default has occurred and is continuing after giving pro forma effect thereto, other Restricted Payments made after the Effective Date by Holdings and/or any of its Subsidiaries in an aggregate outstanding amount not to exceed the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (vii); (viii) Holdings and/or any of its Subsidiaries may make additional Restricted Payments so long as (i) the Total Net Leverage Ratio, calculated on a pro forma basis, would not exceed 1.50:1.00 and (ii) no Default or Event of Default has occurred and is continuing after giving pro forma effect to such Restricted Payment; and (ix) the Borrower may make Restricted Payments or make distributions to Holdings, to allow Holdings to pay Taxes arising from the operations of Borrower and its Subsidiaries. (b) No Loan Party will, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any (x) Subordinated Lien Indebtedness or (y) Subordinated Indebtedness (the Indebtedness described in clauses (x) and (y), the “Restricted Debt”) or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Restricted Debt prior to the scheduled maturity (collectively, “Restricted Debt Payments”), except: (i) payments as part of an applicable high yield discount obligation catch-up payment; (ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness permitted under Section 6.01, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof; (iii) refinancings of Indebtedness to the extent permitted by Section 6.01; (iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by the terms of Section 6.05 and other mandatory prepayments of ABL Obligations in each case not prohibited by Intercreditor Agreement: 90

(i) required to be made pursuant to the ABL Credit Agreement as in effect on the date hereof or (ii) other mandatory prepayments of Loan Obligations required to be made pursuant to the ABL Credit Agreement which are paid solely with the proceeds of ABL Priority Collateral; and (v) Restricted Debt Payments in an aggregate amount not to exceed the portion, if any, of the Available Amount on such date that the Borrower elects to apply to this clause (v); and (vi) other Restricted Debt Payments so long as after giving pro forma effect to such payment, (i) the Total Net Leverage Ratio, calculated on a pro forma basis, would not exceed 1.50:1.00 and (ii) no Default or Event of Default has occurred and is continuing. SECTION 6.09. Transactions with Affiliates. No Loan Party will, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to such Loan Party or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among the Borrower and any Subsidiary that is a Loan Party not involving any other Affiliate, (c) any investment permitted by Section 6.04, (d) any Indebtedness permitted under Section 6.01(c), (e) any Restricted Payment permitted by Section 6.08, (f) loans or advances to employees permitted under Section 6.04, (g) the payment of reasonable fees to directors of Holdings or any Subsidiary who are not employees of Holdings or any Subsidiary, and compensation and employee benefit arrangements paid to, and indemnities provided for the benefit of, directors, officers or employees of Holdings or its Subsidiaries in the ordinary course of business, (h) any issuances of securities or other payments, awards or grants in cash, securities or otherwise pursuant to, or the funding of, employment agreements, stock options and stock ownership plans approved by Holdings’ or the Borrower’s board of directors, (i) transactions with entities that are joint ventures solely as a result of the Borrower’s or a Subsidiary’s Control over such joint venture, (j) customary tax-sharing agreements and arrangements, (k) any agreement, instrument or arrangement as in effect as of the Effective Date and set forth in Schedule 6.09, or any amendment thereto (so long as any such amendment is not adverse to the Lenders in any material respect as compared to the applicable agreement as in effect on the Effective Date as reasonably determined in good faith by the Borrower), and (l) the existence of, or the performance by a Loan Party or any of its Subsidiaries of its obligations under the terms of, any stockholders agreement or its equivalent (including any registration rights agreement or purchase agreement related thereto) to which it is a party as of the Effective Date and set forth in Schedule 6.09 and any similar agreements which it may enter into thereafter; provided, however, that the existence of, or the performance by such Loan Party or any of its Subsidiaries of obligations under any future amendment to any such existing agreement or under any similar agreement entered into after the Effective Date shall only be permitted by this clause (l) to the extent that the terms of any such existing agreement together with all amendments thereto, taken as a whole, or new agreement are not otherwise more disadvantageous to the Lenders in any material respect than the terms of the original agreement in effect on the Effective Date as reasonably determined in good faith by the Borrower. 91

SECTION 6.10. Restrictive Agreements. No Loan Party will, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of such Loan Party or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any of its Equity Interests or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by any Requirement of Law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10, in the ABL Credit Agreement or any document with respect to any Incremental Equivalent Debt (or any extension, renewal or refinancing thereof, or any amendment or modification thereto, that does not expand the scope of, any such restriction or condition in any material respect), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary or the assets of any Loan Party or Subsidiary thereof pending such sale, provided that such restrictions and conditions apply only to the Subsidiary or assets that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof, (vi) the foregoing shall not apply to any agreement or other instrument of a Person acquired by a Loan Party or any of its Subsidiaries in existence at the time of such Acquisition (but not created in connection therewith or in contemplation thereof), (vii) the foregoing shall not apply to customary provisions in joint venture agreements, limited liability company operating agreements, partnership agreements, stockholders agreements and other similar agreements, (viii) the foregoing shall not apply to customary provisions contained in leases and other agreements entered into in the ordinary course of business, and (ix) the foregoing shall not apply to restrictions under agreements evidencing or governing or otherwise relating to Indebtedness permitted under Section 6.01 of Subsidiaries that are not Loan Parties; provided that such restriction is only with respect to the assets of Subsidiaries that are not Loan Parties. SECTION 6.11. Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) any agreement relating to any Specified Indebtedness or (b) its charter, articles or certificate of incorporation or organization, by-laws, operating, management or partnership agreement or other organizational or governing documents, in each case, to the extent any such amendment, modification or waiver would be materially adverse to the Lenders in any respect, except in respect or Specified Indebtedness to the extent such amendment, modification or waiver would be permitted pursuant to Section 6.01(f). SECTION 6.12. [Intentionally Omitted.] SECTION 6.13. Holding Company. Holdings shall not engage at any time in any business or business activity other than (i) ownership of Equity Interests of the Borrower, together with activities directly related thereto; (ii) performance of its obligations under and in connection with the Loan Documents; (iii) issuance of Equity Interests; and (iv) as otherwise necessary to comply with any Requirement of Law. Holdings shall (x) own no assets other than the Equity Interests of 92 the Borrower, its books and records, deposit accounts of Holdings, all cash deposits held therein, and cash paid to Holdings in accordance with the terms hereof, (y) incur no Indebtedness for borrowed money other than guarantees of Indebtedness of the Borrower and Subsidiaries permitted hereunder and (z) grant no Lien on any of its assets other than Liens created pursuant to the Loan Documents and the ABL Loan Documents and ordinary course Liens incurred under customary deposit account agreements entered into by Holdings with respect to deposit accounts. ARTICLE VII Events of Default If any of the following events (“Events of Default”) shall occur: (a) the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days; (c) any representation or warranty made or deemed made by or on behalf of any Loan Party or any Subsidiary in, or in connection with, this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof or waiver hereunder or thereunder, shall prove to have been materially incorrect when made or deemed made; (d) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Sections 5.01, 5.02(a), 5.03 (with respect to a Loan Party’s existence), 5.07, 5.08, or 5.15 or in Article VI; (e) any Loan Party shall fail to observe or perform any covenant, condition or agree- ment contained in this Agreement (other than those which constitute a default under another Section of this Article), and such failure shall continue unremedied for a period of (i) five (5) days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of Sections 5.02 (other than Section 5.02(a)), 5.03 (other than with respect to a Loan Party’s existence) through 5.06, 5.10, 5.11 or 5.13 of this Agreement or (ii) 30 days after the earlier of any Loan Party’s knowledge of such breach or notice thereof from the Administrative Agent (which notice will be given at the request of any Lender) if such breach relates to terms or provisions of any other Section of this Agreement; (f) any Loan Party or Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the 93 same shall become due and payable; (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness to the extent such sale or transfer is permitted by Section 6.05; provided, further, that the Loan Parties’ failure to perform or observe the fixed charge coverage ratio financial covenant under Section 6.12 of the ABL Credit Agreement shall not constitute an Event of Default unless and until (x) the “Required Lenders” under and as defined in the ABL Credit Agreement have declared all obligations under the ABL Loan Documents to be immediately due and payable and such declaration has not been rescinded or (y) such failure with respect to the fixed charge coverage ratio financial covenant remains unwaived by the “Required Lenders” under and as defined in the ABL Credit Agreement for a period of more than 180 consecutive calendar days; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of a Loan Party or Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Loan Party or Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered; (i) any Loan Party or Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Loan Party or Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing; (j) any Loan Party or Subsidiary shall become unable, admit in writing its inability, or publicly declare its intention not to, or fail generally to pay its debts as they become due; (k) (i) one or more judgments for the payment of money in an aggregate amount in excess of $10,000,000 shall be rendered against any Loan Party, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of thirty (30) consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of any Loan Party or Subsidiary to enforce any such judgment; or (ii) any Loan Party or Subsidiary shall fail within thirty (30) days to discharge one or more non-monetary judgments or orders which, individually or in the aggregate, 94 could reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued; (l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect; (m) a Change in Control shall occur; (n) the occurrence of any “default”, as defined in any Loan Document (other than this Agreement), or the breach of any of the terms or provisions of any Loan Document (other than this Agreement), which default or breach continues beyond any period of grace therein provided; (o) the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty or any Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 10.08 or any notice of termination delivered pursuant to the terms of any Obligation Guaranty; (p) except as permitted by the terms of any Collateral Document or required by terms of the Intercreditor Agreement, (i) any Collateral Document shall for any reason fail to create a valid security interest in any Collateral (with respect to Collateral having an aggregate book value in excess of $5,000,000) purported to be covered thereby, or (ii) any Lien (with respect to Collateral having an aggregate book value in excess of $5,000,000) securing any Secured Obligation shall cease to be a perfected, first priority Lien; (q) any Collateral Document shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of any Collateral Document; or (r) any material provision of any Loan Document for any reason ceases to be valid, binding and enforceable in accordance with its terms (or any Loan Party shall challenge the enforceability of any Loan Document or shall assert in writing, or engage in any action or inaction that evidences its assertion, that any provision of any of the Loan Documents has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms); then, and in every such event (other than an event with respect to any Loan Party described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, whereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, but ratably as among the Classes of Loans and the Loans of each Class at the time outstanding, in which case any principal 95 not so declared to be due and payable may thereafter be declared to be due and payable), whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in the case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, increase the rate of interest applicable to the Loans and other Obligations as set forth in this Agreement. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may and at the request of the Required Lenders shall, in accordance with the terms of the Intercreditor Agreement for so long as the Intercreditor Agreement is in effect, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC. ARTICLE VIII The Administrative Agent SECTION 8.01. Appointment. Each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. In addition, to the extent required under the laws of any jurisdiction other than the U.S., each of the Lenders, on behalf of itself and any of its Affiliates that are Secured Parties, hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document governed by the laws of such jurisdiction on such Lender’s behalf. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and the Loan Parties shall not have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” as used herein or in any other Loan Documents (or any similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. SECTION 8.02. Rights as a Lender. The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Loan Party or any Subsidiary or any Affiliate thereof as if it were not the Administrative Agent hereunder. 96

SECTION 8.03. Duties and Obligations. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and, (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any Subsidiary that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct as determined by a final nonappealable judgment of a court of competent jurisdiction. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. SECTION 8.04. Reliance. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. SECTION 8.05. Actions through Sub-Agents. The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub- agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, 97 and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Administrative Agent. SECTION 8.06. Resignation. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Administrative Agent hereunder by its successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor, unless otherwise agreed by the Borrower and such successor. Notwithstanding the foregoing, in the event no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its intent to resign, the retiring Administrative Agent may give notice of the effectiveness of its resignation to the Lenders and the Borrower, whereupon, on the date of effectiveness of such resignation stated in such notice, (a) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents, provided that, solely for purposes of maintaining any security interest granted to the Administrative Agent under any Collateral Document for the benefit of the Secured Parties, the retiring Administrative Agent shall continue to be vested with such security interest as collateral agent for the benefit of the Secured Parties and, in the case of any Collateral in the possession of the Administrative Agent, shall continue to hold such Collateral, in each case until such time as a successor Administrative Agent is appointed and accepts such appointment in accordance with this paragraph (it being understood and agreed that the retiring Administrative Agent shall have no duly or obligation to take any further action under any Collateral Document, including any action required to maintain the perfection of any such security interest), and (b) the Required Lenders shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, provided that (i) all payments required to be made hereunder or under any other Loan Document to the Administrative Agent for the account of any Person other than the Administrative Agent shall be made directly to such Person and (ii) all notices and other communications required or contemplated to be given or made to the Administrative Agent shall also directly be given or made to each Lender. Following the effectiveness of the Administrative Agent’s resignation from its capacity as such, the provisions of this Article, Section 2.17(d) and Section 9.03, as well as any exculpatory, reimbursement and indemnification provisions set forth in any other Loan Document, shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent and in respect of the matters referred to in the proviso under clause (a) above. 98

SECTION 8.07. Non-Reliance. Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and letters of credit and not investments in a business enterprise or securities. Each Lender further represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a Lender or assign or otherwise transfer its rights, interests and obligations hereunder. SECTION 8.08. Other Agency Titles. The Co-Syndication Agents and Co-Documentation Agents identified on the title page of this Agreement and the Joint Lead Arrangers shall not have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of such Lenders shall have or be deemed to have a fiduciary relationship with any Lender. Each Lender hereby makes the same acknowledgments with respect to the relevant Lenders in their respective capacities as Co- Syndication Agents, Co-Documentation Agents and Joint Lead Arrangers, as applicable, as it makes with respect to the Administrative Agent in the preceding paragraph. SECTION 8.09. Not Partners or Co-Venturers; Administrative Agent as Representative of the Secured Parties; Bankruptcy; Credit Bidding. (a) The Lenders are not partners or co- venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement. (b) In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party” as defined in the New York Uniform Commercial Code. Each Lender authorizes the Administrative Agent to enter into each of the Collateral Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Secured Party (other than the Administrative Agent) shall have the right individually to seek to realize upon the security granted by any Collateral Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Secured Parties upon the terms of the Collateral Documents. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties. 99

(c) In case of the pendency of any proceeding with respect to any Loan Party under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim under Sections 2.12, 2.13, 2.15, 2.16, 2.17 and 9.03) allowed in such judicial proceeding; and (ii) collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). (d) The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including by accepting some or all of the Collateral in satisfaction of some or all of the Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code, including under Sections 363, 1123 or 1129 of the Bankruptcy Code, or any similar laws in any other applicable jurisdictions, or (b) at any other sale, foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any applicable law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid by the Administrative Agent at the direction of the Required Lenders on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that shall vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) for the asset or assets so purchased (or for the equity interests or debt instruments of the acquisition vehicle or vehicles that are issued in connection with such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles and to assign any successful credit bid to such acquisition vehicle or vehicles (ii) each of the Secured Parties’ ratable interests in the Obligations which were credit bid shall be deemed without any further action under this Agreement to be assigned to such vehicle or vehicles for the purpose of closing such sale, (iii) the Administrative shall be authorized to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition 100 vehicle or vehicles, including any disposition of the assets or equity interests thereof, shall be governed, directly or indirectly, by, and the governing documents shall provide for, control by the vote of the Required Lenders or their permitted assignees under the terms of this Agreement or the governing documents of the applicable acquisition vehicle or vehicles, as the case may be, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 9.02 of this Agreement), (iv) the Administrative Agent on behalf of such acquisition vehicle or vehicles shall be authorized to issue to each of the Secured Parties, ratably on account of the relevant Obligations which were credit bid, interests, whether as equity, partnership, limited partnership interests or membership interests, in any such acquisition vehicle and/or debt instruments issued by such acquisition vehicle, all without the need for any Secured Party or acquisition vehicle to take any further action, and (v) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of Obligations credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Secured Parties pro rata and the equity interests and/or debt instruments issued by any acquisition vehicle on account of such Obligations shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action. Notwithstanding that the ratable portion of the Obligations of each Secured Party are deemed assigned to the acquisition vehicle or vehicles as set forth in clause (ii) above, each Secured Party shall execute such documents and provide such information regarding the Secured Party (and/or any designee of the Secured Party which will receive interests in or debt instruments issued by such acquisition vehicle) as the Administrative Agent may reasonably request in connection with the formation of any acquisition vehicle, the formulation or submission of any credit bid or the consummation of the transactions contemplated by such credit bid. SECTION 8.10. Flood Laws. JPMCB has adopted internal policies and procedures that address requirements placed on federally regulated lenders under the National Flood Insurance Reform Act of 1994 and related legislation (the “Flood Laws”). JPMCB, as administrative agent or collateral agent on a syndicated facility, will post on the applicable electronic platform (or otherwise distribute to each Lender in the syndicate) documents that it receives in connection with the Flood Laws. However, JPMCB reminds each Lender and Participant in the facility that, pursuant to the Flood Laws, each federally regulated Lender (whether acting as a Lender or Participant in the facility) is responsible for assuring its own compliance with the flood insurance requirements. ARTICLE IX Miscellaneous SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone or Electronic Systems (and subject in each case to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows: 101

(i) if to any Loan Party, to the Borrower at: Global Brass and Copper, Inc. 475 N. Martingale Rd., Suite 1050 Schaumburg, IL 60173 Attention: Chief Financial Officer Facsimile No: (847) 240-4733 (ii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A. at: JPMorgan Chase Bank, N.A 10 South Dearborn St. Floor L2 Chicago, IL 60603 Attention: Ryan Bowman Facsimile No: (844) 490-5663 (iii) if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire. All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received, (ii) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day of the recipient, or (iii) delivered through Electronic Systems to the extent provided in paragraph (b) below shall be effective as provided in such paragraph. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by Electronic Systems pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or to compliance and no Default certificates delivered pursuant to Section 5.01(d) unless otherwise agreed by the Administrative Agent and the applicable Lender. Each of the Administrative Agent and the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by Electronic Systems pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise proscribes, all such notices and other communications (i) sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, such notice or communication shall be deemed to have been given at the opening of business on the next Business Day for the recipient, and (ii) posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient, at its e-mail address as described in the foregoing clause (i), of notification that such notice or communication is available and identifying the website address therefor; provided that, for both clauses (i) and (ii) above, if such notice, e-mail or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day of the recipient. 102

(c) Any party hereto may change its address, facsimile number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. (d) Electronic Systems. (i) Each Loan Party agrees that the Administrative Agent may, but shall not be obligated to, make Communications (as defined below) available to the Lenders by posting the Communications on Debt Domain, Intralinks, Syndtrak, ClearPar or a substantially similar Electronic System. (ii) Any Electronic System used by the Administrative Agent is provided “as is” and “as available.” The Agent Parties (as defined below) do not warrant the adequacy of such Electronic Systems and expressly disclaim liability for errors or omissions in the Communications. No warranty of any kind, express, implied or statutory, including any warranty of merchantability, fitness for a particular purpose, non-infringement of third-party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Communications or any Electronic System. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or the other Loan Parties, any Lender or any other Person or entity for damages of any kind, including direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of communications through an Electronic System. “Communications” means, collectively, any notice, demand, communication, information, document or other material provided by or on behalf of any Loan Party pursuant to any Loan Document or the transactions contemplated therein which is distributed by the Administrative Agent, any Lender by means of electronic communications pursuant to this Section, including through an Electronic System. SECTION 9.02. Waivers; Amendments. (a) No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender may have had notice or knowledge of such Default at the time. (b) Subject to the provisions set forth in Sections 2.14(b), 2.23, 2.24, 9.02(f) and/or with regards to a Dutch Auction, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and 103 the Required Lenders or (y) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are parties thereto, with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender (including any such Lender that is a Defaulting Lender), (ii) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon, or reduce or forgive any interest, fees or any other Obligation payable hereunder, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (iii) postpone any scheduled date of payment of the principal amount of any Loan, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender (including any such Lender that is a Defaulting Lender) directly affected thereby, (iv) change Section 2.18(b) or (d) in a manner that would alter the manner in which payments are shared, without the written consent of each Lender (other than any Defaulting Lender), (v) [reserved], (vi) change any of the provisions of this Section or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class) required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender (other than any Defaulting Lender) directly affected thereby, (vii) change Section 2.20, without the consent of each Lender (other than any Defaulting Lender), (viii) release any Guarantor from its obligation under its Loan Guaranty or Obligation Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of each Lender (other than any Defaulting Lender), (ix) except as provided in clause (c) of this Section or in any Collateral Document, release all or substantially all of the Collateral, without the written consent of each Lender (other than any Defaulting Lender), or (x) permit the Borrower to assign or otherwise transfer any of its rights or obligations hereunder without the written consent of each Lender (other than any Defaulting Lender); provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent hereunder without the prior written consent of the Administrative Agent (it being understood that any amendment to Section 2.20 shall require the consent of the Administrative Agent. The Administrative Agent may also amend the Commitment Schedule to reflect assignments entered into pursuant to Section 9.04. The Administrative Agent and the Borrower may amend, restate, amend and restate or otherwise modify the Intercreditor Agreement and/or any other intercreditor agreement, as provided therein, in connection with a transaction permitted hereunder. (c) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its sole discretion, to release any Liens granted to the Administrative Agent by the Loan Parties on any Collateral (i) upon the termination of all of the Commitments, payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations), and the cash collateralization of all Unliquidated Obligations in a manner satisfactory to each affected Lender, (ii) constituting property being sold or disposed (including, without limitation pursuant to pursuant to a Permitted Factoring Facility) of if the Loan Party disposing of such property certifies to the Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry), and to the extent that the property being sold or disposed of constitutes 100% of the Equity Interests of a Subsidiary, the Administrative Agent is authorized to release any Loan Guaranty or Obligation Guaranty provided by such Subsidiary, (iii) constituting property 104 leased to a Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Administrative Agent and the Lenders pursuant to Article VII, (v) upon the release of a Subsidiary Guarantor that is no longer a Material Subsidiary or (vi) constituting ABL Priority Collateral that is released, sold or disposed of pursuant to the terms of ABL Loan Documents and which, in accordance with Section 4.2 of the Intercreditor Agreement, the Administrative Agent is required to release the Liens granted to the Administrative Agent by the Loan Parties on such ABL Priority Collateral. Further, the Administrative Agent may (and is hereby irrevocably authorized by each Lender to), upon the request of the Borrower, release any Subsidiary Guarantor from its obligations under the Loan Guaranty if such Subsidiary Guarantor is no longer a Material Domestic Subsidiary. Except as provided in the foregoing, the Administrative Agent will not release any Liens on Collateral without the prior written authorization of the Required Lenders. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Loan Parties in respect of) all interests retained by the Loan Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. Any execution and delivery by the Administrative Agent of documents in connection with any such release shall be without recourse to or warranty by the Administrative Agent. (d) If, in connection with any proposed amendment, waiver or consent requiring the consent of “each Lender” or “each Lender affected thereby,” (or with respect to Replacement Term Loans, any other Class or group of Lenders other than the Required Lenders) with respect to which the consent of the Required Lender (or with respect to Replacement Term Loans the consent of Lenders holding loans or commitments of such Class or lesser group representing more than 50% of the sum of the total loans and unused commitments of such Class or lesser group at such time) is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but has not been obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement, provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower, the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 9.04, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.15 and 2.17, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.16 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender. To the extent that any Lender is replaced pursuant to this Section in connection with a Repricing Transaction requiring payment of a fee pursuant to Section 2.12(c), the Borrower shall pay to each Lender being replaced as a result of such Repricing Transaction the fee set forth in Section 2.12(c). (e) Notwithstanding anything to the contrary herein the Administrative Agent may, with the consent of the Borrower only, amend, modify or supplement this Agreement or any of the 105 other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. (f) Notwithstanding anything to the contrary herein, this Agreement may be amended with the written consent of the Borrower and the Lenders providing the relevant Replacement Term Loans to permit the refinancing or replacement of all or any portion of the outstanding Loans under any Class (any such loans being refinanced or replaced, the “Replaced Term Loans”) with one or more replacement term loans hereunder (“Replacement Term Loans”) pursuant to a Refinancing Amendment; provided that (A) the aggregate principal amount of any Replacement Term Loans shall not exceed the aggregate principal amount of the Replaced Term Loans (plus (1) any additional amounts permitted to be incurred under Section 6.01(a), (r), (s) and/or (t) and, to the extent any such additional amounts are secured, the related Liens are permitted under Section 6.02 and plus (2) the amount of accrued interest and premium (including tender premium) thereon and underwriting discounts, fees (including upfront fees and original issue discount), commissions and expenses associated therewith), (B) any Replacement Term Loans must have a final maturity date that is equal to or later than the final maturity date of, and have a Weighted Average Life to Maturity that is equal to or greater than the Weighted Average Life to Maturity of, the relevant Replaced Term Loans at the time of the relevant refinancing, (C) any Replacement Term Loans may be pari passu with or junior to any then-existing Loans in right of payment and pari passu with or junior to such Loans with respect to the Collateral (provided that any Replacement Term Loans that are pari passu with or junior to any then-existing Loans shall be subject to an Acceptable Intercreditor Agreement and may be, at the option of the Administrative Agent and the Borrower, documented in a separate agreement or agreements), or be unsecured, (D) any Replacement Term Loans that are secured may not be secured by any assets other than the Collateral, (E) any Replacement Term Loans that are guaranteed may not be guaranteed by any Person other than the Loan Parties, (F) any Replacement Term Loans may not participate on a greater than pro rata basis in any voluntary or mandatory repayment or prepayment in respect of the Loans (and any Additional Term Loans then subject to ratable repayment requirements), (G) any Replacement Term Loans may have pricing (including interest, fees and premiums) and, subject to preceding clause (F), optional prepayment and redemption terms as may be agreed by the Borrower and the lenders providing such Replacement Term Loans, and 106

(H) either (i) the other terms and conditions of any Replacement Term Loans (excluding pricing, interest, fees, rate floors, premiums, optional prepayment or redemption terms, security and maturity, subject to preceding clauses (B) through (G)) are substantially identical to, or (taken as a whole) no more favorable (as reasonably determined by the Borrower) to the lenders providing such Replacement Term Loans than those applicable to the relevant Replaced Term Loans (other than covenants or other provisions applicable only to periods after the Latest Term Loan Maturity Date (in each case, as of the date of incurrence of such Replacement Term Loans)) or (ii) such Replacement Term Loans are provided on then-current market terms (as reasonably determined by the Borrower) for the applicable type of Indebtedness. Each party hereto hereby agrees that this Agreement may be amended by the Borrower, the Administrative Agent and the lenders providing the relevant Replacement Term Loans to the extent (but only to the extent) necessary to reflect the existence and terms of such Replacement Term Loans incurred or implemented pursuant thereto (including any amendment necessary to treat the loans and commitments subject thereto as a separate “tranche” and “Class” of Loans hereunder). It is understood that any Lender approached to provide all or a portion of any Replacement Term Loans may elect or decline, in its sole discretion, to provide such Replacement Term Loans. (g) Notwithstanding anything to the contrary herein, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit any extension of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the relevant benefits of this Agreement and the other Loan Documents and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion. SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Loan Parties shall, jointly and, severally, pay all (i) reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, JPMCB, in its capacity as the Lead Arranger and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the syndication and distribution (including, without limitation, via the internet or through an Electronic System) of the credit facilities provided for herein, the preparation and administration of the Loan Documents and any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Administrative Agent, or any Lender, including the documented fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) The Loan Parties shall, jointly and severally, indemnify the Administrative Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, 107 claims, damages, penalties, incremental Taxes, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned or operated by a Loan Party or a Subsidiary, or any Environmental Liability related in any way to a Loan Party or a Subsidiary, (iv) the failure of a Loan Party to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by a Loan Party for Taxes pursuant to Section 2.17, or (v) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not such claim, litigation, investigation or proceeding is brought by any Loan Party or their respective equity holders, Affiliates, creditors or any other third Person and whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee. This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses or damages arising from any non-Tax claim. (c) To the extent that any Loan Party fails to pay any amount required to be paid by it to the Administrative Agent (or any sub-agent thereof) (or any Related Party of any of the foregoing) under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent (or any Related Party of any of the foregoing), as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that the Loan Parties’ failure to pay any such amount shall not relieve any Loan Party of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such. (d) To the extent permitted by applicable law, no Loan Party shall assert, and each Loan Party hereby waives, any claim against any Indemnitee, (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document, or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof; provided that, nothing in this paragraph (d) shall relieve any Loan Party of any obligation it may have to indemnify an Indemnitee against special, indirect, consequential or punitive damages asserted against such Indemnitee by a third party. (e) All amounts due under this Section shall be payable after written demand therefor. 108

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b)(i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more Eligible Assignees (other than an Ineligible Institution) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrower, provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof, and provided further that no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee; and (B) the Administrative Agent; (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $500,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent (x) an Assignment and Assumption or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, together with a processing and recordation fee of $3,500, such 109 fee to be paid by either the assigning Lender or the assignee Lender or shared between such Lenders; and (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws. For the purposes of this Section 9.04(b), the terms “Approved Fund” and “Ineligible Institution” have the following meanings: “Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Ineligible Institution” means a (a) natural person, (b) a Defaulting Lender or its Parent, (c) holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person or relative(s) thereof; provided that, such holding company, investment vehicle or trust shall not constitute an Ineligible Institution if it (x) has not been established for the primary purpose of acquiring any Loans or Commitments, (y) is managed by a professional advisor, who is not such natural person or a relative thereof, having significant experience in the business of making or purchasing commercial loans, and (z) has assets greater than $25,000,000 and a significant part of its activities consist of making or purchasing commercial loans and similar extensions of credit in the ordinary course of its business, or (d) except to the extent provided in Section 9.04(e), a Loan Party or a Subsidiary or other Affiliate of a Loan Party. (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section. (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the 110

Commitment of, and principal amount (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (v) Upon its receipt of (x) a duly completed Assignment and Assumption executed by an assigning Lender and an assignee or (y) to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to a Platform as to which the Administrative Agent and the parties to the Assignment and Assumption are participants, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.05, 2.06(d) or (e), 2.07(b), 2.18(d) or 9.03(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (c) Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) other than an Ineligible Institution in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged; (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations; and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the requirements and limitations therein, including the requirements under Section 2.17(f) and (g) (it being understood that the documentation required under Section 2.17(f) shall be delivered to the participating Lender and the information and documentation required under Section 2.17(g) will be delivered to the Borrower and the Administrative Agent)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.18 and 2.19 as if it were an assignee under paragraph (b) of this Section; and (B) shall not be entitled to receive any greater payment under Section 2.15 or 2.17, with respect to any participation, than its participating Lender would have 111 been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 2.19(b) with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(d) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement or any other Loan Document (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) Assignments to the Borrower and its Subsidiaries. Any Lender may elect to, but is not obligated to elect to, at any time, assign all or a portion of its rights and obligations in respect of the Loans to the Borrower and/or any Subsidiary of the Borrower through Dutch Auctions open to all Lenders on a pro rata basis, subject to the following limitations: (A) no Default or Event of Default shall have occurred and be continuing at the time of acceptance of any bids in any Dutch Auction; and (B) any Loans acquired by the Borrower or any of its Subsidiaries shall be immediately and automatically cancelled. SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or 112 warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any other Loan Document or any provision hereof or thereof. SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution. (a) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to (i) fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (b) Delivery of an executed counterpart of a signature page of this Agreement by telecopy, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper- based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent. SECTION 9.07. Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of any Loan Party against any 113 of and all the Secured Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall notify the Borrower and the Administrative Agent of such set-off or application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the internal laws of the State of New York, but giving effect to federal laws applicable to national banks. (b) Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in New York, New York in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction. (c) Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, OTHER AGENT (INCLUDING ANY ATTORNEY) OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF 114

LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12. Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any Governmental Authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by any Requirement of Law or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies under this Agreement or any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower or (iii) subject to the Borrower’s prior approval of the information to be disclosed (not to be unreasonably withheld), to Moody’s or S&P in connection with obtaining or maintaining ratings as required under Section 5.13, (h) to holders of Equity Interests in the Borrower, (i) to any Person providing a Guarantee of all or any portion of the Secured Obligations, or (j) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent or any Lender on a non-confidential basis from a source other than the Borrower. For the purposes of this Section, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower and other than information pertaining to this Agreement provided by arrangers to data service providers, including league table providers, that serve the lending industry; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12 FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED 115

COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS, FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 9.13. Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock (as defined in Regulation U of the Board) for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law. SECTION 9.14. USA PATRIOT Act. Each Lender that is subject to the requirements of the USA PATRIOT Act hereby notifies each Loan Party that pursuant to the requirements of the USA PATRIOT Act, it is required to obtain, verify and record information that identifies such Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender to identify such Loan Party in accordance with the USA PATRIOT Act. SECTION 9.15. Disclosure. Each Loan Party and each Lender hereby acknowledges and agrees that the Administrative Agent and/or its Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. In addition, each Loan Party and each Lender hereby acknowledges that an independent business unit of JPMCB has also extended credit to the Borrower under the ABL Credit Agreement (the “Independent Chase Loan”). Each Loan Party and, in case of clauses (a) and (d) below, each Lender: (a) hereby acknowledges that separate business units of JPMCB are a party to this Agreement and the Independent Chase Loan, operate as separate business units of JPMCB, and that the rights and obligations of each such separate business unit under each financial accommodation to each Loan Party are separate and distinct, are exercisable in the sole discretion of such JPMCB business unit, and shall not be merged in law or in equity; 116

(b) hereby acknowledges that a consent, approval, waiver or other action by JPMCB hereunder does not constitute a consent, approval, waiver or other action by the other JPMCB business unit in respect to the Independent Chase Loan, and that any such action by the other JPMCB business unit taken in respect to the Independent Chase Loan similarly does not bind JPMCB hereunder; (c) should communicate separately with each such business unit, and distribute information separately to each such business unit as required under the respective loan documents; and (d) hereby consents to the separate business units and their Related Parties, working together and sharing information about the Loan Parties. Notwithstanding any consent to share information, neither the Loan Parties nor the Lenders should assume that separate business units of JPMCB have shared information. SECTION 9.16. Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Administrative Agent and the other Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession or control. Should any Lender (other than the Administrative Agent) obtain possession or control of any such Collateral, such Lender shall notify the Administrative Agent thereof, and, promptly upon the Administrative Agent’s request therefor shall deliver such Collateral to the Administrative Agent or otherwise deal with such Collateral in accordance with the Administrative Agent’s instructions. SECTION 9.17. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees (including, without limitation, any Repricing Premium), charges and other amounts which are treated as interest on such Loan under applicable law (collectively the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender. SECTION 9.18. Marketing Consent. The Borrower hereby authorizes JPMCB and its affiliates (collectively, the “JPMCB Parties”), at their respective sole expense, but without any prior approval by the Borrower, to publish tombstones or other advertisements, press releases or other transactional announcements or updates provided to investor or trade publications, in each case, to consist of deal terms and other information customarily found in such publications or marketing materials, as each may from time to time determine in its reasonable discretion, subject in each case that such JPMCB party shall promptly notify you, in advance, of such disclosure. The foregoing authorization shall remain in effect unless and until the Borrower notifies JPMCB in writing that such authorization is revoked. 117

SECTION 9.19. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. SECTION 9.20. Intercreditor Agreement. Each of the Lenders hereby acknowledges that it has received and reviewed the Intercreditor Agreement and agrees to be bound by the terms thereof as if such Lender was a signatory thereto. Such Intercreditor Agreement may provide for, among other things, (i) the Administrative Agent’s and the Lenders’ forbearance of, and other limitations on, any exercise of remedies in respect of the Loan Parties and the Collateral that has been pledged to secure the Obligations and/or (ii) disclaimers of interests on, and releases of security interests in, the Collateral. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 9.04) hereby (a) acknowledges that JPMCB is acting under the Intercreditor Agreement as the “ABL Representative” (as defined therein), and that JPMCB is acting under the Intercreditor Agreement as the “Term Loan Representative” (as defined therein) and JPMCB is or may be a Lender hereunder and/or a lender under the ABL Credit Agreement and (b) waives any conflict of interest, now contemplated or arising hereafter, in connection therewith and agrees not to assert against the Administrative Agent any claims, cause of action, damages or liabilities of whatever kind or nature relating thereto. Each Lender (and each Person that becomes a Lender hereunder pursuant to Section 9.04) hereby authorizes and directs the Administrative Agent to enter into the Intercreditor Agreement on behalf of such Lender and agrees that the Administrative Agent, in its various capacities thereunder, may take such actions on its behalf as is contemplated by the terms of the Intercreditor Agreement. SECTION 9.21. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or 118 other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees that: (i) (A) the arranging and other services regarding this Agreement provided by the Lenders are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Lenders and their Affiliates, on the other hand, (B) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii) (A) each of the Lenders and their Affiliates is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Borrower or any of its Affiliates, or any other Person and (B) no Lender or any of its Affiliates has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except, in the case of a Lender, those obligations expressly set forth herein and in the other Loan Documents; and (iii) each of the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and no Lender or any of its Affiliates has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases any claims that it may have against each of the Lenders and their Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. ARTICLE X Loan Guaranty SECTION 10.01. Guaranty. Each Loan Guarantor (other than those that have delivered a separate Guaranty) hereby agrees that it is jointly and severally liable for, and, as a primary obligor and not merely as surety, absolutely, unconditionally and irrevocably guarantees to the Secured Parties, the prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Secured Obligations and all reasonable, documented and out-of- pocket costs and expenses, including, without limitation, all reasonable, documented and out-of- pocket court costs and attorneys’ and paralegals’ fees and expenses paid or incurred by the Administrative Agent, the Issuing Bank and the Lenders in endeavoring to collect all or any part of the Secured Obligations from, or in prosecuting any action against, the Borrower, any Loan Guarantor or any other guarantor of all or any part of the Secured Obligations (such costs and expenses, together with the Secured Obligations, collectively the “Guaranteed Obligations”; provided, however, that the definition of “Guaranteed Obligations” shall not create any guarantee by any Loan Guarantor of (or grant of security interest by any Loan Guarantor to support, as applicable) any Excluded Swap Obligations of such Loan Guarantor for purposes of determining any obligations of any Loan Guarantor). Each Loan Guarantor further agrees that the Guaranteed Obligations may be extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. All terms of this Loan Guaranty apply to and may be enforced by or on behalf of any domestic or foreign branch or Affiliate of any Lender that extended any portion of the Guaranteed Obligations. 119

SECTION 10.02. Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor waives any right to require the Administrative Agent or any Lender to sue the Borrower, any Loan Guarantor, any other guarantor of, or any other Person obligated for, all or any part of the Guaranteed Obligations (each, an “Obligated Party”), or otherwise to enforce its payment against any collateral securing all or any part of the Guaranteed Obligations. SECTION 10.03. No Discharge or Diminishment of Loan Guaranty. (a) Except as otherwise provided for herein, the obligations of each Loan Guarantor hereunder are unconditional and absolute and not subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations), including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration or compromise of any of the Guaranteed Obligations, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of the Borrower or any other Obligated Party liable for any of the Guaranteed Obligations; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Obligated Party or their assets or any resulting release or discharge of any obligation of any Obligated Party; or (iv) the existence of any claim, setoff or other rights which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, any Lender or any other Person, whether in connection herewith or in any unrelated transactions. (b) The obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations or otherwise, or any provision of applicable law or regulation purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof. (c) Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent or any Lender to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection or invalidity of any indirect or direct security for the obligations of the Borrower for all or any part of the Guaranteed Obligations or any obligations of any other Obligated Party liable for any of the Guaranteed Obligations; (iv) any action or failure to act by the Administrative Agent or any Lender with respect to any collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations). SECTION 10.04. Defenses Waived. To the fullest extent permitted by applicable law, each Loan Guarantor hereby waives any defense based on or arising out of any defense of the Borrower or any Loan Guarantor or the unenforceability of all or any part of the Guaranteed Obligations from any cause, or the cessation from any cause of the liability of the Borrower, any Loan Guarantor or any other Obligated Party, other than the indefeasible payment in full in cash of the Guaranteed 120

Obligations. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by law, any notice not provided for herein, as well as any requirement that at any time any action be taken by any Person against any Obligated Party or any other Person. Each Loan Guarantor confirms that it is not a surety under any state law and shall not raise any such law as a defense to its obligations hereunder. The Administrative Agent may, at its election, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any collateral securing all or a part of the Guaranteed Obligations, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in cash. To the fullest extent permitted by applicable law, each Loan Guarantor waives any defense arising out of any such election even though that election may operate, pursuant to applicable law, to impair or extinguish any right of reimbursement or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security. SECTION 10.05. Rights of Subrogation. No Loan Guarantor will assert any right, claim or cause of action, including, without limitation, a claim of subrogation, contribution or indemnification, that it has against any Obligated Party or any collateral, until the Loan Parties and the Loan Guarantors have fully performed all their obligations to the Administrative Agent and the Lenders. SECTION 10.06. Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations (including a payment effected through exercise of a right of setoff) is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise (including pursuant to any settlement entered into by a Secured Party in its discretion), each Loan Guarantor’s obligations under this Loan Guaranty with respect to that payment shall be reinstated at such time as though the payment had not been made and whether or not the Administrative Agent and the Lenders are in possession of this Loan Guaranty. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the Loan Guarantors forthwith on demand by the Administrative Agent. SECTION 10.07. Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of the Borrower’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent or any Lender shall have any duty to advise any Loan Guarantor of information known to it regarding those circumstances or risks. SECTION 10.08. Termination. Each of the Lenders may continue to make loans or extend credit to the Borrower based on this Loan Guaranty until five (5) days after it receives written notice of termination from any Loan Guarantor. Notwithstanding receipt of any such notice, each Loan Guarantor will continue to be liable to the Lenders for any Guaranteed Obligations created, assumed 121 or committed to prior to the fifth day after receipt of the notice, and all subsequent renewals, extensions, modifications and amendments with respect to, or substitutions for, all or any part of such Guaranteed Obligations. Nothing in this Section 10.08 shall be deemed to constitute a waiver of, or eliminate, limit, reduce or otherwise impair any rights or remedies the Administrative Agent or any Lender may have in respect of, any Default or Event of Default that shall exist under Article VII hereof as a result of any such notice of termination. SECTION 10.09. [Reserved]. SECTION 10.10. Maximum Liability. Notwithstanding any other provision of this Loan Guaranty, the amount guaranteed by each Loan Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of any Loan Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which such Loan Guarantor may have under this Loan Guaranty, any other agreement or applicable law shall be taken into account. SECTION 10.11. Contribution. (a) To the extent that any Loan Guarantor shall make a payment under this Loan Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Loan Guarantor, exceeds the amount which otherwise would have been paid by or attributable to such Loan Guarantor if each Loan Guarantor had paid the aggregate Guaranteed Obligations satisfied by such Guarantor Payment in the same proportion as such Loan Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to such Guarantor Payment) bore to the aggregate Allocable Amounts of each of the Loan Guarantors as determined immediately prior to the making of such Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Guaranteed Obligations (other than Unliquidated Obligations that have not yet arisen), and all Commitments have terminated or expired and this Agreement, the Swap Agreement Obligations and the Banking Services Obligations have terminated, such Loan Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Loan Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Guarantor Payment. (b) As of any date of determination, the “Allocable Amount” of any Loan Guarantor shall be equal to the excess of the fair saleable value of the property of such Loan Guarantor over the total liabilities of such Loan Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Loan Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other Loan Guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 10.11 is intended only to define the relative rights of the Loan Guarantors, and nothing set forth in this Section 10.11 is intended to or shall impair the obligations 122 of the Loan Guarantors, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Loan Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Loan Guarantor or Loan Guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnifying Loan Guarantors against other Loan Guarantors under this Section 10.11 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash (other than Unliquidated Obligations that have not yet arisen) and the termination or expiry, on terms reasonably acceptable to the Administrative Agent, of the Commitments extended hereunder and the termination of this Agreement, the Swap Agreement Obligations and the Banking Services Obligations. SECTION 10.12. Liability Cumulative. The liability of each Loan Party as a Loan Guarantor under this Article X is in addition to and shall be cumulative with all liabilities of each Loan Party to the Administrative Agent and the Lenders under this Agreement and the other Loan Documents to which such Loan Party is a party or in respect of any obligations or liabilities of the other Loan Parties, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary. SECTION 10.13. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Guarantee in respect of a Swap Obligation (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 10.13 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 10.13 or otherwise under this Loan Guaranty voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). Except as otherwise provided herein, the obligations of each Qualified ECP Guarantor under this Section 10.13 shall remain in full force and effect until the termination of all Swap Obligations. Each Qualified ECP Guarantor intends that this Section 10.13 constitute, and this Section 10.13 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. (Signature Pages Follow) 123

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written. BORROWER: GLOBAL BRASS AND COPPER, INC., By _________________________ Name: Title: OTHER LOAN PARTIES: GLOBAL BRASS AND COPPER HOLDINGS, INC., as Holdings and as a Guarantor By _________________________ Name: Title: CHASE BRASS AND COPPER COMPANY, LLC GBC METALS, LLC A.J. OSTER, LLC A.J. OSTER FOILS, LLC A.J. OSTER CARIBE, LLC A.J. OSTER WEST, LLC, each as a Guarantor By _________________________ Name: Title: Signature Page to Global Brass Term Loan Credit Agreement

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent By _________________________ Name: Title: Signature Page to Global Brass Term Loan Credit Agreement

COMMITMENT SCHEDULE Lender Commitment JPMorgan Chase Bank, N.A. $320,000,000 Total $320,000,000

Exhibit B EXHIBIT B LIST OF CLOSING DOCUMENTS GLOBAL BRASS AND COPPER, INC. AMENDMENT NO. 2 TO SENIOR SECURED TERM LOAN CREDIT FACILITY May 29, 2018 LIST OF CLOSING DOCUMENTS1 A. PRIMARY LOAN DOCUMENTS 1. Amendment No. 2 to Term Loan Credit Agreement (the “Amendment”) by and among Global Brass and Copper, Inc., a Delaware corporation (the “Borrower”), Global Brass and Copper Holdings, Inc., a Delaware corporation (“Holdings”), the other loan parties party thereto (the “Loan Guarantors”, collectively with the Borrower and Holdings, the “Loan Parties”), and JPMorgan Chase Bank, N.A., in its capacity as Administrative Agent for itself and the other Lenders (the “Administrative Agent”) to Term Loan Credit Agreement dated as of July 18, 2016, by and among, the Borrower, Holdings, the Loan Guarantors party thereto, the Lenders party thereto and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”, and as amended by the Amendment, the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings as set forth in the below-defined Credit Agreement. EXHIBITS Exhibit A -- Amendments to Credit Agreement Exhibit B -- List of Closing Documents B. UCC AND OTHER COLLATERAL-RELATED DELIVERIES 2. UCC, tax lien and name variation search reports naming each Loan Party from the appropriate offices in relevant jurisdictions. 3. Intellectual property search reports naming each Loan Party in each of the U.S. Copyright Office and U.S. Patent and Trademark Office. C. CORPORATE DOCUMENTS 4. Certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (i) that there have been no changes in the Certificate of Incorporation or other charter document of such Loan Party, as attached thereto and as certified as of a recent date by the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, since the date 1 Items in bold and italics denote items to be prepared by Borrower. Each capitalized term used herein and not defined herein shall have the meaning assigned to such term in the above-defined Credit Agreement.

of the certification thereof by such governmental entity, (ii) the By-Laws or other applicable organizational document, as attached thereto, of such Loan Party as in effect on the date of such certification, (iii) resolutions of the Board of Directors or other governing body of such Loan Party authorizing the execution, delivery and performance of each Loan Document to which it is a party, and (iv) the names and true signatures of the incumbent officers of each Loan Party authorized to sign the Loan Documents to which it is a party, and (in the case of each Borrower) authorized to request a Borrowing or the issuance of a Letter of Credit under the Credit Agreement. 5. Good Standing Certificate (or analogous documentation if applicable) for each Loan Party from the Secretary of State (or analogous governmental entity) of the jurisdiction of its organization, to the extent generally available in such jurisdiction. D. OPINIONS 6. Opinion of Winston & Strawn LLP, counsel for the Loan Parties.